PROSPECTUS
RCM funds
Institutional and Administrative Share Classes

U.S. Stock Funds
RCM Large-Cap Growth Fund
RCM Tax-Managed Growth Fund
RCM Small-Cap Fund
RCM Balanced Fund

Global Stock Funds
RCM Global Small-Cap Fund
RCM Global Technology Fund
RCM Global Equity Fund

International Stock Funds
RCM International Growth Equity Fund
RCM Emerging Markets Fund
RCM Europe Fund



February 1, 2002
Dresdner RCM Global Investor

RCM Funds are part of the PIMCO Funds:
Multi-Manager Series Trust

This cover is not part of the Prospectus

            RCM Funds Prospectus

PIMCO       This Prospectus describes 11 mutual funds offered by PIMCO Funds:
Funds:      Multi-Manager Series. The Funds provide access to the professional
Multi-      investment advisory services offered by PIMCO Advisors, a division
Manager     of Allianz Dresdner Asset Management of America L.P., and its
Series      investment management affiliate, Dresdner RCM Global Investors
            LLC, which is the Sub-Adviser for the Funds. PIMCO Advisors' and Dresdner RCM's institutional heritage is reflected in the RCM
            Funds offered in this Prospectus.

February
1, 2002


Share
Classes
Institutional
and
Administrative
            This Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

            The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                                                                   Prospectus

            Table of Contents

         Summary Information..............................................   3
         Fund Summaries
           RCM Large-Cap Growth Fund......................................   4
           RCM Tax-Managed Growth Fund....................................   6
           RCM Mid-Cap Fund...............................................   8
           RCM Small-Cap Fund.............................................  10
           RCM Balanced Fund..............................................  12
           RCM Global Small-Cap Fund......................................  14
           RCM Global Technology Fund.....................................  16
           RCM Global Equity Fund.........................................  18
           RCM International Growth Equity Fund...........................  20
           RCM Emerging Markets Fund......................................  22
           RCM Europe Fund................................................  24
         Summary of Principal Risks.......................................  26
         Management of the Funds..........................................  31
         Investment Options -- Institutional Class and Administrative
          Class Shares ...................................................  33
         Purchases, Redemptions and Exchanges.............................  34
         How Fund Shares Are Priced.......................................  39
         Fund Distributions...............................................  40
         Tax Consequences.................................................  40
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  41
         Additional Information About the RCM International Growth Equity
          Fund............................................................  50
         Financial Highlights.............................................  52

  PIMCO Funds: Multi-Manager Series
2

            Summary Information

The table below lists the investment objectives and compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 4.

                                                                                Approximate Approximate
                                    Investment                                  Number of   Capitalization
                Fund Name           Objective         Main Investments          Holdings    Range
 ----------------------------------------------------------------------------------------------------------
  Domestic      RCM Large-Cap       Long-term         Large capitalization        45-85     At least $3
  Funds         Growth              capital           equity securities                     billion
                                    appreciation
          -------------------------------------------------------------------------------------------------
                RCM Tax-Managed     After-tax growth  A broadly diversified       25-65     All
                Growth              of capital        portfolio of equity                   capitalizations
                                                      securities of U.S.
                                                      issuers
          -------------------------------------------------------------------------------------------------
                RCM Mid-Cap         Long-term         Small to medium             85-125    Up to $15.7
                                    capital           capitalization equity                 billion
                                    appreciation      securities
          -------------------------------------------------------------------------------------------------
                RCM Small-Cap       Long-term         Small capitalization        80-120    Up to $2.8
                                    capital           equity securities                     billion
                                    appreciation
          -------------------------------------------------------------------------------------------------
                RCM Balanced        Long-term         Equity and fixed income     115-155   All
                                    capital           securities                            capitalizations
                                    appreciation and
                                    current income
 ----------------------------------------------------------------------------------------------------------
  Global Funds  RCM Global Small-   Long-term         Equity securities of        55-95     Between $4.5
                Cap                 capital           issuers located in at                 million
                                    appreciation      least three different                 and $2.8
                                                      countries                             billion
          -------------------------------------------------------------------------------------------------
                RCM Global          Long-term         Equity securities of        65-105    At least $500
                Technology          capital           companies in the                      million
                                    appreciation      technology industry
                                                      located in at least
                                                      three different
                                                      countries
          -------------------------------------------------------------------------------------------------
                RCM Global Equity   Long-term         Equity securities of        85-125    All
                                    capital           issuers located in at                 capitalizations
                                    appreciation      least three different
                                                      countries
 ----------------------------------------------------------------------------------------------------------
  International RCM International   Long-term         Equity securities of        75-115    All
  Funds         Growth Equity       capital           issuers located in at                 capitalizations
                                    appreciation      least ten different
                                                      countries
          -------------------------------------------------------------------------------------------------
                RCM Emerging        Long-term         Equity securities of        35-75     At least $100
                Markets             capital           issuers located in                    million
                                    appreciation      countries with emerging
                                                      securities markets
          -------------------------------------------------------------------------------------------------
                RCM Europe          Long-term         Equity securities of        30-70     All
                                    capital           European issuers                      capitalizations
                                    appreciation
 ----------------------------------------------------------------------------------------------------------

            The Funds provide a broad range of investment choices. The following Fund Summaries identify each Fund's investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed "Summary of Principal Risks" describing principal risks of investing in the Funds begins after the Fund Summaries.
Fund
Descriptions,
Performance
and Fees

            It is possible to lose money on investments in the Funds. The fact that a Fund had good performance in the past is no assurance that the value of the Fund's investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
                                                                   Prospectus

            RCM Large-Cap Growth Fund

--------------------------------------------------------------------------------
              Investment         Fund Focus             Approximate
Principal     Objective          Larger                 Capitalization Range
Investments   Seeks long-term    capitalization         At least $3
and           capital            equity                 billion
Strategies    appreciation       securities
                                                        Dividend
                                 Approximate            Frequency
                                 Number of              At least
                                 Holdings               annually
                                 45-85

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in equity securities of U.S. companies with large market capitalizations. The Sub-Adviser defines "large capitalization" companies as those with market capitalizations of at least $3 billion (as measured at the time of purchase). The Fund may also invest 20% of its assets in foreign securities (but no more than 10% in any one country other than the U.S. or 10% in companies organized or headquartered in emerging market countries). The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

             In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The S&P 500 is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark.

             In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .  Market Risk    .  Sector Specific Risk      .  Emerging
              .  Issuer Risk    .  Foreign (non-U.S.)           Markets Risk
              .  Growth            Investment Risk           .  Credit Risk
                 Securities     .  Currency Risk             .  Management
                 Risk                                           Risk
              .  Liquidity
                 Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance
Information The Fund reorganized on February 1, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund") were exchanged for shares of the Fund. The bar chart and the Average Annual Total Returns table on the next page show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception of the DRCM Fund on December 31, 1996. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares. The Fund's Administrative Class shares were not outstanding during the time periods shown. Performance information shown in the Average Annual Total Returns table for the Administrative Class shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares.

             The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. Past performance is no guarantee of future results.
  PIMCO Funds: Multi-Manager Series
4

            Calendar Year Total Returns -- Institutional Class

                                                          Highest and
                                                          Lowest Quarter
                                                          Returns

                                                          (for periods shown
                                                          in the bar chart)


            [BAR CHART]                                   ---------------------
 '97      '98      '99       '00      '01                 Highest (4th Qtr.
31.88%   44.11%   44.84%    -8.37%   -21.99%              '98)___________29.25%
                  Calendar Year End (through 12/31)       ---------------------
                                                          Lowest (1st Qtr.
                                                          '01)__________-19.06%

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                     Fund inception
                                                     1 Year  5 Years (12/31/96)(/3/)
            ------------------------------------------------------------------------
         Institutional Class                         -21.99% 14.51%  14.51%
            ------------------------------------------------------------------------
         Administrative Class                        -22.19% 14.23%  14.23%
            ------------------------------------------------------------------------
         S&P 500 Index(/1/)                          -11.88% 10.70%  10.70%
            ------------------------------------------------------------------------
         Lipper Large-Cap Growth Funds Average(/2/)  -22.94% 8.15%   8.15%
            ------------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses(/2/)
            ------------------------------------------------------------------
         Institutional   0.45%    None           0.30%         0.75%
            ------------------------------------------------------------------
         Administrative  0.45     0.25%          0.30          1.00
            ------------------------------------------------------------------
            (1)  Other Expenses reflects a 0.30% Administrative Fee paid by each class.
            (2) Pursuant to a contractual agreement, PIMCO Advisors has agreed to waive, reduce or reimburse its Administrative Fee to the extent Total Annual Fund Operating Expenses exceed 0.75% for
                Institutional Class shares until June 30, 2003.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)


         Share Class     Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional   $ 77     $240           $417          $  930
            ------------------------------------------------------------------
         Administrative   102      318            552           1,225
            ------------------------------------------------------------------

                                                                 Prospectus

            RCM Tax-Managed Growth Fund

--------------------------------------------------------------------------------
Principal     Investment          Fund Focus              Approximate
Investments   Objective           Equity securities       Capitalization
and           Seeks after-tax     of U.S. companies       Range
Strategies    growth of capital                           All capitalizations
                                  Approximate Number      Dividend Frequency
                                  of Holdings             At least annually
                                  25-65

            The Fund attempts to enhance the after-tax returns of shareholders by investing in a broadly diversified portfolio of equity securities of U.S. companies. The Fund invests in companies of all capitalizations, ranging from larger well-established companies to smaller emerging-growth companies. The Fund may invest up to 20% of its assets in companies with market capitalizations below $500 million (as measured at the time of purchase). The Fund may also invest up to 25% of its assets in foreign securities (but no more than 10% in any one country other than the U.S.) and up to 5% of its assets in companies located in emerging market countries. The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

             To maximize after-tax returns, the Fund may use certain
            investment techniques designed to reduce capital gains distributions to shareholders. These techniques may include, among others, holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and selling securities that have declined in value to offset past or future gains realized on the sale of other securities. These techniques will not completely eliminate taxable distributions by the Fund. In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The S&P 500 is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark.

             In addition to traditional research activities, the portfolio management team uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities (though generally the Fund will not invest more than 10% of its assets in such securities). This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .  Market Risk        .  Liquidity Risk            .  Currency
              .  Issuer Risk        .  Derivatives Risk             Risk
              .  Growth             .  Foreign (non-U.S.)        .  Sector
                 Securities            Investment Risk              Specific
                 Risk               .  Emerging Markets Risk        Risk
              .  Smaller                                         .  Leveraging
                 Company Risk                                       Risk
                                                                 .  Management
                                                                    Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance
Information The Fund reorganized on February 1, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund") were exchanged for shares of the Fund. The bar chart and the Average Annual Total Returns table on the next page show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception of the
            DRCM
  PIMCO Funds: Multi-Manager Series
6

            Fund on December 30, 1998. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

            The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund does not currently offer Administrative Class shares. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Institutional
            Class

                                     Highest and Lowest Quarter Returns
                                     (for periods shown in the bar chart)
                                     --------------------
                                     Highest (4th Qtr.
                                     '99)__________31.98%
                                     --------------------
                                     Lowest (1st Qtr.
                                     '01)_________-18.29%
[BAR CHART]
 '99         '00         '01
52.44%      -8.07%     -21.63%
                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                              Fund inception
                                                      1 Year  (12/30/98)(/3/)
            -----------------------------------------------------------------
         Institutional Class                          -21.63% 3.17%
            -----------------------------------------------------------------
         S&P 500 Index(/1/)                           -11.88% -1.03%
            -----------------------------------------------------------------
         Lipper Large- Cap Growth Funds Average(/2/)  -22.94% -3.82%
            -----------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 12/30/98. Index comparisons begin on 12/30/98.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                                 Distribution                 Total Annual
                        Advisory and/or Service Other         Fund Operating
                        Fees     (12b-1) Fees   Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional  0.60%    None           0.30%         0.90%
            ------------------------------------------------------------------
            (1)  Other Expenses reflects a 0.30% Administrative Fee paid by the class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same.
            Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

                        Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional  $92      $287           $498          $1,108
            ------------------------------------------------------------------

                                                                   Prospectus

            RCM Mid-Cap Fund

--------------------------------------------------------------------------------
Principal     Investment         Fund Focus             Approximate
Investments   Objective          Small-to medium        Capitalization
and           Seeks long-term    capitalization         Range
Strategies    capital            equity securities      Up to $15.7 billion
              appreciation

                                 Approximate Number     Dividend Frequency
                                 of Holdings            At least annually
                                 85-125

            The Fund seeks to achieve its investment objective by normally investing 65% of its assets (which includes cash) and at least 80% of its investments (which excludes cash) in equity and equity-related securities of small- to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Mid-Cap Growth Index, which ranged from $24 million to $15.7 billion as of December 31, 2001. Equity-related securities include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. The Fund may also invest up to 10% of its assets in foreign securities. The Fund may from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

             In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The Russell Mid-Cap Growth Index is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark.

             In addition to traditional research activities, the portfolio management team uses Grassroots(sm) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return are:

              .  Market Risk      .  Liquidity              .  Currency Risk
              .  Issuer Risk         Risk                   .  Turnover Risk
              .  Growth           .  Sector                 .  Credit Risk
                 Securities          Specific Risk          .  Management
                 Risk             .  Foreign (non-U.S.)        Risk
              .  Smaller             Investment Risk
                 Company Risk     .  Emerging
                                     Markets Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance
Information The Fund reorganized on February 1, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc., (the "DRCM Fund") were exchanged for shares of the Fund. The bar chart and the Average Annual Total Returns table on the next page show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception of the
            DRCM Fund on November 6, 1979. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares. The Fund's Administrative Class shares were not outstanding during
  PIMCO Funds: Multi-Manager Series
8
            the time periods shown. Performance information shown in the Average Annual Total Returns table for the Administrative Class shares is based on the performance of the Fund's Institutional
            Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative
            Class shares.

            The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. Past performance is no guarantee of future results.


            Calendar Year Total Returns -- Institutional Class

                                                          Highest and Lowest
                                                          Quarter Returns


                                                          (for periods shown
            [BAR CHART]                                   in the bar chart)
                                                          ---------------------
        '92   '93   '94    '95    '96    '97   '98     '99    '00    '01
       7.03% 10.72% 0.76% 34.53% 19.07% 17.50% 15.06% 60.18% 1.25% -24.62%
                                                          Highest (4th Qtr.
                  Calendar Year End (through 12/31)       '99) __________42.24%
                                                          ---------------------

                                                          Lowest (4th Qtr.
                                                          '00)__________-25.02%
            Average Annual Total Returns (for periods ended 12/31/01)

                                                               Fund Inception
                                      1 Year  5 Years 10 Years (11/6/79)(/3/)
            -----------------------------------------------------------------
         Institutional Class          -24.62% 10.57%  12.20%   17.79%
            -----------------------------------------------------------------
         Administrative Class         -24.82% 10.29%  11.92%   17.50%
            -----------------------------------------------------------------
         Russell Mid-Cap Growth
          Index(/1/)                   -5.62% 11.40%  13.58%   15.59%
            -----------------------------------------------------------------
         Lipper Mid-Cap Growth Funds
          Average(/2/)                -21.17% 7.64%    9.88%   12.66%
            -----------------------------------------------------------------

            (1) The Russell Mid-Cap Growth Index is an unmanaged index that measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. It is not possible to invest directly in the index.
            (2) The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. It does not take into account sales charges.
            (3) The Fund began operations on 11/6/79. Index comparisons begin on 11/6/79.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses(/2/)
            ------------------------------------------------------------------
         Institutional   0.47%    None           0.30%         0.77%
            ------------------------------------------------------------------
         Administrative  0.47     0.25%          0.30          1.02
            ------------------------------------------------------------------
            (1)  Other Expenses reflects a 0.30% Administrative Fee paid by each class.
            (2) Pursuant to a contractual agreement, PIMCO Advisors has agreed to waive, reduce or reimburse its Administrative Fee to the extent Total Annual Operating Expenses exceed 0.77% for
                Institutional Class shares until June 30, 2003.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

         Share Class     Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional   $ 79     $246           $428          $  954
            ------------------------------------------------------------------
         Administrative   104      325            563           1,248
            ------------------------------------------------------------------

                                                                 Prospectus

            RCM Small-Cap Fund

--------------------------------------------------------------------------------
Principal     Investment          Fund Focus              Approximate
Investments   Objective           Smaller                 Capitalization
and           Seeks long-term     capitalization          Range
Strategies    capital             equity securities       Up to $2.8 billion.
              appreciation

                                  Approximate Number      Dividend Frequency
                                  of Holdings             At least annually
                                  80-120

            The Fund seeks to achieve its investment objective by investing 65% of its assets (which includes cash) and 80% of its investments (which excludes cash) in equity and equity-related securities of companies with small market capitalizations. Equity-related securities include preferred stock, convertible preferred stock, convertible debt obligations, warrants, or other rights to acquire stock. Under normal market conditions, the Fund invests at least 90% of its investments in companies with market capitalizations comparable to those of companies included in the Russell 2000 Index, which as of December 31, 2001, ranged from zero to $2.8 billion. The Fund may also invest up to 10% of its assets in foreign securities. The Fund will maintain a weighted-average market capitalization that is no less than 50% and no more than 200% of the weighted-average market capitalization of the securities in the Russell 2000 Index. The Fund may from time to time invest a significant percentage of its assets in the technology sector.

             In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The Russell 2000 Index is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark.

             In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .  Market Risk       .  Liquidity Risk         .  Currency Risk
              .  Issuer Risk       .  Sector                 .  Turnover Risk
              .  Growth               Specific Risk          .  Credit Risk
                 Securities        .  Foreign (non-U.S.)     .  Management
                 Risk                 Investment Risk           Risk
              .  Smaller           .  Emerging
                 Company Risk         Markets Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The Fund reorganized on February 1, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
            Fund") were exchanged for shares of the Fund. The bar chart and the Average Annual Total Returns table on the next page show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception of the DRCM Fund on January 3, 1992. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

            The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund does not currently offer Administrative Class shares. Past performance is no guarantee of future results.

  PIMCO Funds: Multi-Manager Series
10

            Calendar Year Total Returns -- Institutional Class



                                                          Highest and Lowest
                                                          Quarter Returns
                                                          (for periods shown
                                                          in the bar chart)
                                                          ---------------------
                                                          Highest (4th Qtr.
                                                          '99)__________ 27.06%
                                                          ---------------------
                                                          Lowest (3rd Qtr.
                                                          '01)_________ -27.04%
                                [BAR CHART]
 '93    '94     '95     '96     '97     '98     '99       '00       '01
9.20%  -2.16%  34.08%  34.39%  19.49%  1.11%   12.40%   -17.87%   -20.10

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                 Fund inception
                                        1 Year  5 Years 10 Years (1/3/92)(/3/)
            -------------------------------------------------------------------
         Institutional Class            -20.10% -2.28%   7.68%   7.68%
            -------------------------------------------------------------------
         Russell 2000 Index(/1/)          2.48% 7.52%   11.51%   11.51%
            -------------------------------------------------------------------
         Lipper Small-Cap Growth Funds
          Average(/2/)                  -10.79% 8.51%   11.17%   11.17%

            -------------------------------------------------------------------
            (1) The Russell 2000 Small Stock Index is an unmanaged index of the 2000 smallest securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 Index and is considered to be representative of the small capitalization market. The Russell 3000 Index represents approximately 98% of the U.S. equity market by capitalization. It is not possible to invest directly in the index.
            (2) The Lipper Small-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest primarily in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index.
                It does not take into account sales charges.
            (3) The Fund began operations on 1/3/92. Index comparisons begin on 1/3/92.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                                 Distribution                 Total Annual
                        Advisory and/or Service Other         Fund Operating
                        Fees     (12b-1) Fees   Expenses(/1/) Expenses(/2/)
            ------------------------------------------------------------------
         Institutional  0.72%    None           0.30%         1.02%
            ------------------------------------------------------------------
            (1)  Other Expenses reflects a 0.30% Aministrative Fee paid by the class.
            (2) Pursuant to a contractual agreement, PIMCO Advisors has agreed to waive, reduce or reimburse its Administrative Fee to the extent Total Annual Fund Operating Expenses exceed 1.02% for
             Institutional Class shares until June 30, 2003.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same.
            Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

                        Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional  $104     $325           $563          $1,248
            ------------------------------------------------------------------

                                                                 Prospectus

            RCM Balanced Fund

--------------------------------------------------------------------------------
Principal     Investment         Fund Focus             Approximate
Investments   Objective          Equity and fixed-      Capitalization
and           Seeks long-term    income securities      Range
Strategies    capital                                   All
              appreciation and                          capitalizations
              current income

                                 Approximate            Dividend Frequency
                                 Number of              Quarterly
                                 Holdings
                                 115-155

            The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity and fixed income securities. The Fund will normally invest up to 75% of its assets in equity securities and at least 25% of its assets in investment-grade fixed income securities. Up to 30% of the Fund's assets may be invested in foreign securities. The Fund's equity securities may be of any capitalization. However, the Fund will generally not invest in securities with market capitalizations below $1 billion.

             The allocation of the Fund's assets starts with a top-down investment process that begins with the development of an economic outlook. The allocation fluctuates with factors affecting the relative attractiveness of equity and fixed income securities. These factors include, among others: general market and economic conditions and trends, interest and inflation rates, fiscal and monetary developments, long-term corporate earnings growth, and the expected total return and risk of each asset class.

             The portfolio management team focuses the equity portion of the portfolio on companies that it expects will have some of the following characteristics: higher than average rates of growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Non-U.S. stocks are chosen using a similar process, while also considering country allocation and currency exposure. Investments are not restricted to companies with a record of dividend payments. The Fund uses fundamental and original research to select fixed income securities and to manage the mix between U.S. and foreign bonds. A bond's maturity and duration, among other factors, are important components of the Fund's fixed income process. The Fund's fixed income securities may be of any maturity. Investment grade securities are those rated, at the time of purchase, BBB (or its equivalent) or higher by a nationally recognized securities rating organization and unrated securities which the sub-adviser determines are of comparable quality. The Fund will not necessarily sell a security if its rating is lowered after the Fund purchases it. The S&P 500 Index, the Lehman Brothers Aggregate Bond Index and a composite comprised of 60% S&P 500/40% Lehman Brothers Aggregate Bond Index are the Fund's performance benchmarks. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmarks.

             In addition to traditional research activities, the portfolio management team uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate and in accordance with sound investment practices the Fund's investment objectives and as necessary for redemption purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal
Risks
            Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

              .  Market Risk    .  Liquidity Risk           .  Turnover Risk
              .  Issuer Risk    .  Foreign (non-U.S.)       .  Credit Risk
              .  Growth            Investment Risk          .  Leveraging
                 Securities     .  Derivatives Risk            Risk
                 Risk           .  Currency Risk            .  High Yield
              .  Smaller Company.  Interest Rate Risk          Risk
                 Risk                                       .  Management
                                                               Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.
  PIMCO Funds: Multi-Manager Series
12

Performance The Fund reorganized on February 1, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
            Fund") were exchanged for shares of the Fund. The bar chart and the Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception of the DRCM Fund on December 15, 1999. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

             The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund does not currently offer Administrative Class shares. Past performance is no guarantee of future results.


            Calendar Year Total Returns -- Institutional  Highest and Lowest
            Class                                         Quarter Returns
                                                          (for periods shown
                                                          in the bar chart)
                                                          ---------------------
                                                          Highest (1st Qtr.
                                                          '00) ___________5.54%
                                                          ---------------------
                                                          Lowest (1st Qtr.
                                                          '01) __________-9.75%
[BAR CHART]

  '00        '01  Calendar Year End (through 12/31)
 -2.64%     -9.95%
            Average Annual Total Returns (for periods ended 12/31/01)

                                                                       Fund inception
                                               1 Year                  (12/15/99)(/5/)
            --------------------------------------------------------------------------
         Institutional Class                    -9.95%                 -3.30%
            --------------------------------------------------------------------------
         S&P 500 Index(/1/)                    -11.89%                 -8.57%
            --------------------------------------------------------------------------
         Lehman Brothers Aggregate
          Bond Index(/2/)                        8.42%                  9.47%
            --------------------------------------------------------------------------
         Blended 60% S&P 500
          Index/40%
          Lehman Brothers Aggregate
          Bond Index(/3/)                       -3.72%                 -1.29%
            --------------------------------------------------------------------------
         Lipper Balanced Funds
          Average(/4/)                          -4.39%                 -1.37%
            --------------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lehman Brothers Aggregate Bond Index is an unmanaged market index considered to be representative of the bond market as a whole. It is not possible to invest directly in the index.
            (3) The Blended 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index is an unmanaged hybrid index comprised of 60% of the return of the S&P 500 Index and 40% of the return of the Lehman Brothers Aggregate Bond Index. It is not possible to invest directly in the index.
            (4) The Lipper Balanced Fund Average is a total return performance average of funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. It does not take into account sales charges.
            (5) The Fund began operations on 12/15/99. Index comparisons begin on 12/15/99.

--------------------------------------------------------------------------------
Fees and
Expenses    These tables describe the fees and expenses you may pay if you buy
of the      and hold Institutional Class shares of the Fund:
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                                 Distribution                 Total Annual
                        Advisory and/or Service Other         Fund Operating
                        Fees     (12b-1) Fees   Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional  0.60%    None           0.30%         0.90%
            ------------------------------------------------------------------
            (1) Other Expenses reflects a 0.30% Administrative Fee paid by the class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same.
            Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

                        Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional  $92      $287           $498          $1,108
            ------------------------------------------------------------------

                                                                 Prospectus

            RCM Global Small-Cap Fund

--------------------------------------------------------------------------------
Principal     Investment         Fund Focus             Approximate
Investments   Objective          Smaller                Capitalization
and           Seeks long-term    capitalization         Range
Strategies    capital            equity securities      From $4.5 million
              appreciation                              to $2.8 billion

                                 Approximate Number     Dividend Frequency
                                 of Holdings            At least annually
                                 55-95

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in equity securities of companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index, which as of December 31, 2001 ranged from $4.5 million to $2.8 billion. The Fund will maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small-Cap Index securities which as of December 31, 2001 would permit the Fund to maintain a weighted-average market capitalization ranging from $205 million to $822 million. The Fund invests in companies organized or headquartered in at least three different countries (one of which may be the United States) and expects that the majority of its foreign investments will be in Japan and Western Europe. Under normal market conditions, the Fund will invest no more than 25% of its assets in issuers that are organized or headquartered in any one country outside the U.S., other than France, Germany, Japan and the United Kingdom. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also from time to time invest a significant percentage of its assets in the technology sector.

             In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that it believes are likely to offer the best investment opportunities. The portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In addition, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The MSCI World Small-Cap Index is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark.

             In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .  Market Risk      .  Derivatives Risk       .  Focused
              .  Issuer Risk      .  Sector Specific           Investment Risk
              .  Growth              Risk                   .  Leveraging Risk
                 Securities       .  Foreign (non-U.S.) Investment Risk
                 Risk                                       .  Turnover Risk
                                  .  Emerging Markets       .  Credit Risk
              .  Smaller             Risk                   .  Management Risk
                 Company Risk     .  Currency Risk
              .  Liquidity
                 Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.
  PIMCO Funds: Multi-Manager Series
14

Performance The Fund reorganized on February 1, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
            Fund") were exchanged for shares of the Fund. The bar chart and the Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception of the DRCM Fund on December 31, 1996. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

             The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund does not currently offer Administrative Class shares. Past performance is no guarantee of future results.


            Calendar Year Total Returns -- Institutional Class
                                                         Highest and Lowest
                                                         Quarter Returns

                                                         (for periods shown
                                 [BAR CHART]             in the bar chart)
 '97      '98       '99      '00        '01              --------------------
25.48%   19.29%   104.63%   -13.88%   -25.05%            Highest (4th Qtr.
                                                         "99___________64.80%)

                  Calendar Year End (through 12/31)      --------------------
                                                         Lowest (3rd Qtr.
                                                         "01__________-26.36%)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                     Fund inception
                                                     1 Year  5 Years (12/31/96)(/3/)
            ------------------------------------------------------------------------
         Institutional Class                         -25.05% 14.60%       14.60%
            ------------------------------------------------------------------------
         MSCI World Small-Cap Index(/1/)               1.22%  3.20%        3.20%
            ------------------------------------------------------------------------
         Lipper Global Small Cap Funds Average(/2/)  -15.49%  5.33%        5.33%
            ------------------------------------------------------------------------

            (1) The Morgan Stanley Capital International World Small-Cap Index ("MSCI-WSCI") is a widely recognized, unmanaged, market capitalization weighted index composed of securities representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. It is not possible to invest directly in the index.
            (2) The Lipper Global Small Cap Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 25% of their portfolio in securities with primary trading markets outside the United States, and that limits at least 65% of their investments to companies with market capitalizations less than U.S. $1 billion at the time of purchase. It does not take into account sales charges.
            (3) The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                                 Distribution                 Total Annual
                        Advisory and/or Service Other         Fund Operating
                        Fees     (12b-1) Fees   Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional  1.00%    None           0.40%         1.40%
            ------------------------------------------------------------------
            (1)  Other Expenses reflects the Administrative Fee paid by the class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same.
            Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

                        Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional  $143     $443           $766          $1,680
            ------------------------------------------------------------------

                                                                   Prospectus

            RCM Global Technology Fund

--------------------------------------------------------------------------------
Principal     Investment         Fund Focus             Approximate
Investment    Objective          Equity securities      Capitalization
and           Seeks long-term    of U.S. and non-       Range
Strategies    capital            U.S. technology-       At least
              appreciation       related companies      $500 million

                                 Approximate Number     Dividend Frequency
                                 of Holdings            At least annually
                                 65-105

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in equity securities of technology companies. The Fund must invest in at least three different countries and may invest up to 50% of its assets in non-U.S. issuers, but under normal market conditions no more than 25% of its assets in issuers organized or headquartered in any one country outside the U.S., other than Japan. The Fund may also invest up to 20% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund currently intends to invest primarily in companies with market capitalizations greater than $500 million at the time of purchase, with no more than 15% of its assets in technology companies with market capitalizations below $100 million at the time of purchase. The Fund may invest a substantial portion of assets in securities issued in initial public offerings (IPOs).

             The portfolio managers define technology companies as those with revenues primarily generated by technology products and services. These include internet products and services, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology products, environmental services, chemical products and synthetic materials, and defense and aerospace products and services. The portfolio managers evaluate the fundamental value and prospects for growth of individual companies and focuses on those companies that they expect will have higher than average rates of growth and strong potential for capital appreciation. Investments are not restricted to companies with a record of dividend payments. The S&P 500 Index and the Lipper Science & Technology Fund Index are the Fund's performance benchmarks. The portfolio managers base security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmarks. The Fund is "non-diversified," which means that it invests in a relatively small number of issuers.

             The portfolio managers develop forecasts of economic growth, inflation, and interest rates that they use to help identify those regions and individual countries that they believe are likely to offer the best investment opportunities. In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .  Market Risk    .  Derivatives Risk        .  Currency Risk
              .  Issuer Risk    .  Sector Specific Risk    .  Focused
              .  Growth         .  Technology Related         Investment
                 Securities        Risk                       Risk
                 Risk           .  IPO Risk                .  Leveraging
              .  Smaller        .  Foreign (non-U.S.)         Risk
                 Company Risk      Investment Risk         .  Turnover Risk
              .  Liquidity      .  Emerging Markets        .  Credit Risk
                 Risk              Risk                    .  Management
                                                              Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.
  PIMCO Funds: Multi-Manager Series
16

Performance The Fund reorganized on February 1, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
            Fund") were exchanged for shares of the Fund. The bar chart and Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception of the DRCM Fund on December 27, 1995. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

             The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio managers as the Fund. The Fund's total expenses are expected to be higher than the DRCM Fund's historical expenses. If the DCRM Fund had been subject to the Fund's higher expenses, the performance results shown would have been lower. The Fund does not currently offer Administrative Class shares. The performance for the year 1999 benefitted to a large extent from the result of investments in IPOs and market conditions during 1999. This performance may not be repeated in the future. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Institutional
            Class

                                                          Highest and Lowest
                                                          Quarter Returns

                                                          (for periods shown
                                                          in the bar chart)
                                                          ---------------------

                                                          Highest (4th Qtr.
                                                          "99)___________82.82%


                                                          ---------------------
                                                          Lowest (4th Qtr.
                                                          "00)__________-34.45%
                                                                [BAR CHART]
 '96       '97        '98       '99         '00         '01
26.41%    27.08%     61.05%    182.96%    -14.33%     -39.31%
                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                        Fund inception
                                                        1 Year  5 Years (12/27/95)(/3/)
            ---------------------------------------------------------------------------
         Institutional Class                            -39.55% 24.33%   24.65%
            ---------------------------------------------------------------------------
         S&P 500 Index(/1/)                             -11.88% 10.70%   12.67%
            ---------------------------------------------------------------------------
         Lipper Science & Technology Fund Average(/2/)  -37.55%  9.36%   10.71%
            ---------------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Science & Technology Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in science and technology stocks. It does not take into account sales charges.
            (3) The Fund began operations on 12/27/95. Index comparisons begin on 12/27/95.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                                 Distribution                 Total Annual
                        Advisory and/or Service Other         Fund Operating
                        Fees     (12b-1) Fees   Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional  0.95%    None           0.40%         1.35%
            ------------------------------------------------------------------
            (1) Other Expenses reflects a 0.40% Administrative Fee paid by the class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same.
            Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

                        Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional  $137     $428           $739          $1,624
            ------------------------------------------------------------------

                                                                 Prospectus

            RCM Global Equity Fund

--------------------------------------------------------------------------------
Principal     Investment         Fund Focus             Approximate
Investments   Objective          Equity                 Capitalization Range
and           Seeks long-term    securities of          All capitalizations
Strategies    capital            U.S. and non-
              appreciation       U.S. companies

                                 Approximate            Dividend Frequency
                                 Number of              At least annually
                                 Holdings
                                 85-125

            The Fund seeks to achieve its investment objective by normally investing in a diversified portfolio of equity and equity-related securities, which include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. At least 65% of the Fund's assets will be invested in the equity securities of three different countries, including the U.S. The Fund may invest up to 30% of its assets in securities of companies organized or headquartered in emerging market countries and up to 10% in securities of companies organized or headquartered in any one emerging market country. The Fund may also invest up to 10% of its assets in U.S. and foreign debt securities, including debt securities rated below investment-grade, and may also invest a substantial portion of its assets in one or more sectors of the economy such as the financial sector.

             In making investment decisions for the Fund, the portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In addition, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. The S&P 500 Index and the MSCI-ACWI Free Index are the Fund's performance benchmarks. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmarks.

             In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives, and as necessary for redemption purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in cash or cash equivalent instruments, U.S. Government obligations, non-convertible preferred stocks and non-convertible corporate bonds with remaining maturities of less than one year. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .  Market Risk    .  Sector Specific Risk     .  Leveraging
              .  Issuer Risk    .  Foreign (non-U.S.)          Risk
              .  Smaller           Investment Risk          .  Turnover Risk
                 Company Risk   .  Emerging Markets         .  Credit Risk
              .  Liquidity         Risk                     .  High Yield
                 Risk           .  Currency Risk               Risk
              .  Derivatives    .  Focused Investment       .  Management
                 Risk              Risk                        Risk

            Please see "Summary of Principal Risks" following the Fund Summary for a description of these and other risks of investing in the Fund.
  PIMCO Funds: Multi-Manager Series
18

Performance The Fund reorganized on February 1, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
            Fund") were exchanged for shares of the Fund. The bar chart and the Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception of the DRCM Fund on December 30, 1998. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

             The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund does not currently offer Administrative Class shares. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Institutional Class

                                                          Highest and Lowest
                                                          Quarter Returns

                                                          (for periods shown
                                                          in the bar chart)

                                                          ---------------------

                                                          Highest (4th Qtr.
                                        [BAR CHART]       "99)___________42.54%
                                                          ---------------------
       '95        '96        '97        '98       '99          '00      '01
      45.33%     23.60%     9.03%     79.65%     140.42%     -28.84%  -45.10%
                                                          Lowest (3rd Qtr.
                  Calendar Year End (through 12/31)       "01)__________-19.44%

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                     Fund inception
                                                 1 Year              (12/30/98)(/4/)
            ------------------------------------------------------------------------
         Institutional Class                     -24.00%              3.22%
            ------------------------------------------------------------------------
         MSCI-ACWI Free Index(/1/)               -15.91%             -2.82%
            ------------------------------------------------------------------------
         S&P 500 Index(/2/)                      -11.88%             -1.03%
            ------------------------------------------------------------------------
         Lipper Global Funds Average(/3/)        -17.36%              1.00%
            ------------------------------------------------------------------------

            (1) The Morgan Stanley All Countries World Free Index ("MSCI-ACWI") is a widely recognized, unmanaged index of small capitalization issuers located throughout the world in both developed and emerging markets. It is not possible to invest directly in the index.
            (2) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
            (3) The Lipper Global Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well. It does not take into account sales charges.
            (4) The Fund began operations on 12/30/98. Index comparisons begin on 12/31/98.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                                 Distribution                 Total Annual
                        Advisory and/or Service Other         Fund Operating
                        Fees     (12b-1) Fees   Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional  0.85%    None           0.40%         1.25%
            ------------------------------------------------------------------
            (1)  Other Expenses reflects a 0.40% Administrative Fee paid by the class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same.
            Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

                        Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional  $127     $397           $686          $1,511
            ------------------------------------------------------------------

                                                                 Prospectus

            RCM International Growth Equity Fund

--------------------------------------------------------------------------------
Principal     Investment         Fund Focus             Approximate
Investments   Objective          Equity securities      Capitalization
and           Seeks long-term    of                     Range
Strategies    capital            companies worldwide    All capitalizations
              appreciation

                                 Approximate Number     Dividend Frequency
                                 of Holdings            At least annually
                                 75-115

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in equity securities of non-U.S. companies. While the Fund invests in issuers located in at least ten different countries, the Fund may invest up to 65% of its assets in companies organized or headquartered in Japan, the United Kingdom or Germany, and up to 25% of its assets in companies organized or headquartered in any other country outside the U.S. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also invest up to 10% of its assets in U.S. companies. The Fund primarily invests in companies with market capitalizations in excess of $1 billion (as measured at the time of purchase). No more than 15% of the Fund's assets shall be invested in companies with market capitalizations below $100 million (as measured at the time of purchase). The Fund may also from time to time invest a significant portion of its assets in one or more sectors of the economy, including the financial sector.

             In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that it believes are likely to offer the best investment opportunities. In analyzing specific companies for possible investment, the portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International ACWI Index are the Fund's performance benchmarks. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmarks. The Fund is "non-diversified," which means that it invests in a relatively small number of issuers.

             In addition to traditional research activities, the portfolio management team uses Grassroots SM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal
Risks Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

              .  Market Risk    .  Derivatives Risk        .  Focused
              .  Issuer Risk    .  Sector Specific Risk       Investment
              .  Growth         .  Foreign (non-U.S.)         Risk
                 Securities        Investment Risk         .  Leveraging
                 Risk           .  Emerging Markets           Risk
              .  Smaller           Risk                    .  Turnover Risk
                 Company Risk   .  Currency Risk           .  Credit Risk
              .  Liquidity                                 .  Management
                 Risk                                         Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.
  PIMCO Funds: Multi-Manager Series
20

            The Fund reorganized on February 1, 2002 when shares of a Performance corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM Information Fund") were exchanged for shares of the Fund. The bar chart and the Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception of the DRCM Fund on May 22, 1995. The information provides some indication of the risks of investing in the Fund showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

            The bar chart and the information to its right show performance of the Fund's Institutional Class shares. The Fund's Administrative Class shares were not outstanding during the time periods shown. Performance information shown in the Average Annual Total Returns table for the Administrative Class shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares.

             The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. Past performance is no guarantee of future results. Calendar Year Total Returns -- Institutional Class


                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99__________41.32%)
                                                            --------------------
                                                            Lowest (1st Qtr.
                                                            '01_________-18.42%)
                                 [BAR CHART]
 '95      '96      '97      '98       '99      '00        '01
17.98%   19.31%   17.93%   13.81%    60.66%   -26.76%   -31.96%
                  Calendar Year End (through 12/31)
            Average Annual Total Returns (for periods ended 12/31/01)

                                                                  Fund inception
                                                  1 Year  5 Years (5/22/95)(/4/)
            --------------------------------------------------------------------
         Institutional Class                      -31.96%  1.45%   5.97%
            --------------------------------------------------------------------
         Administrative Class                     -32.17%  1.18%   5.67%
            --------------------------------------------------------------------
         MSCI-EAFE Index(/1/)                     -21.20%  1.17%   2.79%
            --------------------------------------------------------------------
         MSCI-ACWI Ex-U.S. Index(/2/)             -19.50%  0.89%   2.89%
            --------------------------------------------------------------------
         Lipper International Funds Average(/3/)  -21.71%  1.94%   4.11%
            --------------------------------------------------------------------

            (1) The Morgan Stanley Capital International Europe Australasia Far East ("MCSI-EAFE") Index is a widely recognized, unmanaged index of issuers located in the countries of Europe, Australia and the Far East. It is not possible to invest directly in the index.
            (2) The Morgan Stanley All Country World Free ("MCSI-ACWI") Ex-U.S. Index is a widely recognized, unmanaged index of issuers located in countries throughout the world, representing both developed and emerging markets, excluding the United States. It is not possible to invest directly in the index.
            (3) The Lipper International Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest their assets in securities with primary trading markets outside of the United States. It does not take into account sales charges.
            (4) The Fund began operations on 5/22/95. Index comparisons begin on 5/31/95.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                                       Distribution                        Total Annual
                                        and/or Service                     Fund Operating
         Share Class     Advisory Fees (12b-1) Fees    Other Expenses(/1/) Expenses
            -----------------------------------------------------------------------------
         Institutional   0.50%         None            0.50%               1.00%
            -----------------------------------------------------------------------------
         Administrative  0.50          0.25%           0.50                1.25
            -----------------------------------------------------------------------------
            (1)  Other Expenses reflects a 0.50% Administrative Fee paid by each class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

         Share Class     Year 1        Year 3          Year 5              Year 10
            -----------------------------------------------------------------------------
         Institutional   $102          $318            $552                $1,225
            -----------------------------------------------------------------------------
         Administrative   127           397             686                 1,511
            -----------------------------------------------------------------------------

                                                                   Prospectus

            RCM Emerging Markets Fund

--------------------------------------------------------------------------------
Principal     Investment          Fund Focus              Approximate
Investments   Objective           Equity securities       Capitalization
and           Seeks long-term     of emerging market      Range
Strategies    capital             issuers                 At least $100
              appreciation                                million

                                  Approximate Number      Dividend Frequency
                                  of Holdings             At least annually
                                  35-75

            The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in equity securities of emerging market companies. The Fund currently intends to invest primarily in companies with market capitalizations in excess of $100 million (as measured at the time of purchase). The Fund may invest up to 15% of its assets in companies that are organized or headquartered in any one emerging market country and up to 20% of its assets in companies that are organized or headquartered in developed countries.

             The portfolio management team considers emerging market companies to be those that are organized or headquartered in any country that the World Bank, the International Finance Corporation, the United Nations, or any other recognized international financial institution, considers to be an emerging or developing country. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, Singapore, United Kingdom, the U.S. and most of the countries of Western Europe. In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that it believes are likely to offer the best investment opportunities.

             In analyzing specific companies for possible investment, the portfolio management team may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The Morgan Stanley Capital International Emerging Markets Free Index and the S&P Emerging Markets Index are the Fund's performance benchmarks. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmarks.

             In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal
Risks Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

              .  Market Risk     .  Derivatives Risk         .  Turnover Risk
              .  Issuer Risk     .  Foreign (non-U.S.)       .  Leveraging
              .  Growth             Investment Risk             Risk
                 Securities      .  Emerging Market Risk     .  Credit Risk
                 Risk            .  Currency Risk            .  High-Yield
              .  Smaller         .  Focused Investment          Risk
                 Company Risk       Risk                     .  Management
              .  Liquidity Risk                                 Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.
  PIMCO Funds: Multi-Manager Series
22

Performance The Fund reorganized on February 1, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
            Fund") were exchanged for shares of the Fund. The bar chart and the Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception of the DRCM Fund on December 30, 1997. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

             The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund does not currently offer Administrative Class shares. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Institutional Class


                                                          Highest and
                                                          Lowest Quarter
                                                          Returns
                                                          (for periods
                                                          shown in the bar
                                                          chart)
                                                          --------------------
                                                          Highest (4th Qtr.
                                                          '99___________52.95%)
                                                          --------------------
                                                          Lowest (3rd Qtr.
                                                          '01__________-20.36%)
                                 [BAR CHART]
 '98        '99        '00         '01
-8.39%     91.90%    -25.24%     -14.54%
                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                    Fund inception
                                                            1 Year  (12/30/97)(/4/)
            -----------------------------------------------------------------------
         Institutional Class                                -14.54%      2.92%
            -----------------------------------------------------------------------
         MSCI-EMF Index(/1/)                                 -2.52%     -4.19%
            -----------------------------------------------------------------------
         S&P/IFC Index of Investable Emerging Markets(/2/)   -1.62%     -1.97%
            -----------------------------------------------------------------------
         Lipper Emerging Markets Funds Average(/3/)          -2.94%     -4.63%
            -----------------------------------------------------------------------

            (1) The Morgan Stanley Capital International Emerging Markets Free
                Index ("MSCI--EMF") is composed of companies representative of the market structure of emerging market countries in Europe, Latin America and the Pacific Basin. The index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners. It is not possible to invest directly in the index.
            (2) The S&P/IFC Index of Investable Emerging Markets represents the IFC investable regional total return composite. The term "investable" indicates that the stocks and the weights in the IFC index represent the amount that the foreign institutional investors might buy by the virtue of the foreign institutional restrictions (either at the national level or by the individual company's corporate statute) plus factoring in minimum market capitalization and liquidity screens. It is not possible to invest directly in the index.
            (3) The Lipper Emerging Markets Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seeks long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. It does not take into account sales charges.
            (4) The Fund began operations on 12/30/97. Index comparisons begin on 12/30/97.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                                 Distribution                 Total Annual
                        Advisory and/or Service Other         Fund Operating
                        Fees     (12b-1) Fees   Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional  1.00%    None           0.50%         1.50%
            ------------------------------------------------------------------
            (1)  Other Expenses reflects a 0.50% Administrative Fee paid by the class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same.
            Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

                        Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional  $153     $474           $818          $1,791
            ------------------------------------------------------------------

                                                                   Prospectus

            RCM Europe Fund

--------------------------------------------------------------------------------
Principal     Investment        Fund Focus              Approximate
Investments   Objective         Equity securities of    Capitalization
and           Seeks long-term   European companies      Range
Strategies    capital                                   All capitalizations
              appreciation
                                Approximate Number      Dividend Frequency
                                of Holdings             At least annually
                                30-70

            The Fund seeks to achieve its investment objective by normally investing at least 75% of its assets in equity securities of companies located in both European Economic and Monetary Union ("EMU") and non-EMU countries. The Fund expects to invest most of its assets in equity securities of issuers located in Western European countries. The Fund may also from time to time invest a significant portion of its assets in financial sector stocks.

             In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that it believes are likely to offer the best investment opportunities. In analyzing specific companies for possible investment, the portfolio management team may also consider the anticipated economic growth, rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The Morgan Stanley Capital International Europe Index is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark. The Fund is "non-diversified," which means that it invests in a relatively small number of issuers.

             In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .  Market Risk    .  Derivatives Risk         .  Focused
              .  Issuer Risk    .  Sector Specific Risk        Investment
              .  Growth         .  Foreign (non-U.S.)          Risk
                 Securities        Investment Risk          .  Leveraging
                 Risk           .  Currency Risk               Risk
              .  Smaller                                    .  Credit Risk
                 Company Risk                               .  Turnover Risk
              .  Liquidity                                  .  Management
                 Risk                                          Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The Fund reorganized on February 1, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
            Fund") were exchanged for shares of the Fund. The bar chart and the Average Annual Total Returns table on the next page show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception date of the DRCM Fund on April 5, 1990. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund began operations on 4/5/90, the inception date of its Class D shares, which are not offered by this Prospectus. Institutional Class performance through March 3, 2000 (when Institutional Class shares commenced operations) is based on Class D performance, adjusted to reflect the lower expenses of Institutional Class shares. Class D shares are invested in the same portfolio of securities as Institutional
            Class shares. Returns through 5/3/99 when the Fund converted to an open-end investment company, reflect the performance of the Fund as a closed-end investment company. The expenses of the Fund as an open-end investment company may be higher than as a closed-end investment company due to additional fees, such as distribution and/or service fees.
  PIMCO Funds: Multi-Manager Series
24

            The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund does not currently offer Administrative Class shares. Past performance is no guarantee of future results.


            Calendar Year Total Returns -- Institutional Class

                                                            Highest and Lowest
                                                            Quarter Returns

                                 [BAR CHART]                (for periods shown
                  Calendar Year End (through 12/31)         in the bar chart)
         '92    '93    '94    '95   '96    '97    '98    '99     '00     '01
       -12.44% 31.54% -4.96% 1.33% 15.87% 25.70% 37.40% 43.82% -11.90% -31.52%
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99) _________51.52%

                                                            --------------------
            Average Annual Total Returns (for periods ended 12/31/01)
                                                            Lowest (1st Qtr.
                                                            '01) ________-20.44%

                                                                 Fund inception
                                        1 Year  5 Years 10 Years (4/5/90)(/4/)
            -------------------------------------------------------------------
         Institutional Class           -31.52%  8.51%   6.81%        3.27%
            -------------------------------------------------------------------
         MSCI-Europe Index(/1/)         -19.63% 6.55%   10.04%       9.46%
            -------------------------------------------------------------------
         DAX100 Index(/2/)             -23.08%  3.92%   7.65%        5.40%
            -------------------------------------------------------------------
         Lipper European Region Funds
          Average(/3/)                  -22.34% 5.50%   7.73%        6.73%
            -------------------------------------------------------------------

            (1) The Morgan Stanley Capital International Europe Index ("MSCI-
                Europe") is a widely recognized, unmanaged, capitalization-weighted index of issuers in the countries of Europe. It is not possible to invest directly in the index.
            (2) The DAX100 Index is a German-focused index. It is not possible to invest directly in the index.
            (3) The Lipper European Region Funds Average is a total return performance average of funds tracked by Lipper, Inc. that concentrate their investments in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within this region. It does not take into account sales charges.
            (4) The Fund began operations on 4/5/90. Index comparisons begin on 4/5/90.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                                 Distribution
                                 and/or                     Total Annual
                        Advisory Service      Other         Fund Operating
                        Fees     (12b-1) Fees Expenses(/1/) Expenses(/2/)
            ------------------------------------------------------------------
         Institutional  0.80%    None         0.50%         1.30%
            ------------------------------------------------------------------
            (1)  Other Expenses reflects a 0.50% Administrative Fee paid by the class.
            (2) Pursuant to a contractual agreement, PIMCO Advisors had agreed to waive, reduce or reimburse its Administrative Fee to the extent Total Annual Fund Operating Expenses exceed 0.75% for
             Institutional Class shares until June 30, 2003.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same.
            Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

                        Year 1   Year 3       Year 5        Year 10
            ------------------------------------------------------------------
         Institutional  $132     $412         $713          $1,568
            ------------------------------------------------------------------

                                                                   Prospectus

            Summary of Principal Risks

            The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on each of the Funds.

Market      The market price of securities owned by a Fund may go up or down,
Risk        sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may also decline for a number of reasons
Risk        which directly relate to the issuer, such as management
            performance, financial leverage and reduced demand for the issuer's goods or services.

Growth      Each Fund may invest in equity securities of companies that its
Securities  portfolio management team or portfolio manager believes will
Risk        experience relatively rapid earnings growth. The RCM Global Small-
            Cap, RCM Global Technology, RCM Large-Cap Growth, RCM Mid-Cap, RCM
            Small-Cap, RCM Tax-Managed Growth, RCM Balanced, RCM International
            Growth Equity, RCM Emerging Markets and RCM Europe Funds may place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller     The general risks associated with equity securities and liquidity
Company     risk are particularly pronounced for securities of companies with
Risk        smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.
            The RCM Small-Cap Fund, in particular, and the RCM Global Small-
            Cap, RCM Global Technology, RCM Global Equity, RCM Tax-Managed
            Growth, RCM Balanced, RCM Emerging Markets, RCM International
            Growth Equity and RCM Europe Funds generally have substantial exposure to this risk. The RCM Mid-Cap Fund also has significant exposure to this risk because it invests substantial assets in companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies.

IPO Risk
            The Funds, particularly the RCM Global Technology Fund, may purchase securities in initial public offerings (IPOs). The securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At
  PIMCO Funds: Multi-Manager Series
26
            any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Liquidity   All of the Funds are subject to liquidity risk. Liquidity risk
Risk        exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives All Funds except the RCM Mid-Cap and RCM Small-Cap Funds may use
Risk derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector      In addition to other risks, Funds that invest a substantial
Specific    portion of their assets in related industries (or "sectors") may
Risks       have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

            Financial Sector Related Risk. Because the RCM Europe, RCM Global Equity and RCM International Growth Equity Funds may from time to time invest a significant percentage of their assets in financial sector securities, factors that affect the financial sector may have a greater effect on the Funds than they would on a fund that is more diversified among a number of unrelated industries. Examples of these factors could include extensive government regulation, availability and cost of capital funds, changes in interest rates and price competition.

            Healthcare Related Risk. Certain of the Funds, such as the RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds may make significant investments in the healthcare industry. Therefore, it is subject to risks particular to that industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process.
                                                                   Prospectus

            Technology Related Risk. Because the RCM Global Technology Fund concentrates its investments in the technology industry, it is subject to risks particularly affecting that industry, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories. Other Funds such as the RCM Global Small-Cap, RCM Large-Cap Growth, RCM Mid-Cap, RCM Small-Cap and RCM Tax-Managed Growth Funds, may also be subject to these risks to the extent they invest their assets in technology or technology-related companies.

            A Fund that invests in foreign securities, and particularly the
Foreign     RCM Global Small-Cap, RCM Global Technology, RCM Global Equity,
(non-       RCM International Growth Equity, RCM Emerging Markets and
U.S.)       RCM Europe Funds, may experience more rapid and extreme changes in
Investment  value than Funds that invest exclusively in securities of U.S.
Risk        issuers or securities that trade exclusively in U.S. markets. The
            RCM Large-Cap Growth, RCM Tax-Managed Growth, RCM Balanced, RCM
            Mid-Cap and RCM Small-Cap Funds may invest their assets in foreign securities, although such investments are not currently a principal investment technique for these Funds. However, if foreign securities present attractive investment opportunities, any one of these Funds may increase the percentage of its assets in foreign securities, subject to applicable limits. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S.
            issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
            standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund, such as the RCM
            Global Small-Cap, RCM Global Technology, RCM Global Equity, RCM
            International Growth Equity, RCM Emerging Markets or RCM Europe
            Fund, invests a significant portion of its assets in a particular currency or a narrowly defined geographic area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks associated with foreign investments.
            Specifically, because certain of the Funds may invest more than 25% of their assets in France, Germany, Japan or the United
            Kingdom, these Funds may be subject to increased risks due to political, economic, social or regulatory events in those countries. Adverse conditions in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund's investment in foreign securities.

            EMU Countries Risk Certain Funds, particularly the RCM Europe Fund, will invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU's objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as twelve separate nations adjust to the reduction in flexibility, independence, and sovereignty that the EMU requires. High unemployment and a sense of "deculturalization" within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging    Foreign investment risk may be particularly high to the extent
Markets     that a Fund invests in emerging market securities of issuers based
Risk        in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of
            investing in developed foreign countries. The RCM Emerging Markets
            Fund normally invests most of its assets in emerging market securities and is particularly sensitive to these risks. The RCM
            Global Small-Cap, RCM Global Technology, RCM Global Equity, RCM
            International Growth Equity and RCM Large-Cap Growth Funds may
            also invest a significant portion of their assets in emerging market securities. In addition, the risks associated with
            investing in a narrowly defined geographic area (discussed above under "Foreign (non-U.S.) Investment Risk") are generally more pronounced with respect to investments in emerging market
            countries.
  PIMCO Funds: Multi-Manager Series
28

Currency    Funds that invest directly in foreign currencies or in securities
Risk        that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The RCM Global Small-Cap, RCM Global
            Technology, RCM Global Equity, RCM International Growth Equity,
            RCM Emerging Markets and RCM Europe Funds are particularly sensitive to currency risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused     Focusing Fund investments in a small number of issuers, industries
Investment  or foreign currencies or regions increases risk. Funds, such as
Risk        the RCM Europe, RCM Global Technology and RCM International Growth
            Equity Funds, that are "non-diversified" because they invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value. Some of those issuers also may present substantial credit or other risks.
            The RCM Global Small-Cap, RCM Global Equity and RCM Emerging
            Markets Funds may be subject to increased risk to the extent that they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in those areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments.
            Similarly, the RCM Global Technology Fund is vulnerable to events affecting technology companies because this Fund normally
            "concentrates" its investments in such companies. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as "technology" or "financial and business services," which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Leveraging  Leverage, including borrowing, will cause the value of a Fund's
Risk        shares to be more volatile than if the Fund did not use leverage.
            This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Interest    To the extent that Funds purchase fixed income securities for
Rate Risk   investment or defensive purposes, they will be subject to interest rate risk, a market risk relating to investments in fixed income securities such as bonds and notes. The RCM Balanced Fund is particularly sensitive to this risk because it may invest a significant portion of its assets in interest rate sensitive securities such as corporate bonds.

            As interest rates rise, the value of fixed income securities in a Fund's portfolio is likely to decrease. Securities with longer "durations" (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. Generally, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

Turnover
Risk
            A change in the securities held by a Fund is known as "portfolio turnover." Certain of the Funds, specifically the RCM Global Small-Cap, RCM Global Technology, RCM Global Equity, RCM Mid-Cap, RCM Small-Cap, RCM Balanced, RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds are
                                                                   Prospectus
            particularly susceptible to this risk. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund's after-tax returns. The trading costs of tax effects associated with portfolio turnover may adversely affect a Fund's performance.

Credit      All of the Funds are subject to credit risk. This is the risk that
Risk        the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

High        Funds that invest in high yield securities and unrated securities
Yield       of similar quality (commonly known as "junk bonds") may be subject
Risk        to greater levels of interest rate, credit and liquidity risk than
            Funds that do not invest in such securities. The RCM Emerging
            Markets, RCM Global Equity and RCM Balanced Funds are particularly susceptible to this risk. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund's ability to sell them (liquidity risk).

Management  Each Fund is subject to management risk because it is an actively
Risk managed investment portfolio. PIMCO Advisors, the Sub-Adviser and each individual portfolio management team or portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.
  PIMCO Funds: Multi-Manager Series
30

            Management of the Funds

Investment
Adviser
and
Administrator
            PIMCO Advisors serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees, PIMCO Advisors is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds' business affairs and other administrative matters.

             PIMCO Advisors is located at 888 San Clemente Drive, Newport
            Beach, California 92660. Organized in 1987, PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2002, PIMCO Advisors and its subsidiary partnerships had approximately $361 billion in assets under management.

             PIMCO Advisors has retained its investment management affiliate
            (the "Sub-Adviser"), Dresdner RCM Global Investors LLC ("Dresdner RCM") to manage each Fund's investments.

             PIMCO Advisors has retained its affiliate, Pacific Investment
            Management Company LLC, to provide various administrative and other services required by the Funds in its capacity as sub-administrator. PIMCO Advisors and the sub-administrator may retain other affiliates to provide certain of these services.

             During December 2001, PIMCO Advisors L.P. changed its name to
            Allianz Dresdner Asset Management of America L.P. Allianz Dresdner Asset Management of America L.P. serves as the Funds' investment adviser through its PIMCO Advisors division and, acting in such capacity, is referred to as PIMCO Advisors.

Advisory    Each Fund pays PIMCO Advisors fees in return for providing or
Fees        arranging for the provision of investment advisory services. PIMCO
            Advisors (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

             The Funds pay monthly advisory fees to PIMCO Advisors at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

         Fund                                                 Advisory Fees
            ---------------------------------------------------------------
         RCM Large-Cap Growth Fund                                0.45%
         RCM Mid-Cap Fund                                         0.47%
         RCM International Growth Equity Fund                     0.50%
         RCM Balanced and RCM Tax-Managed Growth Funds            0.60%
         RCM Small-Cap Fund                                       0.72%
         RCM Europe Fund                                          0.80%
         RCM Global Equity Fund                                   0.85%
         RCM Global Technology Fund                               0.95%
         RCM Emerging Markets and RCM Global Small-Cap Funds      1.00%

Administrative
Fees
            Each Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Institutional and Administrative Class shareholders of each Fund pay an administrative fee to PIMCO Advisors, computed as a percentage of the Fund's assets attributable in the aggregate to those classes of shares. PIMCO Advisors, in turn, provides or procures administrative services for Institutional and Administrative Class shareholders and also bears the costs of most third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Institutional and Administrative Class shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and fees and expenses of the Trust's disinterested Trustees.
                                                                   Prospectus

             Institutional and Administrative Class shareholders of the Funds pay PIMCO Advisors monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund's Institutional and Administrative Class shares):

         Fund                                               Administrative Fees
            -------------------------------------------------------------------
         RCM Large-Cap Growth, RCM Mid-Cap, RCM Small-Cap,
          RCM Tax-Managed Growth and RCM Balanced Funds            0.30%
         RCM Global Equity, RCM Global Small-Cap and RCM
          Global Technology Funds                                  0.40%
         RCM Emerging Markets, RCM Europe and RCM
          International Growth Equity Funds                        0.50%

            -------

            The Sub-Adviser has full investment discretion and makes all
Sub-        determinations with respect to the investment of a Fund's assets,
Adviser     subject to the general supervision of PIMCO Advisors and the Board of Trustees.

            Dresdner RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its holding company, Dresdner RCM Global Investors US Holdings LLC, Dresdner RCM is an indirect wholy-owned subsidiary of Allianz AG and an affiliate of PIMCO Advisors. Dresdner RCM was originally formed as a Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. Dresdner RCM provides advisory services to mutual funds and institutional accounts. As of December 31, 2001, Dresdner RCM had approximately $41 billion in assets under management.

             Each of the Funds (with the exception of the RCM Global
            Technology Fund) is managed on a team basis, and no individual is separately responsible for the day-to-day management of the Funds.

             The Large-Cap Equity Team is primarily responsible for the day-
            to-day management of the RCM Large-Cap Growth Fund and the equity portion of the RCM Balanced Fund.

             The Private Client Group Equity Portfolio Management Team is
            primarily responsible for the day-to-day management of the RCM Tax-Managed Growth Fund.

             The Mid-Cap Equity Team is primarily responsible for the day-to-
            day management of the RCM Mid-Cap Fund.

             The Small-Cap Equity Team is primarily responsible for the day-
            to-day management of the RCM Global Small-Cap Fund and the RCM Small-Cap Fund.

             The Fixed-Income Team is primarily responsible for the fixed-
            income portion of the RCM Balanced Fund.

             The International Equity Team is primarily responsible for the day-to-day management of the RCM International Growth Equity Fund, RCM Emerging Markets Fund and the RCM Europe Fund.

             The Global Equity Team is primarily responsible for the day-to-
            day management of the RCM Global Equity Fund.

             The RCM Global Technology Fund is managed by Huachen Chen, CFA, a
            Managing Director who has been associated with Dresdner RCM Global Investors LLC since 1985, and by Walter C. Price, CFA, a Managing Director who has been associated with Dresdner RCM Global Investors LLC since 1974 . Mr. Chen holds an MBA in accounting and finance from the University of California, Berkeley, an MS in Materials Science and Engineering from Northwestern University and a BS in Materials Science and Engineering from Cornell University. Mr. Price received his BS with Honors in Management and Electrical Engineering and a Masters of Science in Management from Massachusetts Institute of Technology.

Adviser/Sub-Adviser
Relationship
            Shareholders of each Fund have approved a proposal permitting PIMCO Advisors to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits PIMCO Advisors from entering into sub-advisory agreements with affiliates of PIMCO Advisors without shareholder approval, unless those affiliates are substantially wholly-owned by PIMCO Advisors. Subject to the ultimate responsibility of the Board of Trustees, PIMCO Advisors has responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

Distributor
            The Trust's Distributor is PIMCO Funds Distributors LLC, an indirect wholly owned subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission.
  PIMCO Funds: Multi-Manager Series
32

            Investment Options --
            Institutional Class and Administrative Class Shares

            The Trust offers investors Institutional Class and Administrative Class shares of the Funds in this Prospectus.

             The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class or Administrative Class shares.

             Administrative Class shares are generally subject to a higher level of operating expenses than Institutional Class shares due to the additional service and/or distribution fees paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

              . Service and Distribution (12b-1) Fees--Administrative Class
            Shares. The Trust has adopted both an Administrative Services Plan and a Distribution Plan for the Administrative Class Shares of each Fund. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

             Each Plan allows the Funds to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Funds as their funding medium and for related expenses.

             In combination, the Plans permit a Fund to make total
            reimbursements at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund's
            Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

              . Arrangements with Service Agents. Institutional Class and
            Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.
                                                                   Prospectus

            Purchases, Redemptions and Exchanges

Purchasing  Investors may purchase Institutional Class and Administrative
Shares Class shares of the Funds at the relevant net asset value ("NAV") of that class without a sales charge or other fee.

             Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

             Administrative Class shares are offered primarily through
            employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

             Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

              . Investment Minimums. The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment for a registered investment adviser purchasing Institutional Class shares for its clients through omnibus accounts is $250,000 per Fund. At the discretion of PIMCO Advisors, the minimum initial investment may be waived for Institutional or Administrative Class shares offered to clients of the Fund's sub-administrator, Pacific Investment Management Company, or to clients of the sub-advisors to the Trust's Funds, and their affiliates, and to the benefit plans of PIMCO Advisors and its affiliates. In addition, the minimum initial investment does not apply to Institutional Class shares offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor in which each investor pays an asset based fee at an annual rate of at least 0.50% of the assets in the account to a financial intermediary for investment advisory and/or administrative services.

             The Trust and the Distributor may waive the minimum initial investment for other categories of investors at their discretion.

             The investment minimums discussed in this section and the
            limitations set forth in "Investment Limitations" below do not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

              . Timing of Purchase Orders and Share Price Calculations. A
            purchase order received by the Trust's transfer agent, National Financial Data Services (the "Transfer Agent"), prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day's net asset value ("NAV"). An order received after that time will be effected at the NAV determined on the next day the Trust is open for business. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is "open for business" on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.
  PIMCO Funds: Multi-Manager Series
34

              . Initial Investment. Investors may open an account by
            completing and signing a Client Registration Application and mailing it to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. A Client Registration Application may be obtained by calling 1-800-927-4648.

             Except as described below, an investor may purchase Institutional
            Class and Administrative Class shares only by wiring federal funds to the Transfer Agent, National Financial Data Services, 330 West 9th Street, 4th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring bank name.

             An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with PIMCO Advisors or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company LLC, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

              . Additional Investments. An investor may purchase additional
            Institutional Class and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

              . Other Purchase Information. Purchases of a Fund's
            Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

             The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

             An investor should invest in the Funds for long-term investment purposes only. The Trust and PIMCO Advisors each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

             Institutional Class and Administrative Class shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of a particular Fund are available for offer and sale in the investor's state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

             Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if PIMCO Advisors or a Sub-Adviser intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

              . Retirement Plans. Shares of the Funds are available for
            purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance
                                                                   Prospectus
            with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

              . Redemptions by Mail. An investor may redeem (sell)
Redeeming   Institutional Class and Administrative Class shares by submitting
Shares      a written request to PIMCO Funds at 840 Newport Center Drive,
            Suite 300, Newport Beach, California 92660. The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client Registration
            Application that are required to effect a redemption.

              . Redemptions by Telephone or Other Wire Communication. An
            investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-949-725-6830, by sending an e-mail to shareholder.services@pimco.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

             In electing a telephone redemption, the investor authorizes
            Pacific Investment Management Company and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management Company or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Pacific Investment Management Company or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Other Redemption Information."

             Shareholders may decline telephone exchange or redemption
            privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.
  PIMCO Funds: Multi-Manager Series
36

             Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

              . Other Redemption Information. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information, such as account number, redemption amount (in dollars or shares) and the Fund name, and must be executed or initialed by the appropriate signatories. A redemption request received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day.

             Redemption proceeds will ordinarily be wired to the investor's bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

             For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

             Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000. This mandatory redemption policy does not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

             The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

             Redemptions of Fund shares may be suspended when trading on the
            New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Exchange
Privilege
            Except as provided below, or in the applicable Funds' or series prospectus(es), an investor may exchange Institutional Class or Administrative Class shares of a Fund for shares of the same class of any other Fund or
                                                                   Prospectus
            other series of the Trust that offers that class based on the respective NAVs of the shares involved. An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-4648. An investor may also exchange shares of a Fund for shares of the same class of a series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management Company, subject to any restrictions on exchanges set forth in the applicable series' prospectus(es). Shareholders interested in such an exchange may request a prospectus for these other series by contacting PIMCO Funds: Pacific Investment Management Series at the same address and telephone number as the Trust. Boston Financial Data Services is the current Transfer Agent for the Funds, and shall continue to be the Transfer Agent until the final appointment of National Financial Data Services as the Funds' Transfer Agent, expected to occur on or about February 15, 2002. Until National Financial Data Services becomes the Funds' Transfer Agent, shares of the Funds offered in this Prospectus may only be exchanged for shares of other Funds offered in this Prospectus.

            Unless eligible for a waiver, shareholders who exchange their Institutional Class or Administrative Class shares of a Fund for the same class of shares of the PIMCO Structured Emerging Markets or PIMCO Tax-Efficient Structured Emerging Markets Fund, other series of the Trust, will be subject to a Fund Reimbursement Fee of 1.00% of the NAV of the shares of these Funds acquired in connection with the exchange. Also, shareholders who exchange shares of the Structured Emerging Markets Fund or Tax-Efficient Structured Emerging Markets Fund for shares of any other Fund will be subject to a Fund Reimbursement Fee of 1.00% of the NAV of the shares of these Funds redeemed in connection with the exchange. See "Fund Reimbursement Fees" above.

             An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor's state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" in this Prospectus and "Taxation" in the Statement of Additional Information.

             The Trust reserves the right to refuse exchange purchases if, in the judgment of PIMCO Advisors, the purchase would adversely affect a Fund and its shareholders. In particular, a pattern of exchanges or transactions characteristic of "market-timing" strategies may be deemed by PIMCO Advisors to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of "round trip" exchanges investors may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different PIMCO Fund, and then exchanges back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. The Trust reserves the right to impose additional restrictions on exchanges at any time, although it will attempt to give shareholders 30 days' prior notice whenever it is reasonably able to do so.
  PIMCO Funds: Multi-Manager Series
38

            How Fund Shares Are Priced

             The net asset value ("NAV") of a Fund's Institutional and
            Administrative Class shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the RCM Global Small-Cap, RCM Global Technology, RCM Global Equity, RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

             Fund shares are valued at the close of regular trading on the New
            York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

             Under certain circumstances, the per share NAV of the
            Administrative Class shares of the Funds may be lower than the per share NAV of the Institutional Class shares as a result of the daily expense accruals of the service and/or distribution fees paid by Administrative Class shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the two classes.
                                                                   Prospectus

            Fund Distributions

            Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder's purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Administrative Class shares are expected to be lower than dividends on Institutional Class shares as a result of the service and/or distribution fees applicable to Administrative Class shares. The RCM Balanced Fund intends to declare and distribute income dividends to shareholders of record at least quarterly. Each other Fund intends to declare and distribute income dividends to shareholders of record at least annually.

             In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

             A Fund's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions.

             Shareholders do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Fund distributions.

             For further information on distribution options, please contact the Trust at 1-800-927-4648.

            Tax Consequences

              . Taxes on Fund Distributions. A shareholder subject to U.S.
            federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

             Fund dividends (i.e., distributions of investment income) are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long the shareholder owned the shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to shareholders as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable as ordinary income.

             Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

              . Taxes on Redemptions or Exchanges of Shares. Any gain
            resulting from the sale of Fund shares will generally be subject to federal income tax. When a shareholder exchanges shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

              . A Note on the RCM Tax-Managed Growth Fund. The RCM Tax-Managed
            Growth Fund utilizes a number of tax-efficient management techniques designed to minimize taxable distributions. For instance, the Fund generally seeks to minimize realized gains and, when realizing gains, attempts to realize gains that will be taxed as capital gains (i.e., as gains on investments owned for more than 12 months) when distributed to
  PIMCO Funds: Multi-Manager Series
40
            shareholders. Although the Fund attempts to minimize taxable distributions, it may be expected to earn and distribute taxable income and realize and distribute capital gains from time to time.

              . A Note on Foreign Investments. A Fund's investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Shareholders of the RCM Global Small-Cap, RCM Global Technology, RCM Global Equity, RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds may be entitled to claim a credit or deduction with respect to foreign taxes.

              . A Note on Backup Withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate will be 30% for amounts paid in 2002 if a Fund is required to apply backup withholding to taxable distributions payable to a shareholder. Please see the Statement of Additional Information for further details about the new backup withholding tax rates.

             This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

            Characteristics and Risks of Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Funds identified under "Summary Information" above. It also describes
            characteristics and risks of additional securities and investment techniques that are not necessarily principal investments or strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio management teams and the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of
            securities and investment techniques that may be used by the
            Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of PIMCO
            Advisors, the Sub-Adviser and the portfolio management teams and the individual portfolio managers. Please see "Investment
            Objectives and Policies" in the Statement of Additional
            Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.
Investment  Investment-grade debt securities are obligations of the issuer to
Grade       make payments of principal and/or interest on future dates, and
Debt        may be debt obligations issued or guaranteed by the U.S.
Securities  Government or foreign governments (including their agencies,
and         instrumentalities, authorities and political subdivisions), by
Defensive   international or supranational government entities and by
Strategies  corporate issuers. Under normal circumstances, the Funds will invest primarily in equity securities and depositary receipts, including American Depositary Receipts, European Depositary
            Receipts or other similar depositary instruments representing securities of foreign companies. The Funds may also invest in other kinds of equity securities, including preferred stocks and securities (including fixed income securities and warrants) convertible into or exercisable for common stocks. Each of the Funds may invest a portion of its assets in investment-grade debt securities. The Funds may temporarily hold up to 100% of their assets in investment-grade debt securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions.

             To the extent that Funds purchase investment-grade securities for investment or defensive purposes, they will be subject to interest rate risk, a market risk relating to investments in investment-grade securities such as bonds
                                                                   Prospectus
            and notes. As interest rates rise, the value of investment-grade securities in a Fund's portfolio are likely to decrease. Securities with longer "durations" (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of an investment-grade security that is used to determine the sensitivity of a security's price to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

             These temporary defensive strategies would be inconsistent with the investment objectives and principal investment strategies of the Funds and may adversely affect the Funds' ability to achieve their investment objectives.

            Each of the Funds may invest in securities of companies with market capitalizations that are small compared to other publicly traded companies. The RCM Global Small-Cap and RCM Small-Cap Funds, in particular, generally invest primarily in smaller companies and are especially sensitive to the risks described below. In addition, the RCM Global Technology, RCM Global Equity, RCM Tax-Managed Growth, RCM Balanced, RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds generally have substantial exposure to these risks. The RCM Mid-Cap Fund also has significant exposure to these risks because it invests primarily in companies with medium-sized market capitalizations, which are smaller and generally less well-known or seasoned than larger companies.
Companies
With
Smaller
Market
Capitalizations

             Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

             Because securities of smaller companies may have limited
            liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial     The Funds, particularly the RCM Global Technology Fund, may
Public      purchase securities in initial public offerings (IPOs). These
Offerings   securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a
            relatively small number of companies may issue securities in IPOs.
            Similarly, as the number of Funds to which IPO securities
  PIMCO Funds: Multi-Manager Series
42
            are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

            The Funds invest in the following types of foreign equity and
Foreign     equity-linked securities (together, "foreign securities"):
(non-       securities of companies that are organized or headquartered
U.S.)       outside the U.S., or that derive at least 50% of their total
Securities  revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; depositary receipts; and securities of other investment companies investing primarily in such equity and equity-related foreign securities. The Sub-Adviser expects that the Funds' foreign investments will primarily be traded on recognized foreign securities exchanges. However, each Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in foreign markets, when the Sub-Adviser believes that such securities meet a Fund's investment criteria.
            The Funds also may invest in securities that are not publicly traded either in the U.S. or in foreign markets.

             All of the Funds may invest in American Depository Receipts
            (ADRs). European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

             Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries' financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Emerging    Each of the Funds that may invest in foreign securities may invest
Market      in securities of issuers based in or that trade principally in
Securities  countries with developing (or "emerging market") economies. The
            RCM Emerging Markets Fund normally invests most of its assets in emerging market securities. The RCM Global Small-Cap, RCM Global
            Technology, RCM Global Equity, RCM International Growth Equity,
            RCM Large-Cap Growth and RCM Europe Funds may also invest significant portions of their assets in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies.
            The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.
            Inflation and rapid
                                                                   Prospectus
            fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

             Additional risks of emerging market securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

             Special Risks of Investing in Russian and Other Eastern European
            Securities. Each of the RCM Global Small-Cap, RCM Global Technology, RCM Global Equity, RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds may invest a significant portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign     A Fund that invests directly in foreign currencies or in
Currencies  securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk. The RCM Global Small-
            Cap, RCM Global Technology, RCM Global Equity, RCM International
            Growth Equity, RCM Emerging Markets and RCM Europe Funds are particularly sensitive to this risk.

             Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. The euro and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

             Foreign Currency Transactions. The RCM Tax-Managed Growth, RCM
            Balanced, RCM Global Small-Cap, RCM Global Technology, RCM Global Equity, RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. In addition, these Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and
  PIMCO Funds: Multi-Manager Series
44
            purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

             The RCM Tax-Managed Growth, RCM Balanced, RCM Global Small-Cap,
            RCM Global Technology, RCM Global Equity, RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund's portfolio management team or portfolio manager. These Funds may use one currency (or basket of currencies) to hedge against adverse changes in the value of another currency (or basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by PIMCO Advisors or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

            Each Fund may invest in corporate debt securities. Corporate debt
Corporate   securities are subject to the risk of the issuer's inability to
Debt        meet principal and interest payments on the obligation and may
Securities  also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

Convertible Each Fund may invest in convertible securities. Convertible Securities securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

Derivatives Each Fund (except the RCM Mid-Cap and RCM Small-Cap Funds) may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its non-principal investment strategies. A Fund may also use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.
                                                                   Prospectus

             Examples of derivative instruments that the Funds may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. The Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             A Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

             Management Risk Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leveraging Risk Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by PIMCO Advisors or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio management team or portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.
  PIMCO Funds: Multi-Manager Series
46

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Equity-     The Funds may invest in equity-linked securities. Equity-linked
Linked      securities are privately issued securities whose investment
Securities  results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that a Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See
            "Foreign Securities" above. In addition, an investing Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements and zero-strike warrants and options. See "Derivatives" above. Equity-linked securities may be considered illiquid and thus subject to the Funds' restrictions on investments in illiquid securities.

            The Funds may invest in securities based on their credit ratings
Credit      assigned by rating agencies such as Moody's Investors Service,
Ratings     Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P").
and         Moody's, S&P and other rating agencies are private services that
Unrated     provide ratings of the credit quality of fixed income securities,
Securities  including convertible securities. The Appendix to the Statement of
            Additional Information describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO Advisors and the Sub-Adviser do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

             A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating.

High        Securities rated lower than Baa by Moody's or lower than BBB by
Yield       S&P are sometimes referred to as "high yield securities" or "junk
Securities  bonds." The Funds, particularly the RCM Global Equity, RCM
            Emerging Markets and RCM Balanced Funds, may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities typically may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of
Portfolio
Securities
            For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When a
                                                                   Prospectus

            Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short       Each Fund may make short sales as part of its overall portfolio
Sales       management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. A Fund may only enter into short selling transactions if the security sold short is held in the Fund's portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-       Each Fund may purchase securities which it is eligible to purchase
Issued,     on a when-issued basis, may purchase and sell such securities for
Delayed     delayed delivery and may make contracts to purchase such
Delivery    securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment of loss if the value of the securities declines prior to the Transactionssettlement date. This risk is in addition to the risk that the
            Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Each Fund may enter into repurchase agreements, in which the Fund Agreements purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse     Each Fund may enter into reverse repurchase agreements, subject to
Repurchase the Fund's limitations on borrowings. A reverse repurchase Agreements agreement involves the sale of a security by a Fund and its
and Other   agreement to repurchase the instrument at a specified time and
Borrowings  price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by PIMCO Advisors or the Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund.

Illiquid
Securities
            Each Fund may invest in securities that are illiquid so long as not more than 15% (10% in the case of the RCM International Growth Equity Fund and 5% for each of the RCM Mid-Cap and RCM Small-Cap Funds) of the value of the Fund's net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid
  PIMCO Funds: Multi-Manager Series
48
            securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see "Investment Objectives and Policies" in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment  The Funds may invest in securities of other investment companies,
in Other    such as closed-end management investment companies and exchange
Investment  traded funds, or in pooled accounts or other investment vehicles
Companies   which invest in foreign markets. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Portfolio   The length of time a Fund has held a particular security is not
Turnover    generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." Each
            Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund's after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance.

Changes     Each of the Funds' investment objective of long-term capital
in          appreciation, and current income in the case of the RCM Balanced
Investment Fund, and after-tax growth of capital in the case of the RCM Tax-Objectives Managed Growth Fund, is a fundamental policy that may not be
and         changed without shareholder approval. In addition, it is a
Policies    fundamental policy that may not be changed without shareholder approval that the RCM Global Small Cap and RCM Global Technology
            Funds must all invest in companies located in at least three different countries. However, unless otherwise stated in the Statement of Additional Information, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. If there is a change in a Fund's investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and     In addition to the risks described under "Summary of Principal
Smaller-    Risks" above and in this section, several of the Funds are newly
Sized       formed and therefore have limited performance history for
Funds       investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds' size, may have a disproportionate impact on the Funds' performance results. The
            Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage Unless otherwise stated, all percentage limitations on Fund Investment investments listed in this Prospectus will apply at the time of Limitations investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other
Investments
and
Techniques
            The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. In addition, the Funds may use GrassrootsSM Research in addition to their traditional research activities. GrassrootsSM Research is a division of Dresdner RCM Global Investors LLC. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to Dresdner RCM Global Investors LLC
                                                                   Prospectus
            and certain of its affiliates in connection with broker services. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

            Additional Information About the RCM International Growth Equity
            Fund

            PIMCO Advisors is proposing that the The Board of Trustees of the Trust approve an Agreement and Plan of Reorganization pursuant to which PIMCO Select International Fund (the "Acquired Fund") would reorganize with and into RCM International Growth Equity Fund (the "Acquiring Fund"). The Acquired Fund is a series of the Trust that is offered in a different prospectus. The proposed transaction is referred to as the "Reorganization." The closing date (the "Closing Date") of the Reorganization is expected to be on or about March 15, 2002, although the Reorganization may be delayed.

              The Reorganization will take place by means of a transfer by the
            Acquired Fund of all of its assets to the Acquiring Fund in exchange for shares ("Merger Shares") of the Acquiring Fund and the assumption by the Acquiring Fund of all the Acquired Fund's liabilities. The exchange, which will be effected on the basis of the relative net asset values of the Funds, will be followed immediately by the distribution of Merger Shares to the Acquired Fund's shareholders, in complete liquidation of the Acquired Fund. Accordingly, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund by effectively having their Acquired Fund shares exchanged for Merger Shares of the same class on the basis of relative net asset values on the Closing Date.

              It is expected that the Reorganization will be treated as a tax-
            free reorganization. If, as expected, the Reorganization is tax-free, the Acquiring Fund will inherit any unrealized appreciation (or depreciation) on assets contributed by the Acquired Fund (after the realization of any gains or losses from the sale of assets by the Acquired Fund prior to the Reorganization, including sales made in anticipation of the Reorganization). In addition, shareholders of the Acquired Fund will end up owning shares of the Acquiring Fund and will therefore eventually be allocated a proportionate share of any taxable gains realized by the Acquiring Fund and not distributed to shareholders of the Acquiring Fund prior to the Reorganization. Shareholders should consult their tax advisers regarding other possible tax consequences of the Reorganization, including possible state and local tax consequences.

              In addition, effective February 15, 2002, in connection with the
            Reorganization, the Acquired Fund will no longer be eligible for exchanges from other PIMCO Funds.

              The consummation of the Reorganization is subject to a number of conditions, including Trustee approval, but is not subject to shareholder approval.

              The Prospectus will be further supplemented or revised if these events do not occur substantially in accordance with the schedule outlined above.
  PIMCO Funds: Multi-Manager Series
50

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                                                                   Prospectus

            Financial Highlights
            The financial information shown below is that of the corresponding series of Dresdner RCMGlobal Funds, Inc. which were reorganized into the Funds on February 1, 2002. This information including information for the fiscal year ended June 30, 2001, has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are available upon request and incorporated by reference into the SAI.

                                                                                                         Distributions
         Fiscal           Net Asset    Net      Net Realized              Distributions Distributions in   from Net
        Year or             Value   Investment and Unrealized  Total from   from Net     Excess of Net   Realized Gain
         Period           Beginning   Income   Gain (Loss) on  Investment  Investment      Investment         on
         Ended            of Period (Loss) (1)  Investments    Operations    Income          Income       Investments
----------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund
  6/30/01                  $16.89     $ 0.01      $ (2.72)      $ (2.71)     $ 0.00          $ 0.00         $ 0.00
 12/31/00                   19.07      (0.02)       (1.55)        (1.57)       0.00            0.00          (0.14)
 12/31/99                   16.14      (0.05)        6.95          6.90        0.00            0.00          (3.97)
 12/31/98                   12.53      (0.02)        5.51          5.49       (0.01)           0.00          (1.87)
 12/31/97                   10.00       0.01         3.17          3.18       (0.01)           0.00          (0.64)
 12/31/96(4)                10.00       0.00         0.00          0.00        0.00            0.00           0.00
Tax Managed Growth Fund
  6/30/01                  $13.78     $(0.02)     $ (2.13)      $ (2.15)     $ 0.00          $ 0.00         $ 0.00
 12/31/00                   14.99      (0.09)       (1.12)        (1.21)       0.00            0.00           0.00
 12/31/99                   10.00      (0.06)        5.28          5.22        0.00            0.00          (0.21)
 12/31/98(6)                10.00       0.00         0.00          0.00        0.00            0.00           0.00
MidCap Fund
  6/30/01                  $ 3.33     $ 0.00      $ (0.55)      $ (0.55)     $ 0.00          $ 0.00         $ 0.00
 12/31/00                    8.02      (0.04)        0.20          0.16        0.00            0.00          (4.34)
 12/31/99                    5.87      (0.01)        3.42          3.41        0.00            0.00          (1.26)
 12/31/98                    6.23       0.00         0.81          0.81        0.00            0.00          (1.17)
 12/31/97                    6.40      (0.01)        1.08          1.07        0.00            0.00          (1.24)
 12/31/96(2)                 9.13      (0.01)        1.59          1.58        0.00            0.00          (4.31)
Small Cap Fund
  6/30/01                  $ 6.43     $(0.01)     $ (0.65)      $ (0.66)     $ 0.00          $ 0.00         $ 0.00
 12/31/00                   10.23      (0.06)       (1.81)        (1.87)       0.00            0.00          (1.36)
 12/31/99                    9.36      (0.06)        1.20          1.14        0.00           (0.27)          0.00
 12/31/98                   11.66      (0.07)        0.00(13)     (0.07)       0.00            0.00          (2.23)
 12/31/97                   11.77      (0.08)        2.29          2.21        0.00            0.00          (2.32)
 12/31/96(3)                11.35      (0.08)        3.82          3.74        0.00            0.00          (3.32)
Balanced Fund
  6/30/01                  $10.15     $ 0.11      $ (0.84)      $ (0.73)     $(0.05)         $ 0.00         $ 0.00
 12/31/00                   10.65       0.22        (0.49)        (0.27)      (0.16)           0.00          (0.02)
 12/31/99(10)               10.00       0.01         0.64          0.65        0.00            0.00           0.00
Global Small Cap Fund
  6/30/01                  $18.63     $(0.09)     $ (2.33)      $ (2.42)     $ 0.00          $ 0.00         $ 0.00
 12/31/00                   23.38      (0.21)       (3.04)        (3.25)       0.00            0.00          (0.41)
 12/31/99                   12.37      (0.17)       12.96         12.79        0.00            0.00          (1.78)
 12/31/98                   11.09      (0.13)        2.23          2.10        0.00            0.00          (0.82)
 12/31/97                   10.00      (0.13)        2.64          2.51        0.00            0.00          (1.42)
 12/31/96(4)                10.00       0.00         0.00          0.00        0.00            0.00           0.00
Global Technology Fund
  6/30/01                  $50.33     $(0.01)     $(17.68)      $(17.69)     $ 0.00          $ 0.00         $ 0.00
 12/31/00                   59.21      (0.18)       (8.27)        (8.45)       0.00            0.00          (0.43)
 12/31/99                   21.40      (0.35)       39.54         39.19        0.00            0.00          (1.38)
 12/31/98                   13.69      (0.16)        8.44          8.28        0.00            0.00          (0.57)
 12/31/97                   12.60      (0.16)        3.46          3.30        0.00            0.00          (2.21)
 12/31/96                   10.04      (0.15)        2.80          2.65        0.00            0.00          (0.09)
International Growth
 Equity Fund
  6/30/01                  $13.84     $ 0.04      $ (2.81)      $ (2.77)     $ 0.00          $ 0.00         $ 0.00
 12/31/00                   22.34      (0.01)       (6.00)        (6.01)       0.00           (0.30)         (1.52)
 12/31/99                   14.98       0.02         8.91          8.93       (0.07)          (0.10)         (1.40)
 12/31/98                   13.70       0.06         1.80          1.86       (0.23)           0.00          (0.35)
 12/31/97                   12.72       0.06         2.22          2.28       (0.14)           0.00          (1.16)
 12/31/96(7)                11.56       0.04         2.16          2.20       (0.16)           0.00          (0.88)
Emerging Markets Fund
  6/30/01                  $12.06     $ 0.12      $ (1.08)      $ (0.96)     $ 0.00          $ 0.00         $ 0.00
 12/31/00                   16.87       0.00#       (4.26)        (4.26)       0.00            0.00          (0.55)
 12/31/99                    9.06      (0.01)        8.29          8.28        0.00            0.00          (0.47)
 12/31/98                    9.99       0.12        (0.97)        (0.85)      (0.08)           0.00           0.00
 12/31/97(5)                10.00       0.00#       (0.01)        (0.01)       0.00            0.00           0.00
Europe Fund
  6/30/01                  $11.87     $ 0.01      $ (2.75)      $ (2.74)     $ 0.00          $ 0.00         $ 0.00
 12/31/00(11)               20.58      (0.11)       (6.26)        (6.37)       0.00            0.00          (2.34)
Global Equity Fund
  6/30/01                  $10.10     $ 0.00      $ (1.56)      $ (1.56)     $ 0.00          $ 0.00         $ 0.00
 12/31/00                   15.84      (0.08)       (1.62)        (1.70)      (0.02)           0.00          (3.83)
 12/31/99                   10.00      (0.03)        6.22          6.19        0.00           (0.06)         (0.29)
 12/31/98(6)                10.00       0.00         0.00          0.00        0.00            0.00           0.00

For Footnote References, see "Notes to Financial Highlights."
  PIMCO Funds: Multi-Manager Series
52

Distributions                                                    Net     Ratio of Expenses  Ratio of Expenses   Ratio of Net
in Excess of                                                   Assets,     to Average Net     to Average Net     Investment
Net Realized                            Net Asset               End of      Assets with       Assets without    Income (Loss)
   Gain on         Total     Redemption Value, End   Total      Period       Waiver and         Waiver and       to Average
 Investments   Distributions    Fees    of Period  Return (8) (in 000s)  Reimbursement (12) Reimbursement (12) Net Assets (12)
------------------------------------------------------------------------------------------------------------------------------
    $0.00         $ 0.00       $0.00      $14.18     (16.05)% $   56,196        0.75%                1.05%           0.16 %
    (0.47)         (0.61)       0.00       16.89      (8.37)      41,741        0.88                 1.37           (0.13)
     0.00          (3.97)       0.00       19.07      44.84       14,898        0.95                 2.45           (0.26)
     0.00          (1.88)       0.00       16.14      44.11        7,935        0.95                 3.04           (0.11)
     0.00          (0.65)       0.00       12.53      31.99        5,025        0.95                 2.63            0.10
     0.00           0.00        0.00       10.00       0.00        4,000        0.00#                0.00            0.00#
    $0.00         $ 0.00       $0.18      $11.81     (14.30)% $    4,298        1.25%                2.06%          (0.31)%
     0.00           0.00        0.00#      13.78      (8.07)      25,774        1.25                 1.58           (0.58)
    (0.02)         (0.23)       0.00       14.99      52.44        1,499        1.25                14.36           (0.47)
     0.00           0.00        0.00       10.00       0.00        1,000        0.00(9)              0.00            0.00 (9)
    $0.00         $ 0.00       $0.00      $ 2.78     (16.52)% $  773,592        0.77%                0.79%          (0.27)%
    (0.51)         (4.85)       0.00        3.33       1.25      890,883        0.00                 0.76           (0.41)
     0.00          (1.26)       0.00        8.02      60.18    1,357,489        0.00                 0.77           (0.22)
     0.00          (1.17)       0.00        5.87      15.06      975,263        0.00                 0.76           (0.01)
     0.00          (1.24)       0.00        6.23      17.50      960,825        0.00                 0.76           (0.17)
     0.00          (4.31)       0.00        6.40      19.07      896,320        0.00                 0.84           (0.12)
    $0.00         $ 0.00       $0.00      $ 5.77     (10.40)% $  145,470        1.02%                1.18%          (0.39)%
    (0.57)         (1.93)       0.00        6.43     (17.87)     176,879        0.00                 1.02           (0.57)
     0.00          (0.27)       0.00       10.23      12.40      404,693        0.00                 1.02           (0.71)
     0.00          (2.23)       0.00        9.36       1.11      557,965        0.00                 1.01           (0.61)
     0.00          (2.32)       0.00       11.66      19.49      661,411        0.00                 1.02           (0.68)
     0.00          (3.32)       0.00       11.77      34.39      568,601        0.00                 1.00           (0.58)
    $0.00         $(0.05)      $0.00      $ 9.37      (7.16)% $   42,969        0.90%                1.31%           2.28 %
    (0.05)         (0.23)       0.00       10.15      (2.64)      40,421        0.90                 2.25            2.09
     0.00           0.00        0.00       10.65       6.50        1,009        0.90                41.29            1.41
    $0.00         $ 0.00       $0.00      $16.21     (13.09)% $   10,618        1.50%                2.26%          (1.06)%
    (1.09)         (1.50)       0.00       18.63     (13.88)      17,804        1.50                 1.70           (0.84)
     0.00          (1.78)       0.00       23.38     104.63       24,073        1.50                 4.10           (1.13)
     0.00          (0.82)       0.00       12.37      19.29        5,479        1.75                 3.86           (1.03)
     0.00          (1.42)       0.00       11.09      25.48        4,456        1.75                 3.09           (1.14)
     0.00           0.00        0.00       10.00       0.00        4,000        0.00(9)              0.00            0.00 (9)
    $0.00         $ 0.00       $0.00      $32.64     (35.10)% $  204,755        1.15%                1.15%          (0.04)%
     0.00          (0.43)       0.00       50.33     (14.33)     366,353        1.21                 1.21           (0.26)
     0.00          (1.38)       0.00       59.21     182.95      197,897        1.50                 1.50           (1.02)
     0.00          (0.57)       0.00       21.40      61.05       18,558        1.75                 2.49           (0.99)
     0.00          (2.21)       0.00       13.69      27.08        6,950        1.75                 2.45           (1.15)
     0.00          (0.09)       0.00       12.60      26.41        5,117        1.73                 7.75           (1.34)
    $0.00         $ 0.00       $0.00      $11.07     (20.09)% $  182,271        1.00%                1.04%           0.62 %
    (0.67)         (2.49)       0.00       13.84     (26.76)     225,278        1.00                 1.00           (0.04)
     0.00          (1.57)       0.00       22.34      60.66      285,561        1.00                 1.06            0.12
     0.00          (0.58)       0.00       14.98      13.81      121,975        1.00                 1.06            0.37
     0.00          (1.30)       0.00       13.70      17.93       98,443        1.00                 1.06            0.41
     0.00          (1.04)       0.00       12.72      19.31       52,605        0.99                 1.25            0.32
    $0.00         $ 0.00       $0.00      $11.10      (7.96)% $    5,740        1.50%                4.89%           2.13 %
     0.00          (0.55)       0.00       12.06     (25.24)       5,194        1.50                 4.93            0.03
     0.00          (0.47)       0.00       16.87      91.90        5,154        1.50                 9.33           (0.13)
     0.00          (0.08)       0.00        9.06      (8.39)       2,734        1.50                 8.29            1.23
     0.00           0.00        0.00        9.99       0.00        2,996        0.01(9)              0.00            0.00
    $0.00         $ 0.00       $0.00      $ 9.13     (22.89)% $        3        1.35%            1,013.01%(14)       0.13 %
     0.00          (2.34)       0.00       11.87     (30.61)           4        1.35                 9.67           (0.83)
    $0.00         $ 0.00       $0.00      $ 8.54     (15.45)% $    1,159        1.25%               16.51%          (0.05)%
    (0.19)         (4.04)       0.00       10.10     (10.80)       1,371        1.25                11.25           (0.53)
     0.00          (0.35)       0.00       15.84      62.20        1,584        1.25                14.59           (0.27)
     0.00           0.00        0.00       10.00       0.00        1,000        0.00(9)              0.00            0.00 (9)
Distributions
in Excess of
Net Realized
   Gain on     Portfolio
 Investments   Turnover
------------------------------------------------------------------------------------------------------------------------------
    $0.00        19.32%
    (0.47)       41.67
     0.00       109.29
     0.00        99.58
     0.00       119.87
     0.00         0.00
    $0.00        40.02%
     0.00        85.18
    (0.02)       43.35
     0.00         0.00
    $0.00        75.61%
    (0.51)      192.99
     0.00       198.17
     0.00       168.24
     0.00       155.10
     0.00       115.89
    $0.00       109.34%
    (0.57)      206.80
     0.00       116.42
     0.00       131.85
     0.00       117.64
     0.00       117.00
    $0.00       139.59%
    (0.05)      131.94
     0.00        59.94
    $0.00       134.32%
    (1.09)      201.54
     0.00       161.61
     0.00       184.38
     0.00       153.49
     0.00         0.00
    $0.00       386.43%
     0.00       450.84
     0.00       119.32
     0.00       265.99
     0.00       189.41
     0.00       155.58
    $0.00        84.19%
    (0.67)      161.71
     0.00       139.69
     0.00        84.49
     0.00       122.43
     0.00       119.09
    $0.00        54.23%
     0.00       162.14
     0.00       215.64
     0.00       279.25
     0.00         0.00(9)
    $0.00        87.22%
     0.00       173.06
    $0.00        64.67%
    (0.19)      164.71
     0.00       149.96
     0.00         0.00

For Footnote References, see "Notes to Financial Highlights."
                                                                   Prospectus

            Notes to Financial Highlights
            June 30, 2001
            The following notes are being used as reference items in the Financial Highlights of the Funds. References in these footnotes to Class I shares and Class N shares are references to those shares of Dresdner RCM Global Funds, Inc. that were exchanged for Institutional Class shares and Class D shares of the Funds on February 1, 2002.

             (1) Calculated using the average share method.

             (2) Stock split 25:1 at close of business on June 17, 1996. All share amounts were restated to reflect the stock split.

             (3) Stock split 12:1 at close of business on June 17, 1996. All share amounts were restated to reflect the stock split.

             (4) Commencement of operations, for the Large Cap Growth Fund,
                 Class I shares and the Global Small Cap Fund, Class I shares was December 31, 1996.

             (5) Commencement of operations for the Emerging Markets Fund,
                 Class I shares, was December 30, 1997.

             (6) Commencement of operations for the Tax Managed Growth Fund,
                 Class I shares, and the Global Equity Fund, Class I shares, was December 30, 1998.

             (7) Stock split 10:1 at close of business on June 17, 1996. All per share amounts were restated to reflect the stock split.

             (8) Total return measures the change in value of an investment over the period indicated. For periods less than one year, the total return is not annualized.

             (9) Not annualized. Fund was in operation for less than five days.

            (10) Commencement of operations for the Balanced Fund, Class I shares, was December 15, 1999.

            (11) Commencement of operations for the Europe Fund, Class I shares, was March 3, 2000.

            (12) Annualized for periods less than one year.

            (13) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investment of the Fund.

            (14) The increase in I Class gross expense ratio is due to the decrease in the class' net assets during the period.

               # Amount represents less than $0.01 per share.
  PIMCO Funds: Multi-Manager Series
54

                      (This page left blank intentionally)



                                                                   Prospectus

                      (This page left blank intentionally)



  PIMCO Funds: Multi-Manager Series
56

            -------------------------------------------------------------------
PIMCO Funds:INVESTMENT ADVISER AND ADMINISTRATOR
Multi-      PIMCO Advisors, a division of Allianz Dresdner Asset Management of
Manager     America L.P., 888 San Clemente Drive, Suite 100, Newport Beach, CA
Series      92660

            -------------------------------------------------------------------
            SUB-ADVISER
            Dresdner RCM Global Investors LLC, 4 Embarcadero Center, San Francisco, CA 94111

            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, 10th Floor, Kansas
            City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Ropes & Gray, One International Place, Boston, MA 02110

            -------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Trust, including the operations and investment policies. It is incorporated by reference and is legally considered as part of this Prospectus.

HOW TO OBTAIN COPIES

You can obtain copies of this document by contacting the Trust or the SEC. All materials from the Trust are free; the SEC charges a duplicating fee. You can also review these materials in person at the SEC's Public Reference Room or by computer using the SEC's EDGAR database at www.sec.gov.

SEC FILE NUMBER

811-6161

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-0102
800-SEC-0330 (Public Reference Section)
202-942-8090
www.sec.gov
publicinfo@sec.gov

You can obtain free copies of the SAI, or request other information and discuss your questions about the Funds, by contacting the Trust at:

PIMCO Funds
Multi-Manager Series
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660
1-800-927-4648
www.pimcofunds.com

15-21330-00


GFMIS1101052

      The following information is hereby added to the PIMCO RCM
      Funds Prospectus--Share Classes Institutional and
      Administrative, beginning on page 54, for the period through February 2, 2002, after which date it no longer applies.

                      Financial Statement Information

        An unaudited semi-annual report for Dresdner RCM Global Funds, Inc. (the "DRCM Global Funds") for the period January 1 through June 30, 2001 (the "Report") was previously mailed to shareholders of the DRCM Global Funds. In connection with the proposed reorganization of the DRCM Global Funds into new series of PIMCO Funds: Multi-Manager Series which have a June 30 fiscal year end, and the need to make available recently audited financial information with this prospectus, PricewaterhouseCoopers LLP ("PwC") recently conducted an audit of the Report previously received by you.

        Listed below are the significant changes that have been made to the June 30, 2001 Financial Statements of the DRCM Global Funds resulting from the matters referred to above.

      I. Footnote 10 to the Report Has Been Modified As Follows:

      a. Reorganization of the DRCM Global Funds

        At a meeting held on October 17, 2001, the Board of Directors approved the reorganization of each of the DRCM Global Funds into newly created series (the "New Funds") of PIMCO Funds: Multi-Manager Series, a Massachusetts business trust (the "MMS Trust").

        Each reorganization is to be accomplished pursuant to an Agreement and Plan of Reorganization whereby holders of Class I or Class N shares in the DRCM Global Funds would receive the same number of shares of a similar class of the corresponding New Fund. The New Funds would have substantially the same investment objectives, policies and strategies as the DRCM Global Funds and would have a unified fee structure that sets fixed advisory and administrative fees in place of the fluctuating expense ratios for the DRCM Global Funds. PIMCO Advisors L.P. ("PALP") would be the investment adviser to the New Funds, and Dresdner RCM Global Investors LLC would be the subadvisor to the New Funds.

      b. Change in the DRCM Global Funds' Fiscal Year End

        At a meeting held on December 3, 2001, the Board of Directors approved a change in the fiscal year end of the DRCM Global Funds from December 31 to June 30 to facilitate both the reorganized DRCM Global Funds and the existing series of the MMS Trust having the same fiscal year end.

      c. Liquidation of Dresdner RCM Strategic Income Fund

        At a meeting held on December 3, 2001, the Board of Directors approved the liquidation of the Dresdner RCM
      Strategic Income Fund. As a result, the Dresdner RCM Strategic Income Fund will not be included as part of the proposed reorganizations of the DRCM Global Funds into new series of the MMS Trust.

      II. The Report of the Independent Accountants Covering Their Audit Has Been Included As Follows:

                     Report of Independent Accountants

      To the Board of Directors and Shareholders of Dresdner RCM
      Global Funds, Inc.:

      In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dresdner RCM Global Funds, Inc. (consisting of the Large Cap Growth Fund, Tax Managed Growth Fund, MidCap Fund, Small Cap Fund, Biotechnology Fund, Balanced Fund, Global Equity Fund, Global Small Cap Fund, Global Technology Fund, Health Care Fund, International Growth Equity Fund, Emerging Markets Fund, Europe Fund and Strategic Income Fund), hereafter referred to as the "Funds" at June 30, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

      PricewaterhouseCoopers LLP
      Boston, Massachusetts
      December 3, 2001

      III. The Financial Statements Have Been Revised/Updated As
      Follows:

      . The word "Unaudited" has been deleted from the "Portfolio of Investments" "Statements of Assets and Liabilities", "Statements of Operations", "Statements of Changes in Net Assets", "Financial Highlights" and "Notes to Financial Statements".

      . "The Statements of Operations" and "Statements of Changes In Net Assets" have been expanded to include audited prior year information as required per SEC Regulation S-X and Generally Accepted Accounting Principles.

      . The "Net Asset Value, End of Period", "Net Realized and Unrealized Gain (Loss) on Investments", "Total from Investment Operations", "Total Return" and "Net Assets End of Period (in 000's)" for the period ended June 30, 2001 for the Global Healthcare Fund reflects the effect of a security valuation increase of approximately $900,000 ($.08 per share).

      You can expect to receive the next unaudited semi-annual report in February 2002 and the next audited annual report in August 2002. In the interim, copies of the most recently audited report for the period January 1 through June 30, 2001 are available upon request by calling (800) 726-7240.

FEBRUARY 1, 2002



                            PIMCO Funds Prospectus

Shares Classes      GROWTH STOCK FUNDS             GLOBAL STOCK FUNDS
D                   RCM Large-Cap Growth Fund      RCM Global Equity Fund
                    Growth Fund                    RCM Global Small-Cap Fund
                    Select Growth Fund
                    RCM Mid-Cap Fund               INTERNATIONAL STOCK FUNDS
                    Target Fund                    Select International Fund
                    Opportunity Fund               RCM International
                                                   Growth Equity Fund
                    BLEND STOCK FUNDS              RCM Europe Fund
                    Growth & Income Fund           RCM Emerging Markets Fund
                    Capital Appreciation Fund
                    Mid-Cap Fund                   SECTOR-RELATED STOCK FUNDS
                                                   RCM Global Healthcare Fund
                    VALUE STOCK FUNDS              Healthcare Innovation Fund
                    Equity Income Fund             Innovation Fund
                    Value Fund                     RCM Global Technology Fund
                    Reinaissance Fund              Global Innovation Fund
                    Small-Cap Value Fund           RCM Biotechnology Fund

                    ENHANCED INDEX STOCK FUNDS
                    Tax-Efficient Equity Fund
                    RCM Tax-Managed Growth Fund


This cover is not part of the Prospectus                           P  I  M  C  O
                                                                      F U N D S

            PIMCO Funds Prospectus

PIMCO       This Prospectus describes 27 mutual funds offered by PIMCO Funds:
Funds:      Multi-Manager Series. The Funds provide access to the professional
Multi-      investment advisory services offered by PIMCO Advisors, a division
Manager     of Allianz Dresdner Asset Management of America L.P., and its
Series      investment management affiliates. As of December 31, 2001, PIMCO
            Advisors and its investment management affiliates managed approximately $361 billion.

February
1, 2002


            The Prospectus explains what you should know about the Funds
Share       before you invest. Please read it carefully.
Class D

            The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                                            PIMCO Funds: Multi-Manager Series

                      (This page left blank intentionally)



  Prospectus
2

            Table of Contents

         Summary Information...............................................    4
         Fund Summaries
           Capital Appreciation Fund.......................................    6
           Equity Income Fund..............................................    8
           Global Innovation Fund..........................................   10
           Growth Fund.....................................................   12
           Growth & Income Fund............................................   14
           Healthcare Innovation Fund......................................   16
           Innovation Fund.................................................   18
           Mid-Cap Fund....................................................   20
           Opportunity Fund................................................   22
           RCM Biotechnology Fund..........................................   24
           RCM Emerging Markets Fund.......................................   26
           RCM Europe Fund.................................................   28
           RCM Global Equity Fund..........................................   30
           RCM Global Healthcare Fund......................................   32
           RCM Global Small-Cap Fund.......................................   35
           RCM Global Technology Fund......................................   38
           RCM International Growth Equity Fund............................   40
           RCM Large-Cap Growth Fund.......................................   42
           RCM Mid-Cap Fund................................................   44
           RCM Tax-Managed Growth Fund.....................................   46
           Renaissance Fund................................................   48
           Select Growth Fund..............................................   50
           Select International Fund.......................................  52
           Small-Cap Value Fund............................................  54
           Target Fund.....................................................   56
           Tax-Efficient Equity Fund.......................................   58
           Value Fund......................................................   60
         Summary of Principal Risks........................................   62
         Management of the Funds...........................................   67
         How Fund Shares Are Priced........................................   73
         How to Buy and Sell Shares........................................   74
         Fund Distributions................................................   76
         Tax Consequences..................................................   77
         Characteristics and Risks of Securities and Investment
          Techniques.......................................................   78
         Additional Information About the PIMCO Select International, PIMCO
          Healthcare Innovation, PIMCO Innovation and RCM International
          Growth Equity Funds..............................................   87
         Financial Highlights..............................................   88

                                            PIMCO Funds: Multi-Manager Series

             Summary Information

             The table below lists the investment objectives and compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 6.

                                                                                                                      Approximate
                PIMCO                Investment                  Main                                                 Number of
                Fund                 Objective                   Investments                                          Holdings
---------------------------------------------------------------------------------------------------------------------------------
Growth Stock    RCM Large-Cap        Long-term capital           Large capitalization equity securities               45-85
Funds           Growth               appreciation
     ----------------------------------------------------------------------------------------------------------------------
                Growth               Long-term growth of         Common stocks of companies with                      35-50
                                     capital; income is          market capitalizations of at least $5 billion
                                     an incidental
                                     consideration
     ----------------------------------------------------------------------------------------------------------------------
                Select Growth        Long-term growth of         Common stocks of companies with                      15-25
                                     capital; income is an       market capitalizations of at least $10 billion
                                     incidental consideration
     ----------------------------------------------------------------------------------------------------------------------
                RCM Mid-Cap          Long-term capital           Small to medium capitalization equity securities     85-125
                                     appreciation
     ----------------------------------------------------------------------------------------------------------------------
                Target               Capital appreciation;       Common stocks of companies with                      40-60
                                     no consideration is         market capitalizations of between $1 billion
                                     given to income             and $10 billion
     ----------------------------------------------------------------------------------------------------------------------
                Opportunity          Capital appreciation;       Common stocks of companies with                      80-120
                                     no consideration is         market capitalizations of between
                                     given to income             $100 million and $2 billion
---------------------------------------------------------------------------------------------------------------------------------
Blend Stock     Growth & Income      Long-term growth of         Common stocks of companies with market               40-60
Funds                                capital; current income     capitalizations of at least $1 billion
                                     is a secondary objective
     ----------------------------------------------------------------------------------------------------------------------
                Capital Appreciation Growth of capital           Common stocks of companies with market               60-100
                                                                 capitalizations of at least $1 billion that
                                                                 have improving fundamentals and whose stock is
                                                                 reasonably valued by the market
     ----------------------------------------------------------------------------------------------------------------------
                Mid-Cap              Growth of capital           Common stocks of companies with market               60-100
                                                                 capitalizations of more than $500 million
                                                                 (excluding the largest 200 companies) that have
                                                                 improving fundamentals and whose stock is
                                                                 reasonably valued by the market
---------------------------------------------------------------------------------------------------------------------------------
Value Stock     Equity Income        Current income as           Income producing common stocks of companies with     40-50
Funds                                a primary objective;        market capitalizations of more than $2 billion
                                     long-term growth of capital
                                     is a secondary objective
     ----------------------------------------------------------------------------------------------------------------------
                Value                Long-term growth of         Common stocks of companies with market               35-50
                                     capital and income          capitalizations of more than $5 billion and
                                                                 below-average valuations whose business
                                                                 fundamentals are expected to improve
     ----------------------------------------------------------------------------------------------------------------------
                Renaissance          Long-term growth of         Common stocks of companies with below-average        50-80
                                     capital and income          valuations whose business fundamentals are
                                                                 expected to improve
     ----------------------------------------------------------------------------------------------------------------------
                Small-Cap Value      Long-term growth of         Common stocks of companies with market               100
                                     capital and income          capitalizations of between $100 million and
                                                                 $1.5 billion and below-average price-to-earnings
                                                                 ratios relative to the market and their industry
                                                                 groups
---------------------------------------------------------------------------------------------------------------------------------
Enhanced Index  Tax-Efficient Equity Maximum after-tax           A broadly diversified portfolio of at least 200      More than
Stock Funds                          growth of capital           common stocks of companies represented in            200
                                                                 the S&P 500 Index with market capitalizations
                                                                 of more than $5 billion
     ----------------------------------------------------------------------------------------------------------------------
                RCM Tax-Managed      After-tax growth of capital A broadly diversified portfolio of equity securities 25-65
                Growth                                           of U.S. issuers
---------------------------------------------------------------------------------------------------------------------------------
Global Stock    RCM Global           Long-term capital           Equity securities of issuers located in at least     85-125
Funds           Equity               appreciation                three different countries
     ----------------------------------------------------------------------------------------------------------------------
                RCM Global           Long-term capital           Equity securities of issuers located in at least     55-95
                Small-Cap            appreciation                three different countries
---------------------------------------------------------------------------------------------------------------------------------
                Approximate
                Capitalization
                Range
---------------------------------------------------------------------------------------------------------------------------------
Growth Stock    At least $3 billion
Funds
     ----------------------------------------------------------------------------------------------------------------------
                At least $5 billion
     ----------------------------------------------------------------------------------------------------------------------
                At least $10 billion
     ----------------------------------------------------------------------------------------------------------------------
                Up to $15.7 billion
     ----------------------------------------------------------------------------------------------------------------------
                Between $1 billion
                and $10 billion
     ----------------------------------------------------------------------------------------------------------------------
                Between $100 million
                and $2 billion
---------------------------------------------------------------------------------------------------------------------------------
Blend Stock     At least $1 billion
Funds
     ----------------------------------------------------------------------------------------------------------------------
                At least $1 billion
     ----------------------------------------------------------------------------------------------------------------------
                More than $500 million
                (excluding the largest
                200 companies)
---------------------------------------------------------------------------------------------------------------------------------
Value Stock     More than $2 billion
Funds
     ----------------------------------------------------------------------------------------------------------------------
                More than $5 billion
     ----------------------------------------------------------------------------------------------------------------------
                All capitalizations
     ----------------------------------------------------------------------------------------------------------------------
                Between $100 million
                and $1.5 billion
---------------------------------------------------------------------------------------------------------------------------------
Enhanced Index  More than $5 billion
Stock Funds
     ----------------------------------------------------------------------------------------------------------------------
                All capitalizations
---------------------------------------------------------------------------------------------------------------------------------
Global Stock    All capitalizations
Funds
     ----------------------------------------------------------------------------------------------------------------------
                Between $4.5 million
                and $2.8 billion
---------------------------------------------------------------------------------------------------------------------------------

  Prospectus
4

                                                                                                                   Approximate
                PIMCO                 Investment            Main                                                   Number of
                Fund                  Objective             Investments                                            Holdings
------------------------------------------------------------------------------------------------------------------------------
International   Select  International Capital appreciation  Common stocks of companies located outside of the      70-100*
Stock Funds                                                 United States with market capitalizations of more than
                                                            $1 billion
     ----------------------------------------------------------------------------------------------------------------------
                RCM International     Long-term capital     Equity securities of issuers located in at least ten   75-115
                Growth Equity         appreciation          different countries
     ----------------------------------------------------------------------------------------------------------------------
                RCM Europe            Long-term capital     Equity securities of European issuers                  30-70
                                      appreciation
     ----------------------------------------------------------------------------------------------------------------------
                RCM Emerging          Long-term capital     Equity securities of issuers located in countries with 35-75
                Markets               appreciation          emerging securities markets
------------------------------------------------------------------------------------------------------------------------------
Sector-Related  RCM Global            Long-term capital     Equity securities of companies in the healthcare       40-80
Stock Funds     Healthcare            appreciation          industry located in at least three different countries
     ----------------------------------------------------------------------------------------------------------------------
                Healthcare Innovation Capital appreciation  Common stocks of healthcare-related companies with     30-60
                                                            market capitalizations of more than $200 million
     ----------------------------------------------------------------------------------------------------------------------
                Innovation            Capital appreciation; Common stocks of technology-related companies          40-60
                                      no consideration is   with market capitalizations of more than $200 million
                                      given to income
     ----------------------------------------------------------------------------------------------------------------------
                RCM Global            Long-term capital     Equity securities of companies in the technology       65-105
                Technology            appreciation          industry located in at least three different countries
     ----------------------------------------------------------------------------------------------------------------------
                Global Innovation     Capital appreciation; Common stocks of U.S. and non-U.S.technology-          30-60
                                      no consideration is   related companies with market capitalizations of more
                                      given to income       than $200 million
     ----------------------------------------------------------------------------------------------------------------------
                RCM Biotechnology     Long-term capital     Equity securities of companies in the biotechnology    30-70
                                      appreciation          industry
     ----------------------------------------------------------------------------------------------------------------------
                Approximate
                Capitalization
                Range
------------------------------------------------------------------------------------------------------------------------------
International   More than $1 billion
Stock Funds
     ----------------------------------------------------------------------------------------------------------------------
                All capitalizations
     ----------------------------------------------------------------------------------------------------------------------
                All capitalizations
     ----------------------------------------------------------------------------------------------------------------------
                At least $100 million
------------------------------------------------------------------------------------------------------------------------------
Sector-Related  All capitalizations
Stock Funds
     ----------------------------------------------------------------------------------------------------------------------
                More than $200 million
     ----------------------------------------------------------------------------------------------------------------------
                More than $200 million
     ----------------------------------------------------------------------------------------------------------------------
                At least $500 million
     ----------------------------------------------------------------------------------------------------------------------
                More than $200 million
     ----------------------------------------------------------------------------------------------------------------------
                All capitalizations
     ----------------------------------------------------------------------------------------------------------------------

  * Please see page 52 for additional information about the number of holdings in the Select International Fund's portfolio.

Fund         The Funds provide a broad range of investment choices. The
Descriptions,following Fund Summaries identify each Fund's investment Performance objective, principal investments and strategies, principal risks,
and Fees     performance information and fees and expenses. A more detailed
             "Summary of Principal Risks" describing principal risks of investing in the Funds begins after the Fund Summaries.

             It is possible to lose money on investments in the Funds. The fact that a Fund had good performance in the past (for example, during the year ended 1999) is no assurance that the value of the Fund's investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
                                            PIMCO Funds: Multi-Manager Series

            PIMCO Capital Appreciation Fund

--------------------------------------------------------------------------------
Principal    Investment Objective   Fund Focus              Approximate
Investments  Seeks growth           Larger capitalization   Capitalization Range
and          of capital             common stocks           At least $1 billion
Strategies
             Fund Category          Approximate Number      Dividend Frequency
             Blend Stocks           of Holdings 60-100      At least annually

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

             In making investment decisions for the Fund, the portfolio management team considers the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analyses of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

             The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund's investments).

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

                .  Market Risk        .  Growth Securities    .  Credit Risk
                .  Issuer Risk           Risk                 .  Management
                .  Value Securities   .  Focused                 Risk
                   Risk                  Investment Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund's Class D shares (4/8/98), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class D shares.
            Past performance is no guarantee of future results.


6 Prospectus

            Calendar Year Total Returns -- Class D


                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------
                                                           Highest (10/1/99-
                                                           12/31/99)     23.79%
                                                           --------------------
                                                           Lowest (1/1/01-
                                                           3/31/01)     -15.17%


                                    [GRAPH]

                                 Annual Return

                                1992      7.08%
                                1993     17.24%
                                1994     (4.64%)
                                1995     36.61%
                                1996     26.30%
                                1997     33.70%
                                1998     17.14%
                                1999     22.24%
                                2000     13.62%
                                2001

                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                Fund Inception
                                 1 Year    5 Years   10 Years   (3/8/91)(/3/)
            ------------------------------------------------------------------
         Class D                 -19.20%   11.94%    13.76%     14.80%
            ------------------------------------------------------------------
         S&P 500 Index(/1/)      -11.87%   10.70%    12.94%     13.49%
            ------------------------------------------------------------------
         Lipper Large-Cap Core
          Funds Average(/2/)     -13.77%    8.19%    11.01%     11.71%
            ------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges. The Lipper Large-Cap Core Funds Average replaced the Lipper Multi-Cap Core Funds Average (which tracks funds that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time) as the Fund's comparative average because PIMCO Advisors believes the Lipper Large-Cap Core Funds Average is more representative of the Fund's investment strategies. For the periods ended December 31, 2001, the 1 Year, 5 Years, 10 Years and Fund Inception average annual total returns of the Lipper Multi-Cap Core Funds Average were 10.89%, 9.58%, 11.93% and 12.35%, respectively.
            (3) The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.45%      0.25%               0.40%           1.10%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment
                Company Act of 1940. Up to 0.25% per year of the total
                Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see
                "Management of the Funds--Administrative Fees" for details.
                The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD").
                To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

            Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The
            Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                   Year 1     Year 3              Year 5          Year 10
            --------------------------------------------------------------------
         Class D   $112       $350                $606            $1,340
            --------------------------------------------------------------------


                                            PIMCO Funds: Multi-Manager Series  7

            PIMCO Equity Income Fund

-------------------------------------------------------------------------------
Principal     Investment ObjectiveFund Focus              Approximate
Investments   Seeks current       Income producing        Capitalization
and           income as a         common stocks           Range
Strategies    primary             with potential          More than $2
              objective; long-    for capital             billion
              term growth of      appreciation
              capital is a
              secondary           Approximate             Dividend
              objective           Number of               Frequency
                                  Holdings                Quarterly
                                  40-50

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in income-producing (e.g., dividend-paying) common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

             The Fund's initial selection universe consists of the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. The portfolio managers classify the universe by industry. They then identify the most undervalued stocks in each industry based mainly on relative P/E ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. From this group of stocks, the Fund buys approximately 25 stocks with the highest dividend yields. The portfolio managers then screen the most undervalued companies in each industry by dividend yield to identify the highest yielding stocks in each industry. From this group, the Fund buys approximately 25 additional stocks with the lowest P/E ratios.

             In selecting stocks, the portfolio managers consider quantitative factors such as price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts' earnings per share estimates and revisions to those estimates), relative dividend yields, valuation relative to the overall market and trading liquidity. The portfolio managers may replace a stock when a stock within the same industry group has a considerably higher dividend yield or lower valuation than the Fund's current holding.

             Under normal circumstances, the Fund intends to be fully invested in common stocks (aside from certain cash management practices). The Fund may temporarily hold up to 10% of its assets in cash and cash equivalents for defensive purposes in response to unfavorable market and other conditions. This would be inconsistent with the Fund's investment objective and principal strategies.

-------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk          . Value Securities Risk . Management Risk
              . Issuer Risk          . Credit Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

-------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart (including the information to its right) and the Average Annual Total Returns table show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. This is because Class D shares have not been outstanding for a full calendar year. Although Class D and Institutional Class shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class D performance would be lower than Institutional Class performance because of the higher expenses paid by Class D shares. For periods prior to inception of the Fund's Class D shares (10/31/01), the Average Annual Total Returns table also shows estimated historical performance for Class D shares based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class D shares. Past performance is no guarantee of future results.
  Prospectus
8

            Calendar Year Total Returns -- Institutional Class


                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                     [GRAPH]                               --------------------
                      16.40%                               Highest (4/1/01-
                        01                                 6/30/01)      12.07%
                                                           --------------------
                                                           Lowest (7/1/01-
                                                           9/30/01)______-8.11%
                                                           ____________________

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                Since Inception
                                                    1 Year      (5/8/00)(/3/)
            -------------------------------------------------------------------
         Institutional Class                         16.40%      15.11%
            -------------------------------------------------------------------
         Class D                                     15.79%      14.52%
            -------------------------------------------------------------------
         S&P 500 Index(/1/)                         -11.87%     -12.05%
            -------------------------------------------------------------------
         Lipper Equity Income Funds Average(/3/)     -5.64%       0.87%
            -------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
             capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Equity Income Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds' gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. It does not take into account sales charges.
            (3) The Fund began operations on 5/8/00. Index comparisons begin on 4/30/00.


--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.45       0.25%               0.50%           1.20%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.
                Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                         Year 1               Year 3               Year 5               Year 10
            -----------------------------------------------------------------------------------
         Class D          $122                 $381                 $660                $1,455
            -----------------------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series

            PIMCO Global Innovation Fund

--------------------------------------------------------------------------------
Principal     Investment Objective Fund Focus        Approximate Capitalization
Investments   Seeks capital        Common stocks of  Range
and           appreciation; no     U.S. and non-U.S. More than $200 million
Strategies    consideration is     technology-
              given to income      related companies

              Fund Category        Approximate Number Dividend Frequency
              Sector-Related       of Holdings        At least annually
              Stocks               30-60



            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of U.S. and non-U.S. companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Fund identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies), and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale and/or service of technological products. Although the Fund emphasizes companies which utilize technologies, it is not required to invest exclusively in a particular business sector or industry.

              The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that earnings or market sentiment are disappointing, if the company does not meet or exceed consensus estimates on revenues and/or earnings or if an alternative investment is more attractive.

              Although the Fund invests principally in common stocks, the Fund may also invest in other types of equity securities, including preferred stocks and convertible securities. The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies and securities issued in initial public offerings (IPOs). The Fund will invest in the securities of issuers located in at least three countries (one of which may be the United States). Although the Fund invests primarily in securities traded principally in the securities markets of developed countries, the Fund has no other prescribed limits on geographic asset distribution and may invest in any foreign securities market in the world, including in developing, or "emerging," markets. The Fund may utilize foreign currency exchange contracts and derivative instruments (such as stock index futures contracts), primarily for risk management or hedging purposes.

              In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:


              . Market Risk           . Smaller Company     . Currency Risk
              . Issuer Risk             Risk                . Focused Investment
              . Technology Related    . Liquidity Risk        Risk
                Risk                  . Derivatives Risk    . Leveraging Risk
              . Growth Securities     . Foreign Investment  . Credit Risk
                Risk                    Risk
              . IPO Risk              . Emerging Markets    . Management Risk
                                        Risk


            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund's Class D shares (3/31/00), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund's Class A shares, which are offered in a different prospectus. The prior Class A performance has been adjusted to reflect that there are no sales charges (loads) paid by Class D shares. The performance for the year 2000 benefitted to a large extent from investments in IPOs and market conditions in the first quarter of 2000. This performance may not be repeated in the future. Past performance is no guarantee of future results.

10Prospectus

            Calendar Year Total Returns -- Class D


                                                           Highest and Lowest
                                                           Quarter Returns
                   00    41.52%                            (for periods shown
                   01   -39.70%                            in the bar chart)
                                                           --------------------
                                                           Highest (1/1/00-
                                                           3/31/00)     101.70%
                                                           --------------------
                                                           Lowest (7/1/01-
                                                           9/30/01______-44.71%)

                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                  Since Inception
                                                  1 Year          (12/31/99)(/3/)
            ---------------------------------------------------------------------
         Class D                                  -39.70%         -7.63%
            ---------------------------------------------------------------------
         NASDAQ Composite Index(/1/)              -21.05%         -30.77%
            ---------------------------------------------------------------------
         Lipper Science and Technology Funds
          Average(/2/)                            -37.55%         -35.66%
            ---------------------------------------------------------------------

            (1) The NASDAQ Composite Index is an unmanaged market-value weighted index of all common stocks listed on the NASDAQ Stock Market. It is not possible to invest directly in the index.
            (2) The Lipper Science and Technology Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest at least 65% of their assets in science and technology stocks. It does not take into account sales charges.
            (3) The Fund began operations on 12/31/99. Index comparisons begin on 12/31/99.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   1.00%      0.25%               0.60%           1.85%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.85% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

            Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                         Year 1               Year 3               Year 5               Year 10
            -----------------------------------------------------------------------------------
         Class D         $188                 $581                 $998                 $2,159
            -----------------------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series 11

            PIMCO Growth Fund

--------------------------------------------------------------------------------
Principal     Investment Objective  Fund Focus      Approximate Capitalization
Investments   Seeks long-term       Larger          Range
and           growth of capital;    capitalization  At least $5 billion
Strategies    income is an          common stocks
              incidental
              consideration

              Fund Category         Approximate     Dividend Frequency
              Growth Stocks         Number of       At least annually
                                    Holdings
                                    30-50

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of at least $5 billion at the time of investment.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

            . Market Risk            . Foreign Investment  . Focused
            . Issuer Risk              Risk                  Investment Risk
            . Growth Securities Risk . Currency Risk       . Credit Risk
                                     . Technology Related  . Management Risk
                                       Risk



            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund's Class D shares (1/31/00), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund's Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect that there are no sales charges and lower distribution and/or service (12b-1) fees paid by Class D shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements.
            Past performance is no guarantee of future results.

12Prospectus

            Calendar Year Total Returns -- Class D


                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------
                                                           Highest (10/1/99-
                                                           12/31/99)     36.45%
                                                           --------------------
                                                           Lowest (1/1/01-
                                                           3/31/01)     -23.52%


                                    [GRAPH]

                                 Annual Return

                                1991     41.88%
                                1992      2.08%
                                1993      9.32%
                                1994     (0.75%)
                                1995     27.47%
                                1996     17.52%
                                1997     21.84%
                                1998     38.90%
                                1999     39.83%
                                2000    (14.86%)
                                2001

                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                 Fund Inception
                                        1 Year  5 Years 10 Years (2/24/84)(/3/)
            -------------------------------------------------------------------
         Class D                        -29.08% 8.03%   9.74%    14.46%
            -------------------------------------------------------------------
         S&P 500 Index(/1/)             -11.87% 10.70%  12.94%   14.92%
            -------------------------------------------------------------------
         Lipper Large-Cap Growth Funds
          Average(/2/)                  -22.94% 8.15%   10.09%   12.45%
            -------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.50%      0.25%               0.40%           1.15%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment
                Company Act of 1940. Up to 0.25% per year of the total
                Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see
                "Management of the Funds--Administrative Fees" for details.
                The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD").
                To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

            Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The
            Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                   Year 1     Year 3              Year 5          Year 10
            --------------------------------------------------------------------
         Class D   $117       $365                $633            $1,398
            --------------------------------------------------------------------


                                            PIMCO Funds: Multi-Manager Series 13

            PIMCO Growth & Income Fund

--------------------------------------------------------------------------------
Principal     Investment Objective Fund Focus             Approximate
Investments   Seeks long-term      Medium and large       Capitalization Range
and           growth of            capitalization         At least $1 billion
Strategies    capital; current     common stocks
              income is a
              secondary
              objective

              Fund Category        Approximate Number     Dividend Frequency
              Blend Stocks         of Holdings            At least annually
                                   40-60

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in securities of companies with market capitalizations of at least $1 billion at the time of investment. The Fund may invest up to 75% of its assets in securities selected for their growth potential. The Fund will normally invest at least 25% of its assets in securities selected for their income potential, including dividend-paying common stocks, preferred stocks, corporate bonds, convertible securities and real estate investment trusts (REITs).

             When selecting securities for the Fund's "growth" segment, the portfolio managers seek to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund's portfolio managers may choose to sell a stock in the "growth" segment when they believe that its earnings will be disappointing or that market sentiment on the company will turn negative. The portfolio managers will also consider selling a stock if the company does not meet the managers' estimates on revenues and/or earnings, or if an alternative investment is deemed to be more attractive.

             When selecting securities for the Fund's "income" segment, the portfolio managers seek to identify companies with strong operating fundamentals that offer potential for capital appreciation and that also have a dividend yield in excess of the yield on the S&P 500 Index. The portfolio managers may replace an "income" security when another security with a similar risk-to-reward profile offers either better potential for capital appreciation or a higher yield than the Fund's current holding. To achieve its income objective, the Fund may also invest to a limited degree in preferred stocks, convertible securities and REITs. The Fund may invest up to 10% of its assets in corporate bonds, which will typically consist of investment grade securities of varying maturities but may also include high yield securities ("junk bonds") rated at least B by Standard & Poor's Rating Services or Moody's Investors Service, Inc. or, if unrated, determined by the Adviser to be of comparable quality.

             The Fund may invest up to 15% of its assets in foreign
            securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk          . Liquidity Risk     . Interest Rate Risk
              . Issuer Risk          . Foreign            . High Yield Risk
              . Growth Securities      Investment Risk    . Credit Risk
                Risk                 . Currency Risk      . Management Risk
              . Value Securities     . Focused Investment Risk
                Risk                 . Technology Related Risk
              . Smaller Company
                Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance
Information The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund's Class D shares (7/31/00), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class D shares.
            The performance information for periods prior to August 1, 2000, reflects the Fund's

14 Prospectus
            advisory fee rate in effect prior to that date (0.63% per annum), which is higher than the current rate (0.60% per annum). Prior to July 1, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on August 1, 2000; the performance results shown would not necessarily have been achieved had the Fund's current objective and policies then been in effect. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Class D

95      31.20%                                              Highest and Lowest
96      16.85%                                              Quarter Returns
97      15.76%                                              (for periods shown
98      29.38%                                              in the bar chart)
99      51.22%                                              --------------------
00      19.34%                                              Highest (10/1/99-
01     -25.05%                                              12/31/99)     39.99%
                                                            --------------------
                                                            Lowest (7/1/01-
                                                            9/30/01)     -22.02%


                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                   Fund Inception
                                                   1 Year  5 Years (12/28/94)(/3/)
            ----------------------------------------------------------------------
         Class D                                   -25.05% 15.16%  17.55%
            ----------------------------------------------------------------------
         S&P Mid-Cap 400 Index(/1/)                 -0.62% 16.11%  18.57%
            ----------------------------------------------------------------------
         Lipper Large-Cap Core Funds Average(/2/)  -13.77%  8.19%  13.23%
            ----------------------------------------------------------------------

            (1) The S&P Mid-Cap 400 Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                            Distribution                    Total Annual
                  Advisory  and/or Service    Other         Fund Operating
                  Fees(/1/) (12b-1) Fees(/2/) Expenses(/3/) Expenses
            --------------------------------------------------------------
         Class D  0.60      0.25%             0.50%         1.35%
            --------------------------------------------------------------

            (1) On August 1, 2000, the Fund's advisory fee rate decreased by
                0.03% to 0.60% per annum.
            (2) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (3) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.
              Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                         Year 1               Year 3               Year 5               Year 10
            -----------------------------------------------------------------------------------
         Class D         $137                 $428                 $739                 $1,624
            -----------------------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series

            PIMCO Healthcare Innovation Fund

--------------------------------------------------------------------------------
Principal     Investment         Fund Focus         Approximate Capitalization
Investments   Objective          Common stocks      Range
and           Seeks capital      of healthcare-     More than $200 million
Strategies    appreciation       related companies

              Fund Category      Approximate Number Dividend Frequency
              Sector-Related     of Holdings        At least annually
              Stocks             30-60

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies principally engaged in the design, manufacture or sale of new, creative or different, or "innovative," products or services used for or in connection with healthcare or medicine. These companies may (but are not required to) include, for example, pharmaceutical companies, companies involved in biotechnology, medical diagnostic, biochemical or other healthcare research and development, companies involved in the operation of healthcare facilities, and other companies involved in the design, manufacture or sale of healthcare-related products or services such as medical, dental and optical products, hardware or services. Except as indicated above, the Fund is not required to invest exclusively in a particular business sector or industry.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify healthcare-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that earnings or market sentiment are disappointing, if the company does not meet or exceed consensus estimates on revenues and/or earnings or if an alternative investment is more attractive.

             Although the Fund invests principally in common stocks, the Fund may also invest in other types of equity securities, including preferred stocks and convertible securities. The Fund may invest to a significant degree in the securities of smaller-capitalization companies and in securities issued in initial public offerings ("IPOs"). The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs).

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           . Market Risk             . IPO Risk                . Leveraging Risk
           . Issuer Risk             . Liquidity Risk          . Credit Risk
           . Healthcare Related Risk . Foreign Investment Risk . Management Risk . Growth Securities Risk . Currency Risk
           . Smaller Company Risk    . Focused Investment Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart (including the information to its right) and the Average Annual Total Return table show performance of the Fund's Class D shares. Past performance is no guarantee of future results.


16 Prospectus

            Calendar Year Total Returns -- Class D

01   -16.45%                                               Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------
                                                           Highest (10/1/01-
                                                           12/31/01_____ 19.17%)
                                                           --------------------
                                                           Lowest (1/1/01-
                                                           3/31/01______-22.67%)

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                 Fund Inception
                                                         1 Year  (6/30/00)(/3/)
            -------------------------------------------------------------------
         Class D                                         -16.45%  1.60%
            -------------------------------------------------------------------
         S&P Healthcare Index(/2/)                        -1.57%  7.40%
            -------------------------------------------------------------------
         Lipper Health/Biotechnology Funds Average(/3/)  -12.75% -3.09%
            -------------------------------------------------------------------

            (1) The S&P Healthcare Index is a capitalization-weighted Index that measures the performance of the diversified healthcare sector of the Standard & Poor's Index.
            (2) The Lipper Health/Biotechnology Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that normally invest at least 65% of their equity portfolios in shares of companies engaged in healthcare, It does not take into account sales charges.
            (3) The Fund began operations on 6/30/00. Index comparisons begin on 6/30/00.


--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.70%      0.25%               0.56%           1.51%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" in the Prospectus for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses is based on estimated amounts for the current fiscal year and reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.06% in other expenses estimated to be attributable to the class during the current fiscal year.

            Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                         Year 1               Year 3               Year 5               Year 10
            -----------------------------------------------------------------------------------
         Class D         $154                 $477                 $824                 $1,802
            -----------------------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series 17

            PIMCO Innovation Fund

--------------------------------------------------------------------------------
Principal   Investment       Fund Focus            Approximate Capitalization
Investments Objective        Common stocks of      Range
and         Seeks capital    technology-related    More than $200
Strategies  appreciation; no companies             million
            consideration is
            given to income

            Fund Category    Approximate Number    Dividend Frequency
            Sector-Related   of Holdings           At least annually
            Stocks           40-60



            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Fund identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies), and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale and or/service of technological products. Although the Fund emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that earnings or market sentiment is disappointing, if the company does not meet or exceed consensus estimates on revenues and/or earnings or if an alternative investment is more attractive.

             Although the Fund invests principally in common stocks, the Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
            Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:
Principal
Risks
                .  Market Risk         .  Smaller            .  Currency
                .  Issuer Risk            Company Risk          Risk
                .  Focused             .  Liquidity Risk     .  Credit Risk
                   Investment          .  Foreign            .  Management
                   Risk                   Investment            Risk
                .  Growth                 Risk
                   Securities          .  Technology
                   Risk                   Related Risk


            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund's Class D shares (4/8/98), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund's Class A shares, which are offered in a different prospectus. The prior Class A performance has been adjusted to reflect that there are no sales charges (loads) paid by Class D shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

18Prospectus

            Calendar Year Total Returns -- Class D


95       45.33%                                            Highest and Lowest
96       23.60%                                            Quarter Returns
97        9.03%                                            (for periods shown
98       79.65%                                            in the bar chart)
99      140.42%                                            --------------------
00      -28.84%                                            Highest (10/1/99-
01      -45.10%                                            12/31/99)     80.23%
                                                           --------------------
                                                           Lowest (7/1/01-
                                                           9/30/01)     -46.30%

                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                          Fund Inception
                                                          1 Year  5 Years (12/22/94)(/3/)
            -----------------------------------------------------------------------------
         Class D                                          -45.10%  12.96% 18.51%
            -----------------------------------------------------------------------------
         S&P 500 Index(/1/)                               -11.87%  10.70% 15.92%
            -----------------------------------------------------------------------------
         Lipper Science and Technology Fund Average(/2/)  -37.55%   9.36% 14.08%
            -----------------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Science and Technology Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest at least 65% of their assets in science and technology stocks. It does not take into account sales charges.
            (3) The Fund began operations on 12/22/94. Index comparisons begin on 12/31/94.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.65%      0.25%               0.40%           1.30%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment
                Company Act of 1940. Up to 0.25% per year of the total
                Administrative Fees paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see
                "Management of the Funds--Administrative Fees" for details.
                The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD").
                To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

            Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The
            Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                   Year 1     Year 3              Year 5          Year 10
            --------------------------------------------------------------------
         Class D   $132       $412                $713            $1,568
            --------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series 19

            PIMCO Mid-Cap Fund

--------------------------------------------------------------------------------
Principal   Investment         Fund Focus            Approximate Capitalization
Investments Objective          Medium                Range
and         Seeks growth of    capitalization        More than $500
Strategies  capital            common stocks         million (excluding
                                                     the largest 200
                                                     companies)

            Fund Category      Approximate Number    Dividend Frequency
            Blend Stocks       of Holdings           At least annually
                               60-100

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with medium market capitalizations that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

             In making investment decisions for the Fund, the portfolio management team considers companies in the U.S. market with market capitalizations of more than $500 million, but excluding the 200 largest capitalization companies. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analyses of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

             The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund's investments).

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk          . Growth               . Focused
              . Issuer Risk            Securities Risk        Investment
              . Value                . Smaller Company        Risk
                Securities Risk        Risk                 . Credit Risk
                                     . Liquidity Risk       . Management
                                                              Risk


            Please see "Summary of Principal Risks" following the Fund
            Summaries for a description of these and other risks of investing in the Fund.
--------------------------------------------------------------------------------
Performance Information
            The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund's Class D shares (4/8/98), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class D shares.
            Past performance is no guarantee of future results.

20Prospectus

            Calendar Year Total Returns -- Class D


                  92     8.75%                             Highest and Lowest
                  93    15.32%                             Quarter Returns
                  94    -2.76%                             (for periods shown
                  95    36.76%                             in the bar chart)
                  96    22.87%                             --------------------
                  97    33.65%                             Highest (1/1/00-
                  98     7.80%                             3/31/00)
                  99    12.52%                                           23.62%
                  00    27.91%                             --------------------
                  01   -19.68%                             Lowest (7/1/98-
                                                           9/30/98)
                                                                        -14.46%

                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                              Fund Inception
                                     1 Year  5 Years 10 Years (8/26/91)(/3/)
            ----------------------------------------------------------------
         Class D                     -19.68% 10.74%  13.06%   13.93%
            ----------------------------------------------------------------
         Russell Mid-Cap Index(/1/)   -5.62% 11.40%  13.58%   13.98%
            ----------------------------------------------------------------
         Lipper Mid-Cap Core Funds
          Average(/2/)                -3.63% 11.62%  12.98%   13.50%
            ----------------------------------------------------------------

            (1) The Russell Mid-Cap Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Mid-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 8/26/91. Index comparisons begin on 8/31/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.45%      0.25%               0.40%           1.10%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment
                Company Act of 1940. Up to 0.25% per year of the total
                Administrative Fees paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see
                "Management of the Funds--Administrative Fees" for details.
                The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD").
                To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

            Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The
            Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                   Year 1     Year 3              Year 5          Year 10
            --------------------------------------------------------------------
         Class D   $112       $350                $606            $1,340
            --------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series 21

            PIMCO Opportunity Fund

--------------------------------------------------------------------------------
Principal     Investment         Fund Focus         Approximate Capitalization
Investments   Objective          Smaller            Range
and           Seeks capital      capitalization     Between $100
Strategies    appreciation;      common stocks      million and $2
              no                                    billion
              consideration
              is given to
              income

              Fund               Approximate Number Dividend Frequency
              Category           of Holdings        At least annually
              Growth Stocks      80-120

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of between $100 million and $2 billion at the time of investment. The portfolio manager's investment process focuses on bottom-up, fundamental analysis. The portfolio manager seeks companies with strong earnings growth, with a particular focus on companies that may deliver surprisingly strong growth. Through extensive, in-depth proprietary research, the portfolio manager searches for non-consensus information regarding the growth prospects for small-capitalization companies. The investment process includes both quantitative and qualitative analysis aimed at identifying candidate securities. The portfolio manager generates investment ideas from numerous sources, including proprietary research, Wall Street research, investment publications, and quantitative data. Once a potential investment is identified, the portfolio manager conducts a quantitative analysis to determine if the stock is reasonably priced with respect to its peer group on a historical and current basis. Then fundamental research is conducted, focusing on a review of financial statements and third-party research. The portfolio manager may interview company management, competitors and other industry experts to gauge the company's business model, future prospects and financial outlook. For new investments, the portfolio manager generally begins with making a relatively small investment in a company, which may be increased based upon potential upside performance and conviction in the company. Industry weightings are periodically evaluated versus the benchmark; the portfolio manager may trim positions in industries with a 50% overweight. The portfolio manager seeks to diversify the portfolio among different industries.

             The Fund may invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies and securities issued in initial public offerings (IPOs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .Market Risk           . IPO Risk           . Technology Related
              .Issuer Risk           . Liquidity Risk       Risk
              .Growth Securities     . Foreign Investment . Focused Investment
               Risk                    Risk                 Risk
              .Smaller Company Risk  . Currency Risk      . Credit Risk
                                                          . Management Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right and the Average Annual Total Returns table show performance of the Fund's Class C shares, which are offered in a different prospectus. This is because Class D shares were not outstanding during the periods shown. Although Class D and Class C shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class D performance would be higher than Class C performance because of the lower expenses paid by Class D shares. The returns do not reflect the

22Prospectus
            impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Average Annual Total Returns table also shows estimated historical performance for Class D shares based on the performance of the Fund's Class C shares. The prior Class C performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class D shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on this page under its current investment management arrangements. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Class C

                     92  28.46%                              Highest and
                     93  36.16%                              Lowest Quarter
                     94  -4.74%                              Returns
                     95  41.53%                              (for periods
                     96  11.54%                              shown in the bar
                     97  -4.75%                              chart)
                     98   1.29%                              ------------------
                     99  63.99%                              Highest
                     00 -14.35%                              (10/01/99-
                     01 -17.94%                              12/31/99____45.70%)
                                                             ------------------
                                                             Lowest (7/1/01-
                                                             9/30/01____-31.08%)


                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                  Fund Inception
                                         1 Year  5 Years 10 Years (2/24/84)(/3/)
            --------------------------------------------------------------------
         Class C                         -18.76%   2.15% 11.33%   14.36%
            --------------------------------------------------------------------
         Class D                         -17.31%   2.92% 12.17%   15.25%
            --------------------------------------------------------------------
         Russell 2000 Growth Index(/1/)   -9.23%   2.87%  7.19%    8.30%
            --------------------------------------------------------------------
         Lipper Small-Cap Growth
          Funds Average(/2/)             -10.79%   8.51% 11.17%   11.29%
            --------------------------------------------------------------------

            (1) The Russell 2000 Growth Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stocks considered to have a greater than average growth orientation. It is not possible to invest directly in the index. The Russell 2000 Growth Index replaced the Russell 2000 Index (a capitalization weighted broad based index of 2000 small capitalization U.S. stocks) as the Fund's comparative index because PIMCO Advisors believes the Russell 2000 Growth Index is more representative of the Fund's investment strategies. For the periods ended December 31, 2001, the 1 Year, 5 Years, 10 Years and Fund Inception average annual total returns of the Russell 2000 Index were 2.49%, 7.52%, 11.51% and 10.98%, respectively.
            (2) The Lipper Small-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. It does not take into account sales charges.
            (3) The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.65%      0.25%               0.40%           1.30%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment
                Company Act of 1940. Up to 0.25% per year of the total
                Administrative Fees paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see
                "Management of the Funds--Administrative Fees" for details.
                The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD").
                To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

            Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The
            Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                   Year 1     Year 3              Year 5          Year 10
            --------------------------------------------------------------------
         Class D   $132       $412                $713            $1,568
            --------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series 23

            PIMCO RCM Biotechnology Fund

--------------------------------------------------------------------------------

Principal     Investment          Fund Focus            Approximate
Investments   Objective           Equity securities of  Capitalization Range
and           Seeks long-term     companies in the      All capitalizations
Strategies    capital             biotechnology
              appreciation        industry

              Fund Category       Approximate Number    Dividend Frequency
              Sector Related      of Holdings           At least annually
              Stocks              30-70

            The Fund seeks to achieve its investment objective by investing at least 65% of its assets in biotechnology industry equity securities. Although there is no limitation on the market capitalizations of companies in which the Fund will invest, the Fund does not intend to invest more than 15% of its assets in biotechnology companies with market capitalizations below
            $100 million (as measured at the time of purchase). While the Fund currently expects that the majority of its investments will be in companies organized or headquartered in the United States, it may invest up to 25% of its assets in foreign securities and up to 15% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one non-U.S. or emerging market country). The Fund may invest a substantial portion of its assets in securities issued in initial public offerings
            (IPOs).

            Biotechnology companies engage in the research, development, provision and/or manufacture of biotechnological products, services and processes. Such companies often employ genetic engineering to develop new drugs and apply new and innovative processes to discover and develop diagnostic and therapeutic products and services. The biotechnology industry currently includes pharmaceutical, biochemical, medical/surgical, human healthcare, and agricultural and industrial-oriented companies. Because of the rapid developments in the biotechnology industry, over time, companies with new and different products and focuses will likely be included in the industry. In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The American Stock Exchange Biotechnology Index, the NASDAQ Biotechnology Index and the Russell 2000 Index are the Fund's performance benchmarks. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmarks. The Fund is "non-diversified," which means that it invests in a relatively small number of issuers.

            In addition to traditional research activities, the portfolio management team uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

            In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
            Among the principal risks of investing in the Fund, which could
Principal   adversely affect its net asset value, yield and total return, are:
Risks

          . Market Risk  . Liquidity Risk . Foreign (non-U.S.) . Focused
          . Issuer Risk  . Derivatives      Investment Risk      Investment Risk
          . Growth         Risk           . Emerging Markets   . Turnover Risk
            Securities   . Sector           Risk               . Credit Risk
            Risk           Specific Risk  . Currency Risk      . Management Risk
          . Smaller      . IPO Risk
            Company Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The Fund reorganized on February 1, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
            Fund") were exchanged for shares of the Fund. The top of the next page shows summary performance information for the DRCM Fund in a bar chart and Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team. Past performance is no guarantee of future results.
  Prospectus
24

            Calendar Year Total Returns -- Class D


98     17.76%                                               Highest and Lowest
99    111.39%                                               Quarter Returns
00     81.93%                                               (for periods shown
01    -24.68%                                               in the bar chart)
                                                            --------------------
                                                            Highest (10/1/99-
                                                            12/31/99)     65.41%
                                                            --------------------
                                                            Lowest (1/1/01-
                                                            3/31/01)     -34.52%


                   Calendar Year End (through 12/31)
            Average Annual Total Returns (for periods ended 12/31/01)

                                                                 Fund inception
                                                         1 Year  (12/30/97)(/5/)
            --------------------------------------------------------------------
         Class D                                         -24.68% 35.87%
            --------------------------------------------------------------------
         AMEX Biotech Index(/1/)                          -8.47% 37.61%
            --------------------------------------------------------------------
         NASDAQ Biotech Index(/2/)                       -16.23% 32.13%
            --------------------------------------------------------------------
         Russell 2000 Index(/3/)                           2.48%  4.94%
            --------------------------------------------------------------------
         Lipper Health/Biotechnology Funds Average(/1/)  -12.75% 15.42%
            --------------------------------------------------------------------

              (1) The AMEX Biotech Index is an equal-dollar weighted index designed to measure the performance of a cross-section of issuers in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. It is not possible to invest directly in the index.
              (2) The NASDAQ Biotechnology Index represents the largest and most actively traded NASDAQ biotechnology stocks and includes companies that are primarily engaged in using biomedical research for the discovery or development of novel treatments or cures for human diseases. It is a capitalization weighted index. It is not possible to invest directly in the index.
              (3) The Russell 2000 Small Stock Index is an unmanaged index of the 2000 smallest securities in the Russell 3000 index, representing approximately 7% of the Russell 3000 Index, and considered to be representative of the small-capitalization market. It is not possible to invest directly in the index.
              (4) The Lipper Health/Biotechnology Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. It does not take into account sales charges.
              (5) The Fund began operations on 12/30/97. Index comparisons begin on 12/30/97.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D    0.90%           0.25%             0.45%           1.60%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.70% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

            Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                         Year 1               Year 3               Year 5               Year 10
            -----------------------------------------------------------------------------------
         Class D         $163                 $505                 $871                 $1,900
            -----------------------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series

            PIMCO RCM Emerging Markets Fund

--------------------------------------------------------------------------------
Principal     Investment          Fund Focus            Approximate
Investments   Objective           Equity securities     Capitalization
and           Seeks long-term     of emerging market    Range
Strategies    capital             issuers               At least
              appreciation                              $100 million

              Fund Category       Approximate Number    Dividend Frequency
              International       of Holdings           At least annually
              Stocks              35-75

            The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in equity securities of emerging market companies. The Fund currently intends to invest primarily in companies with market capitalizations in excess of $100 million (as measured at the time of purchase). The Fund may invest up to 15% of its assets in companies that are organized or headquartered in any one emerging market country and up to 20% of its assets in companies that are organized or headquartered in developed countries.

             The portfolio management team considers emerging market companies to be those that are organized or headquartered in any country that the World Bank, the International Finance Corporation, the United Nations or any other recognized international financial institution, considers to be an emerging or developing country. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, Singapore, United Kingdom, the U.S. and most of the countries of Western Europe. In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that it believes are likely to offer the best investment opportunities.

             In analyzing specific companies for possible investment, the portfolio management team may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The Morgan Stanley Capital International Emerging Markets Free Index and the S&P Emerging Markets Index are the Fund's performance benchmarks. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmarks.

             In addition to traditional research activities, the portfolio management team uses Grassroots SM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

             . Market Risk          . Derivatives Risk        . Turnover Risk
             . Issuer Risk          . Foreign (non-U.S.)      . Leveraging Risk
             . Growth                 Investment Risk         . Credit Risk
               Securities Risk      . Emerging Markets Risk   . High Yield Risk
             . Smaller Company Risk . Currency Risk           . Management Risk
             . Liquidity Risk       . Focused Investment Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The Fund reorganized on February 1, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
            Fund") were exchanged for shares of the Fund. The top of the next page shows summary performance information for the DRCM Fund in a bar chart and Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund's Class D shares (3/10/99), performance information shown in the bar chart (including the information to its right) and
  Prospectus
26
            the Average Annual Total Returns table reflects performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by class D shares.
            The Fund's total expenses are expected to be higher than the DRCM Fund's historical total expenses. If the DCRM Fund had been subject to the Fund's higher expenses, the performance results shown would have been lower. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Class D


98    -8.63%                                              Highest and Lowest
99    91.48%                                              Quarter Returns
00   -25.29%                                              (for periods shown
01   -15.17%                                              in the bar chart)
                                                          ---------------------
                                                          Highest (10/1/99-
                                                          12/31/99)      52.82%
                                                          ---------------------
                                                          Lowest (10/1/01-
                                                          12/31/01)     -20.44%


                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                Fund inception
                                                      1 Year    (12/30/97)(/4/)
            -------------------------------------------------------------------
         Class D                                      -15.17%    2.59%
            -------------------------------------------------------------------
         MSCI-EMF(/1/)                                 -2.52%   -4.19%
            -------------------------------------------------------------------
         S&P/IFC Index of Investable Emerging
          Markets(/2/)                                  1.62%   -1.97%
            -------------------------------------------------------------------
         Lipper Emerging Markets Funds Average(/3/)    -2.94%   -4.63%
            -------------------------------------------------------------------

            (1) The Morgan Stanley Capital International Emerging Markets Free
                Index ("MSCI-EMF") is composed of companies representative of the market structure of emerging market countries in Europe, Latin America and the Pacific Basin. The index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners. It is not possible to invest directly in the index.
            (2) The S&P/IFC Index of Investable Emerging Markets represents the IFC investable regional total return composite. The term "investable" indicates that the stocks and the weights in the IFC index represent the amount that the foreign institutional investors might buy by the virtue of the foreign institutional restrictions (either at the national level or by the individual company's corporate statute) plus factoring in minimum market capitalization and liquidity screens. It is not possible to invest directly in the index.
            (3) The Lipper Emerging Markets Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seeks long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. It does not take into account sales charges.
            (4) The Fund began operations on 12/30/97. Index comparisons begin on 12/30/97.

--------------------------------------------------------------------------------

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)
                                            None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   1.00%      0.25%               0.70%           1.95%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.95% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

            Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                         Year 1               Year 3               Year 5               Year 10
            -----------------------------------------------------------------------------------
         Class D         $198                 $612                 $1,052               $2,275
            -----------------------------------------------------------------------------------

                                          PIMCO Funds: Multi-Manager Series

            PIMCO RCM Europe Fund

--------------------------------------------------------------------------------
Principal     Investment          Fund Focus            Approximate
Investments   Objective           Equity                Capitalization Range
and           Seeks long-term     securities            All
Strategies    capital             of European           capitalizations
              appreciation        companies

              Fund Category       Approximate Number    Dividend
              International       of Holdings           Frequency
              Stocks              30-70                 At least
                                                        annually


            The Fund seeks to achieve its investment objective by normally investing at least 75% of its assets in equity securities of companies located in both European Economic and Monetary Union ("EMU") and non-EMU countries. The Fund expects to invest most of its assets in equity securities of issuers located in Western European countries. The Fund may also from time to time invest a significant portion of its assets in financial sector stocks.

             In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that it believes are likely to offer the best investment opportunities. In analyzing specific companies for possible investment, the portfolio management team may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The Morgan Stanley Capital International Europe Index is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark. The Fund is "non-diversified," which means that it invests in a relatively small number of issuers.

             In addition to traditional research activities, the portfolio management team uses Grassroots SM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

               .  Market Risk      .  Derivatives             .  Leveraging
               .  Issuer Risk         Risk                       Risk
               .  Growth           .  Sector Specific         .  Credit Risk
                  Securities Risk     Risk                    .  Turnover Risk
               .  Smaller Company  .  Foreign (non-U.S.)      .  Management
                  Risk                Investment Risk            Risk
               .  Liquidity Risk   .  Currency Risk
                                   .  Focused Investment Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance
Information
            The Fund reorganized on February 1, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund") were exchanged for shares of the Fund. The top of the next page shows summary performance information for the DRCM Fund in a bar chart and Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Returns through May 3, 1999, when the DRCM Fund converted to an open-end investment company, reflect the performance of the Fund as a closed-end
  Prospectus
28
            investment company. The expenses of the DRCM Fund and the Fund as an open-end investment company may be higher than as a closed-end investment company due to additional fees, such as distribution and/or service fees. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Class D


92     -12.44%                                             Highest and Lowest
93      31.54%                                             Quarter Returns
94      -4.96%                                             (for periods shown
95       1.33%                                             in the bar chart)
96      15.87%                                             --------------------
97      25.70%                                             Highest (10/1/99-
98      37.40%                                             12/31/99)     51.43%
99      43.59%                                             --------------------
00     -11.39%                                             Lowest (1/1/01-
01     -31.52%                                             3/31/01)     -20.56%


                   Calendar Year End (through 12/31)


            Average Annual Total Returns (for periods ended 12/31/01)

                                                                Fund inception
                                       1 Year  5 Years 10 Years (4/5/90)(/4/)
            ------------------------------------------------------------------
         Class D                       -31.52%  8.52%    6.82%   3.27%
            ------------------------------------------------------------------
         MSCI-Europe Index(/1/)        -19.63%  6.55%   10.04%   9.46%
            ------------------------------------------------------------------
         DAX100 Index(/2/)             -23.08%  3.92%    7.65%   5.40%
            ------------------------------------------------------------------
         Lipper European Region Funds
          Average(/3/)                 -22.34%  5.50%    8.73%   6.73%
            ------------------------------------------------------------------

            (1) The Morgan Stanley Capital International Europe Index ("MSCI-
                Europe") is a widely recognized, unmanaged, capitalization-weighted index of issuers in the countries of Europe. It is not possible to invest directly in the index.
            (2) The DAX100 Index is a German-focused index. It is not possible to invest directly in the index.
            (3) The Lipper European Region Funds Average is a total return performance average of funds tracked by Lipper, Inc. that concentrate their investments in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within this region. It does not take into account sales charges.
            (4) The Fund began operations on 4/5/90. Index comparisons begin on 2/9/99 for the MSCI-Europe Index when the Fund's mandate was expanded. Before 2/9/99, when the Fund invested primarily in equity securities of German companies, the Fund compared its performance to the DAX100 Index.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)
                  None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                           Distribution                    Total Annual                  Net Fund
                  Advisory and/or Service    Other         Fund Operating Expense        Operating
                  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses       Reduction(/3/) Expenses(/3/)
            ------------------------------------------------------------------------------------------
         Class D   0.80%         0.25%           0.70%         1.75%          0.15%          1.60%
            ------------------------------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.95% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.
            (3) Net Expenses reflect the effect of a contractual agreement by
                PIMCO Advisors to waive, reduce or reimburse its Administrative Fee to the extent Total Annual Fund Operating Expenses exceed, due to the payment of organizational and certain other expenses, 1.60% for Class D shares until June 30, 2003.

            Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

                         Year 1               Year 3               Year 5               Year 10
            -----------------------------------------------------------------------------------
         Class D         $  163               $  525               $  923               $ 2,037
            -----------------------------------------------------------------------------------

            (1) The Examples are based on the Net Fund Operating Expenses shown above.
                                            PIMCO Funds: Multi-Manager Series

            PIMCO RCM Global Equity Fund

--------------------------------------------------------------------------------
Principal      Investment         Fund Focus             Approximate
Investments    Objective          Equity securities of   Capitalization
and            Seeks long-term    U.S. and non-U.S.      Range
Strategies     capital            companies              All capitalizations
               appreciation

               Fund Category      Approximate Number     Dividend Frequency
               Global Stocks      of Holdings            At least annually
                                  85-125

            The Fund seeks to achieve its investment objective by normally investing in a diversified portfolio of equity and equity-related securities, which include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. At least 65% of the Fund's assets will be invested in the equity securities of three different countries, including the U.S. The Fund may invest up to 30% of its assets in securities of companies organized or headquartered in emerging market countries and up to 10% in securities of companies organized or headquartered in any one emerging market country. The Fund may also invest up to 10% of its assets in U.S. and non-U.S. debt securities, including debt securities rated below investment-grade, and may also invest a substantial portion of its assets in one or more sectors of the economy such as the financial sector.

             In making investment decisions for the Fund, the portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In addition, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The S&P 500 Index and the MSCI-ACWI Free Index are the Fund's performance benchmarks. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmarks.

             In addition to traditional research activities, the portfolio management team uses Grassroots SM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in cash or cash equivalent instruments, U.S. Government obligations, non-convertible preferred stocks and non-convertible corporate bonds with remaining maturities of less than one year. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .  Market Risk       .  Sector Specific        .  Leveraging
              .  Issuer Risk          Risk                      Risk
              .  Smaller Company   .  Foreign (non-U.S.)     .  Credit Risk
                 Risk                 Investment Risk        .  Turnover Risk
              .  Liquidity Risk    .  Emerging Markets       .  High Yield
              .  Derivatives          Risk                      Risk
                 Risk              .  Currency Risk          .  Management
                                                                Risk

                                   .  Focused Investment
                                      Risk
            Please see "Summary of Principal Risks" following the Fund Summary for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance
Information The Fund reorganized on February 1, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund") were exchanged for shares of the Fund. The top of the next page shows summary performance information for the DRCM Fund in a bar chart and Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Performance information shown in the bar chart (including the information to its right) reflects performance of the Fund's Institutional Class shares, which are offered in a different prospectus. This is because Class D shares have not been outstanding for a full calendar year. Although Class D and Institutional Class shares would have similar annual returns (because all the Fund's
  Prospectus
30
            shares represent interests in the same portfolio of securities), Class D performance would be lower than Institutional Class performance because of the higher expenses paid by Class D shares. For periods prior to the inception of the Fund's Class D shares (2/5/02), the Average Annual Total Returns table also shows estimated historical performance for Class D shares based on the performance of Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by class D shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. Past performance is no guarantee of future results.



                                                           Highest and Lowest
                                                           Quarter Returns
            Calendar Year Total Returns -- Institutional Class
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------
          99  62.20%                                       Highest (10/1/99-
          00 -10.80%                                       12/31/99)     42.54%
          01 -24.00%                                       --------------------
                                                           Lowest (7/1/01-
                                                           9/30/01______-19.44%)
                       [BAR CHART]
                 Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                     Fund inception
                                                 1 Year              (12/30/98)(/4/)
            ------------------------------------------------------------------------
         Institutional Class                     -24.00%              3.22%
            ------------------------------------------------------------------------
         Class D                                 -24.33%              2.75%
            ------------------------------------------------------------------------
         MSCI-ACWI Free Index(/1/)               -15.91%             -2.82%
            ------------------------------------------------------------------------
         S&P 500 Index(/2/)                      -11.88%             -1.03%
            ------------------------------------------------------------------------
         Lipper Global Funds Average(/3/)        -17.36%              1.00%
            ------------------------------------------------------------------------

            (1) The Morgan Stanley All Countries World Free Index ("MSCI-
                ACWI") is a widely recognized, unmanaged index of small capitalization issuers located throughout the world in both developed and emerging markets. It is not possible to invest directly in the index.
            (2) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (3) The Lipper Global Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well. It does not take into account sales charges.
            (4) The Fund began operations on 12/30/98. Index comparisons begin on 12/30/98.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.85%      0.25%               0.60%           1.70%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.85% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

              Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                         Year 1               Year 3               Year 5               Year 10
            -----------------------------------------------------------------------------------
         Class D          $173                 $536                 $923                $2,009
            -----------------------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series

            PIMCO RCM Global Healthcare Fund

--------------------------------------------------------------------------------
Principal     Investment        Fund Focus              Approximate
Investments   Objective         Equity securities       Capitalization
and           Seeks long-term   companies in the        Range
Strategies    capital           healthcare              All
              appreciation      industry                capitalizations

              Fund Category     Approximate Number      Dividend Frequency
              Global Stocks     of Holdings             At least annually
                                40-80

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in equity securities of the healthcare industry. The Fund's assets will be invested in companies located in at least three different countries, which may include the United States. The Fund currently expects the majority of its foreign investments to be in Japan and Western Europe. The Fund may also invest up to 15% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). Although the Fund may invest in companies of any market capitalization, the Fund does not intend to invest more than 15% of its assets in companies with market capitalizations below $100 million (as measured at the time of purchase).

             The Fund considers the healthcare industry to include any company that designs, manufactures, or sells products or services used for or in connection with healthcare or medicine, such as pharmaceutical companies, biotechnology research firms, companies that sell medical products, companies that own or operate healthcare facilities and companies that design, produce or sell medical, dental and optical products. The Fund considers such companies to be principally engaged in the healthcare industry if they derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in the healthcare sector, or, at least 50% of their assets are devoted to such activities.

             In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. The portfolio management team may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The S&P 500 Index and the Russell Mid-Cap Healthcare Index are the Fund's performance benchmarks. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmarks. The Fund is "non-diversified," which means that it invests in a relatively small number of issuers.

             In addition to traditional research activities, the portfolio management team uses Grassroots SM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:
              .  Market Risk      .  Derivatives Risk        .  Focused
              .  Issuer Risk      .  Sector Specific            Investment
              .  Growth              Risk                       Risk
                 Securities       .  Foreign (non-U.S.)      .  Leveraging
                 Risk                Investment Risk            Risk
              .  Smaller          .  Emerging Markets        .  Credit Risk
                 Company Risk        Risk                    .  Turnover Risk
              .  Liquidity        .  Currency Risk           .  Management
                 Risk                                           Risk


            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.
  Prospectus
32

--------------------------------------------------------------------------------
Performance The Fund reorganized on February 1, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
            Fund") were exchanged for shares of the Fund. The bar chart and the Average Annual Total Returns table below show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund's total expenses are expected to be higher than the DRCM Fund's historical total expenses. If the DRCM Fund had been subject to the Fund's higher expenses, the performance results shown would have been lower. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Class D


97     30.00%                                              Highest and Lowest
98     25.57%                                              Quarter Returns
99     28.73%                                              (for periods shown
00     73.37%                                              in the bar chart)
01    -13.80%                                              --------------------
                                                           Highest (10/1/99-
                                                           12/31/99) ____39.43%
                                                           --------------------
                                                           Lowest (1/1/01-
                                                           3/31/01) ____-24.43%
                                  [BAR CHART]
                   Calendar Year End (through 12/31)
            Average Annual Total Returns (for periods ended 12/31/01)

                                                                Fund inception
                                                1 Year  5 Years (12/31/96)(/4/)
            -------------------------------------------------------------------
         Class D                                -13.80% 25.72%  25.72%
            -------------------------------------------------------------------
         S&P 500 Index(/1/)                     -11.88% 10.70%  10.70%
            -------------------------------------------------------------------
         Russell Midcap Health Care Index(/2/)   -3.43% 11.10%  11.10%
            -------------------------------------------------------------------
         Lipper Health/Biotechnology Funds
          Average(/3/)                          -12.75% 15.18%  15.18%
            -------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Russell Midcap Health Care Index is composed of all medium and medium/small healthcare companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is not possible to invest directly in the index.
            (3) The Lipper Health/Biotechnology Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. It does not take into account sales charges.
            (4) The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.
                                            PIMCO Funds: Multi-Manager Series

-------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.80%      0.25%               0.55%           1.60%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be
             Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.80% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

            Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                         Year 1               Year 3               Year 5               Year 10
            -----------------------------------------------------------------------------------
         Class D         $163                 $505                 $871                 $1,900
            -----------------------------------------------------------------------------------

  Prospectus
34

            PIMCO RCM Global Small-Cap Fund

--------------------------------------------------------------------------------
Principal      Investment         Fund Focus              Approximate
Investments    Objective          Smaller                 Capitalization
and            Seeks long-term    capitalization          Range
Strategies     capital            equity securities       From $4.5 million
               appreciation                               to $2.8 billion

               Fund Category      Approximate Number      Dividend Frequency
               Global Stocks      of Holdings             At least annually
                                  55-95

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in equity securities of companies with market capitalizations comparable to those of companies included in the MSCI World Small Cap Index, which as of December 31, 2001 ranged from $4.5 million to $2.8 billion. The Fund will maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small Cap Index securities which as of December 31, 2001 would permit the Fund to maintain a weighted-average market capitalization ranging from $205 million to $822 million. The Fund invests in companies organized or headquartered in at least three different countries (one of which may be the United States) and expects that the majority of its foreign investments will be in Japan and Western Europe. Under normal market conditions, the Fund will invest no more than 25% of its assets in issuers that are organized or headquartered in any one country outside the U.S., other than France, Germany, Japan and the United Kingdom. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also from time to time invest a significant percentage of its assets in the technology sector.

             In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that it believes are likely to offer the best investment opportunities. The portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In addition, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The MSCI World Small-Cap Index is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark.

             In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund investor contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk      . Derivatives Risk       . Currency Risk
              . Issuer Risk      . Sector Specific Risk   . Leveraging Risk
              . Growth           . Foreign (non-U.S.)     . Credit Risk
                Securities         Investment Risk        . Turnover Risk
                Risk             . Emerging Markets       . Management Risk
              . Smaller            Risk
                Company Risk     . Focused Investment
              . Liquidity Risk     Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.
                                          PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Performance The Fund reorganized on February 1, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
            Fund") were exchanged for shares of the Fund. The bar chart and an Average Annual Total Returns table below show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund's Class D shares (3/10/99), performance information shown in the bar chart
            (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund's
            Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by class D shares. The Fund's total expenses are expected to be higher than the DRCM Fund's historical total expenses. If the DRCM Fund had been subject to the Fund's higher expenses, the performance results shown would have been lower. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Class D


97        25.17%                                          Highest and Lowest
98        19.29%                                          Quarter Returns
99       103.96%                                          (for periods shown
00       -13.84%                                          in the bar chart)
01       -25.17%                                          ----------------------
                                                          Highest (10/1/99-
                                                          12/31/99______64.77%)
                                                          ----------------------
                                                          Lowest (7/1/01-
                                                          9/30/01)_______-26.46%

                                  [BAR CHART]
                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                              Fund inception
                                          1 Year    5 Years   (12/31/96)(/3/)
            -----------------------------------------------------------------
        Class D                           -25.17%   14.45%    14.45%
            -----------------------------------------------------------------
        MSCI World Small Cap Index(/1/)     1.22%     3.20%    3.20%
            -----------------------------------------------------------------
        Lipper Global Small Cap Funds
         Average(/2/)                     -15.49%     5.33%    5.33%
            -----------------------------------------------------------------

            (1) The Morgan Stanley Capital International World Small Cap Index
                ("MSCI-WSCI") is a widely recognized, unmanaged, market capitalization weighted index composed of securities representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. It is not possible to invest directly in the index.
            (2) The Lipper Global Small Cap Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 25% of their portfolio in securities with primary trading markets outside the United States, and that limits at least 65% of their investments to companies with market capitalizations less than U.S. $1 billion at the time of purchase. It does not take into account sales charges.
            (3) The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.
  Prospectus
36

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   1.00%      0.25%               0.60%           1.85%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.85% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

            Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                         Year 1               Year 3               Year 5               Year 10
            -----------------------------------------------------------------------------------
         Class D         $188                 $582                 $1,001               $2,169
            -----------------------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series

            PIMCO RCM Global Technology Fund

--------------------------------------------------------------------------------
              Investment          Fund Focus            Approximate
Principal     Objective           Equity securities     Capitalization
Investments   Seeks long-term     of U.S. and non-      Range
and           capital             U.S. technology-      At least
Strategies    appreciation        related companies     $500 million

              Fund Category       Approximate Number    Dividend Frequency
              Global Stocks       of Holdings           At least annually
                                  65-105

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in equity securities of technology companies. The Fund must invest in at least three different countries, and may invest up to 50% of its assets in non-U.S. issuers, but under normal market conditions no more than 25% of its assets in issuers organized or headquartered in any one country outside the U.S., other than Japan. The Fund may also invest up to 20% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund currently intends to invest primarily in companies with market capitalizations greater than $500 million at the time of purchase, with no more than 15% of its assets in technology companies with market capitalizations below $100 million at the time of purchase. The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs).

            The portfolio managers define technology companies as those with revenues primarily generated by technology products and services. These include internet products and services, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology products, environmental services, chemical products and synthetic materials, and defense and aerospace products and services. The portfolio managers evaluate the fundamental value and prospects for growth of individual companies and focuses on those companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. Investments are not restricted to companies with a record of dividend payments. The S&P 500 Index and the Lipper Science & Technology Fund Index are the Fund's performance benchmarks. The portfolio managers base security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark. The Fund is "non-diversified," which means that it invests in a relatively small number of issuers.

            The portfolio managers develop forecasts of economic growth, inflation, and interest rates that they use to help identify those regions and individual countries that they believe are likely to offer the best investment opportunities. In addition to traditional research activities, the portfolio managers use Grassroots (SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

            In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk      . Sector Specific          . Currency Risk
              . Issuer Risk        Risk                     . Focused
              . Growth           . Technology Related Risk    Investment Risk
                Securities Risk  . IPO Risk                 . Leveraging Risk
              . Smaller          . Foreign (non-U.S.)       . Turnover Risk
                Company Risk       Investment Risk          . Credit Risk
              . Liquidity Risk   . Emerging Markets         . Management Risk
              . Derivatives Risk   Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

  Prospectus
38

--------------------------------------------------------------------------------
            The Fund reorganized on February 1, 2002 when shares of a Performance corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM Information Fund") were exchanged for shares of the Fund. The bar chart and an
            Average Annual Total Returns table below show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund's Class D shares (1/20/99), performance information shown in the bar chart
            (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund's
            Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by class D shares. The Fund's total expenses are expected to be higher than the DRCM Fund's historical total expenses. If the DRCM Fund had been subject to the Fund's higher expenses, the performance results shown would have been lower. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio managers as the Fund. The performance for the year 1999 benefited to a large extent from the result of investments in IPOs and market conditions during 1999. This performance may not be repeated in the future. Past performance is no guarantee of future results.


            Calendar Year Total Returns -- Class D


                                                          Highest and Lowest
96        26.10%                                          Quarter Returns
97        26.77%                                          (for periods shown
98        60.66%                                          in the bar chart)
99       182.53%                                          ----------------------
00       -14.60%                                          Highest (10/1/99-
01       -39.55%                                          12/31/99)      82.74%
                                                          ----------------------
                                                          Lowest (10/1/00-
                                                          12/31/00)     -34.54%

                                   [BAR CHART]
                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                        Fund inception
                                                        1 Year  5 Years (12/27/95)(/3/)
            ---------------------------------------------------------------------------
         Class D                                        -39.55%  24.33% 24.65%
            ---------------------------------------------------------------------------
         S&P 500 Index(/1/)                             -11.88%  10.70% 12.67%
            ---------------------------------------------------------------------------
         Lipper Science & Technology Fund Average(/2/)  -37.55%   9.36% 10.71%
            ---------------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Science & Technology Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in science and technology stocks. It does not take into account sales charges.
            (3) The Fund began operations on 12/27/95. Index comparisons begin on 12/27/95.


--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)
                                                     None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.95%      0.25%               0.55%           1.75%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.80% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

            Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                         Year 1               Year 3               Year 5               Year 10
            -----------------------------------------------------------------------------------
         Class D         $178                 $551                 $949                 $2,062
            -----------------------------------------------------------------------------------

                                          PIMCO Funds: Multi-Manager Series

            PIMCO RCM International Growth Equity Fund

--------------------------------------------------------------------------------
              Investment          Fund Focus            Approximate
Principal     Objective           Equity securities     Capitalization
Investments   Seeks long-term     of companies          Range
and           capital             worldwide             All capitalizations
Strategies    appreciation

              Fund Category       Approximate Number    Dividend Frequency
              International       of Holdings           At least annually
              Stocks              75-115

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in equity securities of non-U.S. companies. While the Fund invests in issuers located in at least ten different countries, the Fund may invest up to 65% of its assets in companies organized or headquartered in Japan, the United Kingdom or Germany, and up to 25% of its assets in companies organized or headquartered in any other country outside the U.S. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also invest up to 10% of its assets in U.S. companies. The Fund primarily invests in companies with market capitalizations in excess of $1 billion (as measured at the time of purchase). No more than 15% of the Fund's assets shall be invested in companies with market capitalizations below $100 million (as measured at the time of purchase). The Fund may also from time to time invest a significant portion of its assets in one or more sectors of the economy, including the financial sector.

             In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that it believes are likely to offer the best investment opportunities. In analyzing specific companies for possible investment, the portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The MSCI-EAFE Index and the MSCI-ACWI Index are the Fund's performance benchmarks. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmarks. The Fund is "non-diversified," which means that it invests in a relatively small number of issuers.

             In addition to traditional research activities, the portfolio management team uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .  Market Risk     .  Derivatives Risk        .  Focused
              .  Issuer Risk     .  Sector Specific Risk       Investment
              .  Growth          .  Foreign (non-              Risk
                 Securities Risk    U.S.) Investment        .  Leveraging
              .  Smaller            Risk                       Risk
                 Company Risk    .  Emerging Markets        .  Turnover
              .  Liquidity          Risk                       Risk
                 Risk            .  Currency Risk           .  Credit Risk
                                                            .  Management
                                                               Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance
Information The Fund reorganized on February 1, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund") were exchanged for shares of the Fund. The top of the next page shows summary performance information for the DRCM Fund in a bar chart and Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund's
  Prospectus
40

            Class D shares (3/10/99), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by class D shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Class D


                                                          Highest and Lowest
                                                          Quarter Returns
                                                          (for periods shown
                                                          in the bar chart)
                                                          ---------------------
                                                          Highest (10/1/99-
                                                          12/31/99)      41.21%
                                                          ---------------------
                                                          Lowest (1/1/01-
                                                          3/31/01)      -18.45%
                                [BAR CHART]
                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                  Fund inception
                                                  1 Year  5 Years (5/22/95)(/4/)
            --------------------------------------------------------------------
         Class D                                  -32.23%   1.17%  5.68%
            --------------------------------------------------------------------
         MSCI-EAFE Index(/1/)                     -21.20%   1.17%  2.79%
            --------------------------------------------------------------------
         MSCI-ACWI Ex-U.S. Index(/2/)             -19.50%   0.89%  2.89%
            --------------------------------------------------------------------
         Lipper International Funds Average(/3/)  -21.71%   1.94%  4.11%
            --------------------------------------------------------------------

            (1) The Morgan Stanley Capital International Europe Australasia
                Far East ("MSCI-EAFE") Index is a widely recognized, unmanaged index of issuers in the countries of Europe, Australia and the Far East. It is not possible to invest directly in the index.
            (2) The Morgan Stanley All Country World Free ("MSCI-ACWI") Ex-
                U.S. Index is a widely recognized, unmanaged index of issuers located in countries throughout the world, representing both developed and emerging markets, excluding the United States. It is not possible to invest directly in the index.
            (3) The Lipper International Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest their assets in securities with primary trading markets outside of the United States. It does not take into account sales charges.
            (4) The Fund began operations on 5/22/95.Index comparisons begin on 5/22/95.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.50%      0.25%               0.70%           1.45%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.95% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

            Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                         Year 1               Year 3               Year 5               Year 10
            -----------------------------------------------------------------------------------
         Class D         $148                 $459                 $792                 $1,735
            -----------------------------------------------------------------------------------

                                          PIMCO Funds: Multi-Manager Series

            PIMCO RCM Large-Cap Growth Fund

--------------------------------------------------------------------------------
Principal     Investment        Fund Focus              Approximate
Investments   Objective         Large                   Capitalization
and           Seeks long-term   capitalization          Range
Strategies    capital           equity securities       At least
              appreciation                              $3 billion

              Fund Category     Approximate Number      Dividend Frequency
              U.S. Stocks       of Holdings             At least annually
                                45-85

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in equity securities of U.S. companies with large market capitalizations. The Sub-Adviser defines "large capitalization" companies as those with market capitalizations of at least $3 billion (as measured at the time of purchase). The Fund may also invest 20% of its assets in foreign securities (but no more than 10% in any one country other than the U.S. or 10% in companies organized or headquartered in emerging market countries). The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

             In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The S&P 500 is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark.

             In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

             .  Market Risk       .  Sector Specific         .  Emerging
             .  Issuer Risk          Risk                       Markets Risk
             .  Growth Securities .  Foreign (non-U.S.)      .  Credit Risk
                Risk                 Investment Risk         .  Management
             .  Liquidity Risk    .  Currency Risk              Risk



            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The Fund reorganized on February 1, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
            Fund") were exchanged for shares of the Fund. The top of the next page shows summary performance information for the DRCM Fund in a bar chart and Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund's Class D shares (3/2/99), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by class D shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. Past performance is no guarantee of future results.

  Prospectus
42

            Calendar Year Total Returns -- Class D


                                                           Highest and Lowest
       -31.66%  43.97%  44.40%  -8.71%  -22.24%            Quarter Returns
         97       98      99      00      01               (for periods shown
                                                           in the bar chart)
                  Annual Return                            --------------------
                                                           Highest (10/1/98-
                                                           12/31/98______29.22%)
                                                           --------------------
                                                           Lowest (1/1/01-
                                                           3/31/01)_____-19.14%
                                  [BAR CHART]
                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                  Fund inception
                                          1 Year      5 Years     (12/31/96)(/3/)
            ---------------------------------------------------------------------
         Class D                          -22.24%     14.21%      14.21%
            ---------------------------------------------------------------------
         S&P 500 Index(/1/)               -11.88%     10.70%      10.70%
            ---------------------------------------------------------------------
         Lipper Large-Cap Growth Funds
          Average(/2/)                    -22.94%      8.15%       8.15%
            ---------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                           Distribution                                                      Net Fund
                  Advisory and/or Service    Other         Total Annual Fund  Expense        Operating
                  Fees     (12b-1) Fees(/1/) Expenses(/2/) Operating Expenses Reduction(/3/) Expenses(/3/)
            ----------------------------------------------------------------------------------------------
         Class D  0.45%    0.25%             0.50%         1.20%              0.20%          1.00%
            ----------------------------------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.
            (3) Net Expenses reflect the effect of a contractual agreement by PIMCO Advisors to waive, reduce or reimburse its Administrative Fee to the extent Total Annual Fund Operating Expenses exceed 1.00% for Class D shares until June 30, 2003.

            Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

                         Year 1               Year 3               Year 5               Year 10
            -----------------------------------------------------------------------------------
         Class D         $102                 $346                 $625                 $1,420
            -----------------------------------------------------------------------------------

            (1) The Examples are based on the Net Fund Operating Expenses shown above.
                                            PIMCO Funds: Multi-Manager Series

            PIMCO RCM Mid-Cap Fund

--------------------------------------------------------------------------------
Principal     Investment         Fund Focus             Approximate
Investments   Objective          Equity and equity-     Capitalization
and           Seeks long-term    related securities     Range
Strategies    capital            of U.S. companies      Up to $19.4 billion
              appreciation       with small and
                                 medium market
                                 capitalizations

              Fund Category      Approximate Number     Dividend Frequency
              U.S. Stocks        of Holdings            At least annually
                                 85-125

            The Fund seeks to achieve its investment objective by normally investing 65% of its assets (which includes cash) and at least 80% of its investments (which excludes cash) in equity and equity-related securities of small- to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Mid-Cap Growth Index, which ranged from $24 million to $15.7 billion as of December 31, 2001. Equity-related securities include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. The Fund may also invest up to 10% of its assets in foreign securities. The Fund may from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

             In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The S&P 500 is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark.

             In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return are:

              . Market Risk       . Liquidity Risk          . Currency Risk
              . Issuer Risk       . Sector Specific Risk    . Turnover Risk
              . Growth            . Foreign (non-U.S.)      . Credit Risk
                Securities          Investment Risk         . Management
                Risk              . Emerging Markets Risk     Risk
              . Smaller
                Company Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The Fund reorganized on February 1, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
            Fund") were exchanged for shares of the Fund. The top of the next page shows summary performance information for the DRCM Fund in a bar chart and Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund's Class D shares (12/29/00), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by class D shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. Past performance is no guarantee of future results.
  Prospectus
44

            Calendar Year Total Returns -- Class D

92         6.77%                                           Highest and Lowest
93        10.44%                                           Quarter Returns
94         0.50%                                           (for periods shown
95        34.21%                                           in the bar chart)
96        18.78%                                           ---------------------
97        17.21%                                           Highest (10/1/99-
98        14.78%                                           12/31/99______42.17%)
99        59.79%                                           ---------------------
00         0.99%                                           Lowest (1/1/01-
01       -25.23%                                           3/31/01______-25.23%)

                                  [BAR CHART]
                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                               Fund inception
                                      1 Year  5 Years 10 Years (11/6/79)(3)
            -----------------------------------------------------------------
         Class D                      -25.23%  10.17% 11.86%   17.47%
            -----------------------------------------------------------------
         Russell Mid-Cap Growth
          Index(/1/)                   -5.62%  11.40% 13.58%   15.59%
            -----------------------------------------------------------------
         Lipper Mid-Cap Growth Funds
          Average(/2/)                -21.17%   7.64%  9.88%   12.66%
            -----------------------------------------------------------------

            (1) The Russell Mid-Cap Growth Index is an unmanaged index that measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. It is not possible to invest directly in the index.
            (2) The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. It does not take into account sales charges.
            (3) The Fund began operations on 11/6/79. Index comparisons begin on 11/6/79.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                           Distribution                    Total Annual                  Net Fund
                  Advisory and/or Service    Other         Fund Operating Expense        Operating
                  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses       Reduction(/3/) Expenses(/3/)
            ------------------------------------------------------------------------------------------
         Class D  0.47%    0.25%             0.50%         1.22%          0.20%          1.02%
            ------------------------------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.
            (3) Net Expenses reflect the effect of a contractual agreement by PIMCO Advisors to waive, reduce or reimburse its Administrative Fee to the extent Total Annual Fund Operating Expenses exceed 1.02% for Class D shares until June 30, 2003.

            Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

                         Year 1               Year 3               Year 5               Year 10
            -----------------------------------------------------------------------------------
         Class D         $104                 $353                 $636                 $1,443
            -----------------------------------------------------------------------------------

            (1) The Examples are based on the Net Fund Operating Expenses shown above.

                                            PIMCO Funds: Multi-Manager Series

            PIMCO RCM Tax-Managed Growth Fund

--------------------------------------------------------------------------------
Principal     Investment          Fund Focus            Approximate
Investments   Objective           Equity                Capitalization
and           Seeks after-tax     securities of         Range
Strategies    growth of           U.S. companies        All
              capital                                   capitalizations

              Fund Category       Approximate           Dividend Frequency
              Enhanced Stocks     Number of             At least annually
                                  Holdings
                                  25-65
            The Fund attempts to enhance the after-tax returns of shareholders by investing in a broadly diversified portfolio of equity securities of U.S. companies. The Fund invests in companies of all capitalizations, ranging from larger well-established companies to smaller emerging-growth companies. The Fund may invest up to 20% of its assets in companies with market capitalizations below $500 million (as measured at the time of purchase). The Fund may also invest up to 25% of its assets in foreign securities (but no more than 10% in any one country other than the U.S.) and up to 5% of its assets in companies located in emerging market countries. The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

             To maximize after-tax returns, the Fund may use certain
            investment techniques designed to reduce capital gains distributions to shareholders. These techniques may include, among others, holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and selling securities that have declined in value to offset past or future gains realized on the sale of other securities. These techniques will not completely eliminate taxable distributions by the Fund. In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The S&P 500 is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark.

             In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

            .   Market Risk     .   Liquidity Risk       .  Currency
            .   Issuer Risk     .   Derivatives Risk        Risk
            .   Growth          .   Foreign non-U.S.     .  Sector
                Securities Risk     Investment Risk         Specific Risk
            .   Smaller         .   Emerging Markets     .  Leveraging
                Company Risk        Risk                    Risk
                                                         .  Management
                                                            Risk
            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The Fund reorganized on February 1, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
            Fund") were exchanged for shares of the Fund. The top of the next page shows summary performance information for the DRCM Fund in a bar chart and Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund's Class D shares (2/12/99), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by class D shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. Past performance is no guarantee of future results.
  Prospectus
46

            Calendar Year Total Returns -- Class D


99      52.00%                                             Highest and Lowest
00      -8.09%                                             Quarter Returns
01     -21.62%                                             (for periods shown
                                                           in the bar chart)
                                                           --------------------
                                                           Highest (10/1/99-
                                                           12/31/99)     31.86%
                                                           --------------------
                                                           Lowest (1/1/01-
                                                           3/31/01)     -18.20%


                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                 Fund Inception
                                                     1 Year      (12/30/98)(/3/)
            --------------------------------------------------------------------
         Class D                                     -21.62%      3.07%
            --------------------------------------------------------------------
         S&P 500 Index(/1/)                          -11.88%     -1.03%
            --------------------------------------------------------------------
         Lipper Large-Cap Growth Funds Average(/2/)  -22.94%     -3.82%
            --------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 12/30/98. Index comparisons begin on 12/30/98.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your
            investment)                                None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.60%      0.25%               0.50%           1.35%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

            Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                          Year 1               Year 3               Year 5               Year 10
            ------------------------------------------------------------------------------------
          Class D         $137                 $428                 $739                 $1,624
            ------------------------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series

            PIMCO Renaissance Fund

--------------------------------------------------------------------------------
Principal     Investment        Fund Focus          Approximate Capitalization
Investments   Objective         Undervalued         Range
and           Seeks long-term   stocks with         All capitalizations
Strategies    growth of         improving
              capital and       business
              income            fundamentals

              Fund Category     Approximate Number  Dividend Frequency
              Value Stocks      of Holdings         At least annually
                                50-80

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at the time of investment, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) stocks.

             The portfolio manager selects stocks for the Fund using a "value"
            style. The portfolio manager invests primarily in common stocks of companies having below-average valuations whose business fundamentals, such as market share, strength of management and competitive position, are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company's business fundamentals are weakening or when the stock's valuation has become excessive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs).

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal Risks
            Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

              . Market Risk       . Foreign Investment Risk . Credit Risk
              . Issuer Risk       . Currency Risk           . Management Risk
              . Value Securities
                Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund's Class D shares (4/8/98), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund's Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect that there are no sales charges (loads) and lower distribution and/or service (12b-1) fees paid by Class D shares. Prior to May 7, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

48Prospectus

            Calendar Year Total Returns -- Class D


      92    8.58%                                          Highest and Lowest
      93   22.13%                                          Quarter Returns
      94   -4.34%                                          (for periods shown
      95   28.55%                                          in the bar chart)
      96   25.32%                                          --------------------
      97   35.89%                                          Highest (10/1/01-
      98   11.66%                                          12/31/01)     21.18%
      99    9.90%                                          --------------------
      00   37.81%                                          Lowest (7/1/98-
      01   19.41%                                          9/30/98)     -16.60%

                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                Fund Inception
                                       1 Year  5 Years 10 Years (4/18/88)(/3/)
            ------------------------------------------------------------------
         Class D                       19.41%  22.37%  18.82%   15.99%
            ------------------------------------------------------------------
         Russell Mid-Cap Value
          Index(/1/)                    2.33%  11.46%  14.41%   13.93%
            ------------------------------------------------------------------
         Lipper Multi-Cap Value Funds
          Average(/2/)                  -1.78% 10.51%  13.28%   12.75%
            ------------------------------------------------------------------

            (1) The Russell Mid-Cap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index.
            (2) The Lipper Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
            (3) The Fund began operations on 4/18/88. Index comparisons begin on 4/30/88.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.60%      0.25%               0.40%           1.25%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment
                Company Act of 1940. Up to 0.25% per year of the total
                Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see
                "Management of the Funds-- Administrative Fees" for details.
                The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD").
                To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

            Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The
            Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                   Year 1     Year 3              Year 5          Year 10
            --------------------------------------------------------------------
         Class D   $127       $397                $686            $1,511
            --------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series 49

            PIMCO Select Growth Fund

--------------------------------------------------------------------------------
Principal     Investment          Fund Focus              Approximate
Investments   Objective           Larger                  Capitalization
and           Seeks long-term     capitalization          Range
Strategies    growth of           common stocks           At least
              capital; income                             $10 billion
              is an incidental
              consideration

              Fund Category       Approximate Number      Dividend Frequency
              Growth Stocks       of Holdings             At least annually
                                  15-25





            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of at least $10 billion at the time of investment. The Fund normally invests in the securities of 15 to 25 issuers.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive. The Fund is "non-diversified," which means that it invests in a relatively small number of issuers.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal Risks
            Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

                . Market Risk          . Focused Investment   . Currency Risk
                                         Risk
                . Issuer Risk          . Growth Securities    . Credit Risk
                                         Risk
                . Technology Related   . Foreign Investment   . Management Risk
                  Risk                   Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund's Class D shares (3/31/00), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges and distribution and/or service (12b-1) fees paid by Class D shares.
            The performance information on the next page for periods prior to April 1, 2000, reflects the Fund's advisory fee rate in effect prior to that date (0.57% per annum); these results would have been lower had the Fund's current advisory fee rate (0.60% per annum) then been in effect. Prior to July 1, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on April 1, 2000; the performance results shown on the next page would not necessarily have been achieved had the Fund's current objective and policies then been in effect. Past performance is no guarantee of future results.


50Prospectus

            Calendar Year Total Returns -- Class D


     95  27.45%                            Highest and Lowest Quarter Returns
     96  17.49%                            (for periods shown in the bar chart)
     97  24.82%                            -------------------------------------
     98  40.51%                            Highest (10/1/98-12/31/98)     24.79%
     99  23.78%                            -------------------------------------
     00  -8.28%                            Lowest (1/1/01-3/31/01)     -24.76%
     01 -32.89%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                     Fund Inception
                                                     1 Year  5 Years (12/28/94)(/3/)
            ------------------------------------------------------------------------
         Class D                                     -32.89%  5.97%  10.42%
            ------------------------------------------------------------------------
         S&P 500 Index(/1/)                          -11.87% 10.70%  15.92%
            ------------------------------------------------------------------------
         Lipper Large-Cap Growth Funds Average(/2/)  -22.94%  8.15%  12.76%
            ------------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.

--------------------------------------------------------------------------------
Fees and
Expenses    These tables describe the fees and expenses you may pay if you buy
of the      and hold Class D shares of the Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.60%      0.25%               0.40%           1.25%
            --------------------------------------------------------------------
            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the
                requirements set forth in Rule 12b-1 under the Investment
                Company Act of 1940. Up to 0.25% per year of the total
                Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25%
                authorized under the plan is paid under the plan. Please see
                "Management of the Funds--Administrative Fees" for details.
                The Fund intends to treat any fees paid under the plan as
                "service fees" for purposes of applicable rules of the
                National Association of Securities Dealers, Inc. (the "NASD").
                To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic
                equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

            Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The
            Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                   Year 1     Year 3              Year 5          Year 10
            --------------------------------------------------------------------
         Class D   $127       $397                $686            $1,511
            --------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series 51

            PIMCO Select International Fund

--------------------------------------------------------------------------------
Principal     Investment           Fund                   Approximate
Investments   Objective            Focus                  Capitalization
and           Seeks capital        Common stocks of       Range
Strategies    appreciation         non-U.S. issuers       More than $1
                                                          billion
              Fund                 Approximate Number
              Category             of Holdings            Dividend
              International        70-100 (see below)     Frequency
              Stocks                                      At least
                                                          annually

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in an international portfolio of common stocks and other equity securities of companies located outside of the United States. Although the Fund normally invests in issuers from at least five different countries, it may at times invest in fewer than five countries, or even a single country. The Fund typically invests in approximately 70 to 100 stocks, although in connection with its May 2001 acquisition of the PIMCO International Fund the Fund expects to invest in up to 250 stocks until at least the second quarter of 2002. Although the Fund invests primarily in developed market countries, it may also invest in developing, or "emerging," markets. The Fund has no other limits on geographic asset distribution and may invest in any foreign securities market in the world. The Fund may also invest in securities of foreign issuers traded on U.S. securities markets, but will normally not invest in U.S. issuers. The Fund invests most of its assets in foreign securities which trade in currencies other than the U.S. dollar and may invest directly in foreign currencies.

             The portfolio manager selects securities for the Fund using a research-driven "bottom-up" approach that seeks to utilize the Sub-Adviser's global research capabilities to identify companies with above-average long-term growth prospects and attractive valuations and that possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The portfolio manager seeks to select those stocks with the best long-term performance expectations, using a broad range of company fundamentals, such as long-term growth prospects, price-to-earnings ratios and other valuation measures, dividend and profit growth, balance sheet strength and return on assets. The portfolio managers sell stocks in order to adjust or rebalance the Fund's portfolio and to replace companies with weakening fundamentals.

             The Fund may invest a portion of its assets in the securities of small and medium capitalization companies. The Fund may utilize foreign currency exchange contracts and derivative instruments (such as stock index futures contracts), primarily for portfolio management and hedging purposes. The Fund may to a limited degree invest in equity securities other than common stocks (such as equity-linked securities, preferred stocks and convertible securities) and may invest up to 10% of its assets in other investment companies. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in foreign and domestic fixed income securities and in equity securities of U.S. issuers. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           .  Foreign      .  Growth Securities Risk .  Focused Investment Risk
              Investment
              Risk
           .  Emerging     .  Value Securities Risk  .  Leveraging Risk
              Market Risk
           .  Currency     .  Smaller Company Risk   .  Credit Risk
              Risk
           .  Market Risk  .  Liquidity Risk         .  Management Risk
           .  Issuer Risk  .  Derivatives Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund's Class D shares (10/30/00), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges and distribution and/or service (12b-1) fees paid by Class D shares.

52Prospectus

            The performance information for periods prior to May 8, 2000, reflects the Fund's advisory fee rate in effect prior to that date (0.85% per annum), which is higher than the current rate (0.75% per annum). Prior to November 1, 2000, the Fund had different sub-advisers and would not necessarily have achieved the performance results shown on this page under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on November 1, 2000; the performance results shown would not necessarily have been achieved had the Fund's current objective and policies then been in effect. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Class D


                                             Highest and Lowest Quarter Returns
                                            (for periods shown in the bar chart)
                 [GRAPHIC]                 -------------------------------------
       38.86%  108.92%  26.47%  29.13%     Highest (10/1/99-12/31/99)     46.97%
         98       99      00     01        -------------------------------------
                                           Lowest (7/1/98-9/30/98)       -17.87%


                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                  Fund Inception
                                                    1 Year        (12/31/97)(/3/)
            ---------------------------------------------------------------------
         Class D                                    -29.13%       10.88%
            ---------------------------------------------------------------------
         MSCI EAFE Index(/1/)                       -21.21%        0.95%
            ---------------------------------------------------------------------
         Lipper International Fund Average(/2/)     -21.71%        1.18%
            ---------------------------------------------------------------------

            (1) The Morgan Stanley Capital International EAFE (Europe,
                Australasia, Far East) ("MSCI EAFE") Index is a widely recognized, unmanaged index of issuers in countries of Europe, Australia and the Far East. It is not possible to invest directly in the index.
            (2) The Lipper International Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest their assets in securities whose primary trading markets are outside of the United States. It does not take into account sales charges.
            (3) The Fund began operations on 12/31/97. Index comparisons begin on 12/31/97.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.75%      0.25%               0.81%           1.81%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment
                Company Act of 1940. Up to 0.25% per year of the total
                Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.95% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see
                "Management of the Funds--Administrative Fees" for details.
                The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD").
                To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflects the portion of the Administrative Fee paid by the class that its not reflected under Distribution and/or Service (12b-1) Fees and 0.11% in other expenses attributable to the class during the most recent fiscal year.

            Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The
            Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                   Year 1     Year 3              Year 5          Year 10
            --------------------------------------------------------------------
         Class D   $184       $569                $980            $2,127
            --------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series

            PIMCO Small-Cap Value Fund

--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Undervalued smaller    Capitalization
and           Seeks long-term      capitalization         Range Between
Strategies    growth of            common stocks          $100 million and
              capital and                                 $1.5 billion
              income

              Fund                 Approximate Number     Dividend Frequency
              Category             of Holdings            At least annually
              Value Stocks         100

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of between $100 million and $1.5 billion at the time of investment and below-average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (or dividend-paying) common stocks.

             The Fund's initial selection universe consists of approximately
            4,500 stocks of companies within the Fund's capitalization range. The portfolio managers screen this universe to identify approximately 500 undervalued stocks representing approximately 160 industry groups. This screening process is based on a number of valuation factors, including P/E ratios (calculated both with respect to trailing operating earnings and forward earnings estimates) and price-to-sales, price-to-book value, and price-to-cash flow ratios. These factors are considered both on a relative basis (compared to other stocks in the same industry group) and on an absolute basis (compared to the overall market).

             From this narrowed universe, the portfolio managers select approximately 100 stocks for the Fund, each of which has close to equal weighting in the portfolio. They select stocks based on a quantitative analysis of factors including price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts' earnings-per-share estimates and revisions to those estimates), relative dividend yields and trading liquidity. The portfolio is also structured to have a maximum weighting of no more than 10% in any one industry. The portfolio managers may replace a stock if its market capitalization becomes excessive, if its valuation exceeds the average valuation of stocks represented in the S&P 500 Index, or when a stock within the same industry group has a considerably lower valuation than the Fund's current holding.

             Under normal circumstances, the Fund intends to be fully invested in common stocks (aside from certain cash management practices). The Fund may temporarily hold up to 10% of its assets in cash and cash equivalents for defensive purposes in response to unfavorable market and other conditions. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           . Market Risk            .Smaller Company Risk    .Credit Risk
           . Issuer Risk            .Liquidity Risk          .Management Risk
           . Value Securities Risk  .Focused Investment Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right and the Average Annual Total Returns table show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. This is because Class D shares have not been outstanding for a full calendar year. Although Class D and Institutional Class shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class D performance would be lower than Institutional Class performance because of the higher expenses paid by Class D shares. The Average Annual Total Returns table shows estimated historical performance for Class D shares. The estimated Class D performance is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class D shares. Past performance is no guarantee of future results.

54Prospectus

            Calendar Year Total Returns -- Instituional Class

            92  18.74%                                      Highest and Lowest
            93  13.84%                                      Quarter Returns
            94  -3.69%                                      (for periods shown
            95  25.47%                                      in the bar chart)
            96  27.72%                                      -------------------
            97  35.02%                                      Highest (4/1/99-
            98  -9.16%                                      6/30/99)     16.39%
            99  -6.40%                                      -------------------
            00  21.65%                                      Lowest (7/1/98-
            01  19.12%                                      9/30/98)    -18.61%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                Fund Inception
                                       1 Year  5 Years 10 Years (10/1/91)(/3/)
            ------------------------------------------------------------------
         Institutional Class           19.12%  10.72%  13.25%   13.57%
            ------------------------------------------------------------------
         Class D                       18.65%  10.28%  12.80%   13.11%
            ------------------------------------------------------------------
         Russell 2000 Index(/1/)         2.49%  7.52%  11.51%   11.82%
            ------------------------------------------------------------------
         Lipper Small-Cap Value Funds
          Average(/2/)                 16.39%  11.45%  13.39%   13.55%
            ------------------------------------------------------------------

            (1) The Russell 2000 Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stock. It is not possible to invest directly in the index.
            (2) The Lipper Small-Cap Value Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. It does not take into account sales charges.
            (3) The Fund began operations on 10/01/91. Index comparisons begin on 9/30/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.60%      0.25%               0.40%           1.25%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment
                Company Act of 1940. Up to 0.25% per year of the total
                Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see
                "Management of the Funds-- Administrative Fees" for details.
                The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD").
                To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

            Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The
            Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                   Year 1     Year 3              Year 5          Year 10
            --------------------------------------------------------------------
         Class D   $127       $397                $686            $1,511
            --------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series

            PIMCO Target Fund

-------------------------------------------------------------------------------
Principal     Investment          Fund Focus            Approximate
Investments   Objective           Medium                Capitalization
and           Seeks capital       capitalization        Range
Strategies    appreciation; no    common stocks         Between $1 billion
              consideration is                          and $10 billion
              given to income

              Fund Category       Approximate           Dividend
              Growth Stocks       Number of             Frequency
                                  Holdings              At least annually
                                  40-60

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

             The portfolio managers select stocks for the Fund using a
            "growth" style. The portfolio managers seek to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio managers believe that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

-------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk          . Liquidity Risk         . Focused
              . Issuer Risk          . Foreign Investment       Investment Risk
              . Growth Securities      Risk                   . Credit Risk
                Risk                 . Currency Risk          . Management
              . Smaller Company Risk . Technology Related       Risk
                                       Risk


            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

-------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund's Class D shares (6/12/00), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund's Class A shares, which are offered in a different prospectus. The prior Class A performance has been adjusted to reflect that there are no sales charges (loads) paid by Class D shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

  Prospectus
56

            Calendar Year Total Returns -- Class D


           [GRAPHIC]                       Highest and Lowest Quarter Returns
  93  25.51%     98   24.15%                (for periods shown in the bar chart)
  94   3.86%     99   66.25%               -------------------------------------
  95  31.24%     00    9.64%               Highest (10/1/99-12/31/99)     53.05%
  96  16.62%     01  -28.64%               -------------------------------------
  97  16.37%                               Lowest (7/1/01-9/30/01)       -27.05%

                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                  Fund Inception
                                          1 Year      5 Years     (12/17/92)(/3/)
            ---------------------------------------------------------------------
         Class D                          -28.64%     13.45%      15.88%
            ---------------------------------------------------------------------
         S&P Mid-Cap 400 Index(/1/)        -0.62%     16.11%      15.36%
            ---------------------------------------------------------------------
         Lipper Multi-Cap Growth Funds
          Average(/2/)                    -26.06%      8.61%      11.46%
            ---------------------------------------------------------------------

            (1) The S&P Mid-Cap 400 Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
            (3) The Fund began operations on 12/17/92. Index comparisons begin on 12/31/92.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.55%      0.25%               0.40%           1.20%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment
                Company Act of 1940. Up to 0.25% per year of the total
                Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see
                "Management of the Funds-- Administrative Fees" for details.
                The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD").
                To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

            Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The
            Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                   Year 1     Year 3              Year 5          Year 10
            --------------------------------------------------------------------
         Class D   $122       $381                $660            $1,455
            --------------------------------------------------------------------

                                           PIMCO Funds: Multi-Manager Series  57

            PIMCO Tax-Efficient Equity Fund

--------------------------------------------------------------------------------

Principal     Investment           Fund Focus                   Approximate Capitalization Range
Investments   Objective            A portion of the             More than $5 billion
and           Seeks maximum        common stocks
Strategies    after-tax            represented in the
              growth of            S&P 500 Index
              capital

              Fund                 Approximate Number of        Dividend Frequency
              Category             Holdings                     At least annually
              Enhanced Index       More than 200


            The Fund attempts to provide a total return which exceeds the return of the S&P 500 Index by investing in a broadly diversified portfolio of at least 200 common stocks. The Fund also attempts to achieve higher after-tax returns for its shareholders by using a variety of tax-efficient management strategies.

             The Fund seeks to achieve its investment objective by normally investing at least 95% of its assets in stocks represented in the S&P 500 Index. The Fund's portfolio is designed to have certain characteristics that are similar to those of the index, including such measures as dividend yield, P/E ratio, relative volatility, economic sector exposure, return on equity and market price-to-book value ratio. The Fund's return is intended to correlate highly with the return of the S&P 500 Index, but the portfolio managers attempt to produce a higher total return than the index by selecting a portion of the stocks represented in the index using the quantitative techniques described below. The portfolio managers also use these techniques to make sell decisions. Notwithstanding these strategies, there is no assurance that the Fund's investment performance will equal or exceed that of the S&P 500 Index.

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

             Quantitative Techniques. The portfolio managers use a proprietary quantitative model that identifies companies and industries that they believe have long-term (5 to 10 years) price appreciation potential. They analyze stock-specific factors, such as growth of sustainable earnings, as well as long-term strategic, demographic and technological factors. The Fund overweights securities the portfolio managers believe are attractive and underweights securities believed to be less attractive. Because of the portfolio managers' long-term view, the relative attractiveness of securities may change more slowly than would be the case if the portfolio managers had a shorter-term perspective.

             Tax-Efficient Strategies. The portfolio managers utilize a range of active tax management strategies designed to minimize the Fund's taxable distributions, including low portfolio turnover and favoring investments in low-dividend, growth-oriented companies. The portfolio managers also identify specific shares of stock to be sold that have the lowest tax cost. When prudent, stocks are also sold to realize capital losses in order to offset realized capital gains. In limited circumstances, the Fund may also distribute appreciated securities to shareholders to meet redemption requests so as to avoid realizing capital gains. Despite the use of these tax-efficient strategies, the Fund may realize gains and shareholders will incur tax liability from time to time.

--------------------------------------------------------------------------------
Principal Risks
            Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

              . Market Risk          . Growth Securities      . Credit Risk
              . Issuer Risk            Risk                   . Management Risk
              . Value Securities     . Leveraging Risk
                Risk                 . Focused Investment
                                       Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Past performance is no guarantee of future results.

58Prospectus

            Calendar Year Total Returns -- Class D


                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
           -17.19%  -9.64%  -12.74%                        --------------------
              99      00       01                          Highest (10/1/99-
                                                           12/31/99)     14.90%
               Annual Return                               --------------------
                                                           Lowest (7/1/01-
                                                           9/30/01)     -15.31%


                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                 Fund Inception
                                                     1 Year      (7/10/98)(/3/)
            -------------------------------------------------------------------
         Class D                                     -12.74%     -0.78%
            -------------------------------------------------------------------
         S&P 500 Index(/1/)                          -11.87%      1.65%
            -------------------------------------------------------------------
         Lipper Large-Cap Core Funds Average(/2/)    -13.77%      0.60%
            -------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 7/10/98. Index comparisons begin on 6/30/98.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.45%      0.25%               0.40%           1.10%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment
                Company Act of 1940. Up to 0.25% per year of the total
                Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see
                "Management of the Funds--Administrative Fees" for details.
                The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD").
                To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

            Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The
            Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                   Year 1     Year 3              Year 5          Year 10
            --------------------------------------------------------------------
         Class D   $112       $350                $606            $1,340
            --------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series 59

            PIMCO Value Fund

--------------------------------------------------------------------------------

Principal     Investment Objective Fund Focus             Approximate Capitalization Range
Investments   Seeks long-term      Undervalued larger     More than $5 billion
and           growth of            capitalization
Strategies    capital and          stocks with improving
              income               business
                                   fundamentals

              Fund Category        Approximate Number of  Dividend Frequency
                                   Holdings               At least annually

              Value Stocks         35-50

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

             The portfolio manager selects stocks for the Fund using a "value"
            style. The portfolio manager invests primarily in stocks of companies having below-average valuations whose business fundamentals are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company's business fundamentals are weakening or when the stock's valuation has become excessive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal Risks
            Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

              . Market Risk        . Foreign Investment     . Credit Risk
              . Issuer Risk          Risk                   . Management Risk
              . Value Securities   . Currency Risk
                Risk               . Focused Investment
                                     Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund's Class D shares (4/8/98), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class D shares. Prior to May 8, 2000, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements.
            Past performance is no guarantee of future results.

60Prospectus

            Calendar Year Total Returns --  Class D


92    -12.70%                                               Highest and Lowest
93     15.95%                                               Quarter Returns
94     -4.45%                                               (for periods shown
95     38.37%                                               in the bar chart)
96     19.87%                                               --------------------
97     25.71%                                               Highest (4/1/99-
98      9.86%                                               6/30/99)      17.76%
99      3.88%                                               --------------------
00     30.66%                                               Lowest (7/1/98-
01     15.23%                                               9/30/98)     -13.27%



                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                Fund Inception
                                        1 Year 5 Years 10 Years (12/30/91)(/3/)
            -------------------------------------------------------------------
         Class D                        15.23% 16.65%  16.16%   16.24%
            -------------------------------------------------------------------
         Russell 1000 Value Index(/1/)  -5.59% 11.13%  14.13%   14.13%
            -------------------------------------------------------------------
         Lipper Multi-Cap Value Funds
          Average(/2/)                  -1.78% 10.51%  13.28%   13.28%
            -------------------------------------------------------------------

            (1) The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index.
            (2) The Lipper Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges, without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
            (3) The Fund began operations on 12/30/91. Fund comparisons begin on 12/31/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.45%      0.25%               0.40%           1.10%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment
                Company Act of 1940. Up to 0.25% per year of the total
                Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see
                "Management of the Funds--Administrative Fees" for details.
                The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD").
                To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

            Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The
            Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                   Year 1     Year 3              Year 5          Year 10
            --------------------------------------------------------------------
         Class D   $112       $350                $606            $1,340
            --------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series 61

            Summary of Principal Risks

            The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on investments in each of the Funds.

Market      The market price of securities owned by a Fund may go up or down,
Risk        sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may decline for a number of reasons which
Risk        directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Value       Each Fund may invest in companies that may not be expected to
Securities  experience significant earnings growth, but whose securities its
Risk        portfolio manager believes are selling at a price lower than their true value. The Capital Appreciation, Equity Income, Growth &
            Income, Mid-Cap, Renaissance, Select International, Small-Cap
            Value, Tax-Efficient Equity and Value Funds may place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth
Securities  Each Fund may invest in equity securities of companies that its
Risk portfolio manager or portfolio management team believes will experience relatively rapid earnings growth. The Capital Appreciation, Global Innovation, Growth, Growth & Income, Healthcare Innovation, Innovation, Mid-Cap, Opportunity, RCM Biotechnology, RCM Emerging Markets, RCM Europe, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology, RCM International Growth Equity, RCM Large-Cap Growth, RCM Mid-Cap, RCM Tax-Managed Growth, Select Growth, Select International, Target and Tax-Efficient Equity Funds may place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller
Company
Risk
            The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. The Global Innovation, Healthcare Innovation, Innovation, Opportunity, RCM Biotechnology, RCM Emerging Markets, RCM

62Prospectus

            Europe, RCM Global Equity, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology, RCM International Growth Equity, RCM Tax-Managed Growth and Small-Cap Value Funds generally have substantial exposure to this risk. The Growth & Income, Mid-Cap, RCM Mid-Cap, Select International and Target Funds have significant exposure to this risk because they invest primarily in companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies.

IPO Risk The Funds, particularly the Global Innovation, Healthcare Innovation, Innovation, RCM Biotechnology and RCM Global Technology Funds, may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Liquidity   All of the Funds are subject to liquidity risk. Liquidity risk
Risk        exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives All Funds except the Capital Appreciation, Mid-Cap, RCM Mid-Cap
Risk and Small-Cap Value Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector      In addition to other risks, Funds that invest a substantial
Specific    portion of their assets in related industries (or "sectors") may
Risks       have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.
            Financial Sector Related Risk. Because the RCM Europe, RCM Global
            Equity and RCM International Growth Equity Funds may from time to time invest a significant percentage of their assets in financial sector securities, factors that affect the financial sector may have a greater effect on those Funds than they would on a Fund that is more diversified among a number of unrelated industries.
            Examples of these factors could include extensive government regulation, availability and cost of capital funds, changes in interest rates and price competition.
            Healthcare Related Risk. The Healthcare Innovation and RCM Global
            Heathcare Funds concentrate their investments in the healthcare industry. Therefore, they are subject to risks particular to that

                                            PIMCO Funds: Multi-Manager Series 63
            industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process. Other funds, such as the RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds may make significant investments in the healthcare industry and may also be subject to these risks.
            Technology Related Risk. Because the Global Innovation and Innovation Funds concentrate their investments in companies which utilize innovative technologies, and the RCM Global Technology concentrates its investments in the technology industry, they are subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories. Other Funds, such as the RCM Global Small-Cap, RCM Large-Cap Growth , RCM Mid-Cap and RCM Tax-Managed Growth Funds, may also be subject to these risks to the extent they invest their assets in technology or technology-related companies.
            Biotechnology Related Risk. Because the RCM Biotechnology Fund concentrates its investments in the biotechnology industry, it is subject to risks particular to that industry, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories. Other Funds may also be subject to these risks to the extent they invest their assets in biotechnology companies.

Foreign     A Fund that invests in foreign securities, and particularly the
(non-       Global Innovation, RCM Emerging Markets, RCM Europe, RCM Global
U.S.)       Equity, RCM Global Healthcare, RCM Global Small-Cap, RCM Global
Investment  Technology, RCM International Growth Equity and Select
Risk        International Funds, may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S.
            issuers or securities that trade exclusively in U.S. markets. The
            RCM Biotechnology, RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-
            Managed Growth Funds may also invest their assets in foreign securities, although such investments are not currently a principal investment technique for these Funds. However, if foreign securities present attractive investment opportunities, any one of these Funds may increase their percentage of assets in foreign securities, subject to applicable limits. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S.
            issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
            standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund, such as the Global
            Innovation, RCM Emerging Markets, RCM Europe, RCM Global Equity,
            RCM Global Healthcare, RCM Global Small-Cap, RCM Global
            Technology, RCM International Growth Equity or Select
            International Fund, invests a significant portion of its assets in a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Adverse developments in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund's investment in foreign securities.
            EMU Countries Risk. Certain Funds, particularly the RCM Europe
            Fund, will invest in companies located in both EMU and non-EMU
            European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU's objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as twelve separate nations adjust to the reduction in flexibility, independence and sovereignty that the EMU requires.
            High unemployment and a sense of "deculteralization" within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging
Markets
Risk
            Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market,

64Prospectus
            credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The RCM Emerging Markets Fund normally invests most of its assets in emerging market securities and is particularly sensitive to these risks. The Global Innovation, RCM Biotechnology, RCM Global Equity, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology, RCM International Growth Equity, RCM Large-Cap Growth and Select International Funds may invest a significant portion of their assets in emerging market securities. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under "Foreign (non-U.S.) Investment Risk") are generally more pronounced with respect to investments in emerging market countries.

Currency    Funds that invest directly in foreign currencies and in securities
Risk        that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Global Innovation, RCM Biotechnology,
            RCM Emerging Markets, RCM Europe, RCM Global Equity, RCM Global
            Healthcare, RCM Global Small-Cap, RCM Global Technology, RCM
            International Growth Equity and Select International Funds are particularly sensitive to Currency Risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused     Focusing Fund investments in a small number of issuers, industries
Investment  or foreign currencies or regions increases risk. Funds, such as
Risk        the RCM Biotechnology, RCM Europe, RCM Global Healthcare, RCM
            Global Technology, RCM International Growth Equity and Select
            Growth Funds, that are "non-diversified" because they invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value. Some of those issuers also may present substantial credit or other risks.
            The Global Innovation, RCM Emerging Markets, RCM Europe, RCM
            Global Equity, RCM Global Small-Cap and Select International Funds may be subject to increased risk to the extent that they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in these areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments. Similarly, the Global Innovation and Innovation Funds are vulnerable to events affecting companies which use innovative technologies to gain a strategic, competitive advantage in their industry and companies that provide and service those technologies because these Funds normally "concentrate" their investments in those companies. The Healthcare Innovation Fund is vulnerable to events affecting companies in the healthcare industry because this Fund normally "concentrates" its investments in those companies.
            Similarly, the RCM Biotechnology, RCM Global Technology and RCM
            Global Healthcare Funds are vulnerable to events affecting, respectively, biotechnology companies, technology companies and companies in the healthcare industry because these Funds normally
            "concentrate" their investments in such companies. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as "technology" or "financial and business services," which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Leveraging  Leverage, including borrowing, will cause the value of a Fund's
Risk        shares to be more volatile than if the Fund did not use leverage.
            This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The Funds, and in particular the Global Innovation and Tax-Efficient Equity Funds, may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.
                                            PIMCO Funds: Multi-Manager Series

Interest    To the extent that Funds purchase fixed income securities for
Rate Risk   investment or defensive purposes, they will be subject to interest rate risk, a market risk relating to investments in fixed income securities such as bonds and notes. The Growth & Income Fund is particularly sensitive to this risk because it may invest in interest rate sensitive securities such as corporate bonds.

             As interest rates rise, the value of fixed income securities in a
            Fund's portfolio is likely to decrease. Securities with longer "durations" (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. Generally, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

Turnover    A change in the securities held by a Fund is known as "portfolio
Risk        turnover." Certain of the Funds, specifically the RCM
            Biotechnology, RCM Emerging Markets, RCM Europe, RCM Global
            Equity, RCM Global Healthcare, RCM Global Small-Cap, RCM Global
            Technology, RCM International Growth Equity and RCM Mid-Cap Funds are particularly susceptible to this risk. High portfolio turnover
            (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund's after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance.

Credit      All of the Funds are subject to credit risk. This is the risk that
Risk        the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

High        Funds that invest in high yield securities and unrated securities
Yield       of similar quality (commonly known as "junk bonds") may be subject
Risk        to greater levels of interest rate, credit and liquidity risk than
            Funds that do not invest in such securities. The Growth & Income
            Fund, RCM Global Equity and RCM Emerging Markets Funds are particularly susceptible to this risk. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund's ability to sell them (liquidity risk).

Management
Risk Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO Advisors, the Sub-Advisers and each individual portfolio manager and/or portfolio management team will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.
  Prospectus
66

            Management of the Funds

Investment  PIMCO Advisors serves as the investment adviser and the
Adviser     administrator (serving in its capacity as administrator, the
and Ad-     "Administrator") for the Funds. Subject to the supervision of the ministrator Board of Trustees, PIMCO Advisors is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds' business affairs and other administrative matters.

             PIMCO Advisors is located at 888 San Clemente Drive, Newport
            Beach, California 92660. Organized in 1987, PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2001, PIMCO Advisors and its advisory affiliates had approximately $361 billion in assets under management.

             PIMCO Advisors has retained investment management firms ("Sub-
            Advisers") to manage the Funds' investments. See "Sub-Advisers" below.

             PIMCO Advisors has retained its affiliate, Pacific Investment
            Management Company LLC ("Pacific Investment Management Company"), to provide various administrative and other services required by the Funds in its capacity as sub-administrator. PIMCO Advisors and the sub-administrator may retain other affiliates to provide certain of these services.

             During December 2001, PIMCO Advisors L.P. changed its name to
            Allianz Dresdner Asset Management of America L.P. Allianz Dresdner Asset Management of America L.P. serves as the Funds' investment adviser through its PIMCO Advisors division and, acting in such capacity, is referred to as PIMCO Advisors.

Advisory    Each Fund pays PIMCO Advisors fees in return for providing or
Fees        arranging for the provision of investment advisory services. In the case of Funds for which PIMCO Advisors has retained a separate
            Sub-Adviser, PIMCO Advisors (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

             The Funds pay monthly advisory fees to PIMCO Advisors at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):


         Fund                                                     Advisory Fees
            -------------------------------------------------------------------
         Capital Appreciation, Equity Income, Mid-Cap, RCM
          Large-Cap Growth, Tax-Efficient Equity and Value Funds      0.45%
         RCM Mid-Cap Fund                                             0.47%
         Growth and RCM International Growth Equity Funds             0.50%
         Target Fund                                                  0.55%
         Renaissance, Growth & Income, RCM Tax-Managed Growth,
          Select Growth and Small-Cap Value Funds                     0.60%*
         Innovation and Opportunity Funds                             0.65%
         Healthcare Innovation Fund                                   0.70%
         Select International Fund                                    0.75%
         RCM Europe and RCM Global Healthcare Funds                   0.80%
         RCM Global Equity Fund                                       0.85%
         RCM Biotechnology Fund                                       0.90%
         RCM Global Technology Fund                                   0.95%
         Global Innovation, RCM Emerging Markets and RCM Global
          Small-Cap Funds                                             1.00%

             * On August 1, 2000, the advisory fee rate for the Growth &
               Income Fund decreased from 0.63% to 0.60% per annum.
                                            PIMCO Funds: Multi-Manager Series

Administrative
Fees
            Each Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Class D shareholders of each Fund pay an administrative fee to PIMCO Advisors, computed as a percentage of the Fund's assets attributable in the aggregate to Class D shares. PIMCO Advisors, in turn, provides or procures administrative services for Class D shareholders and also bears the costs of most third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class D shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and fees and expenses of the Trust's disinterested Trustees.

             PIMCO Advisors or an affiliate may pay financial service firms a portion of the Class D administrative fees in return for the firms' services (normally not to exceed an annual rate of 0.35% of a Fund's average daily net assets attributable to Class D shares purchased through such firms).

             Class D shareholders of the Funds pay PIMCO Advisors monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund's Class D shares):


         Fund                                             Administrative Fees*
            ------------------------------------------------------------------
         Capital Appreciation, Growth, Innovation, Mid-
          Cap, Opportunity, Renaissance, Select Growth,
          Small-Cap Value, Target, Tax-Efficient Equity
          and Value Funds                                         0.65%
         RCM Biotechnology Fund                                   0.70%
         Equity Income, Growth & Income, Healthcare
          Innovation, RCM Large-Cap Growth, RCM Mid-Cap
          and RCM Tax-Managed Growth Funds                        0.75%
         RCM Global Healthcare and RCM Global Technology
          Funds                                                   0.80%
         Global Innovation, RCM Global Equity and RCM
          Global Small-Cap Funds                                  0.85%
         RCM Emerging Markets, RCM Europe, RCM
          International Growth Equity and Select
          International Funds                                     0.95%

             *As described below under "12b-1 Plan for Class D Shares," the administration agreement includes a plan adopted in conformity with Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") which provides for the payment of up to 0.25% of the Administrative Fee rate set forth above as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. In the Fund Summaries above, the "Annual Fund Operating Expenses" table provided under "Fees and Expenses of the Fund" for each Fund shows the Administrative Fee rate under two separate columns entitled "Distribution and/or Service (12b-1) Fees" (0.25%) and "Other Expenses" (the remainder of the Administrative Fee).

12b-1       The Funds' administration agreement includes a plan for Class D
Plan for    shares that has been adopted in conformity with the requirements
Class D     set forth in Rule 12b-1 under the 1940 Act. The plan provides that
Shares      up to 0.25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. Because 12b-1 fees would be paid out of a Fund's Class D share assets on an ongoing basis, over time these fees would increase the cost of your investment in Class D shares and may cost you more than other types of sales charges.

  Prospectus
68

Sub-        Each Sub-Adviser has full investment discretion and makes all
Advisers    determinations with respect to the investment of a Fund's assets, subject to the general supervision of PIMCO Advisors and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Fund(s) it manages.


         Sub-Adviser*                                        Funds
            -------------------------------------------------------------------------
         PIMCO Equity Advisors LLC ("PIMCO Equity Advisors") Global Innovation,
         1345 Avenue of the Americas, 50th Floor             Growth, Growth & Income,
         New York, NY 10105                                  Healthcare Innovation,
                                                             Innovation, Opportunity,
                                                             Renaissance, Select
                                                             Growth, Target and Value

            -------------------------------------------------------------------------
         PIMCO Funds Advisors LLC ("PFA")                    Select International
         1345 Avenue of the Americas
         50th Floor
         New York, NY 10105

            -------------------------------------------------------------------------
         Cadence Capital Management                          Capital Appreciation and
         ("Cadence")                                         Mid-Cap
         265 Franklin Street, 11th Floor
         Boston, MA 02110

            -------------------------------------------------------------------------
         Dresdner RCM Global Investors LLC ("Dresdner RCM")  RCM Biotechnology, RCM
         4 Embarcadero Center                                Emerging Markets, RCM
         San Francisco, CA 94111                             Europe, RCM Global
                                                             Equity, RCM Global
                                                             Healthcare, RCM Global
                                                             Small-Cap, RCM Global
                                                             Technology, RCM
                                                             International Growth
                                                             Equity, RCM Large-Cap
                                                             Growth, RCM Mid-Cap and
                                                             RCM Tax-Managed Growth
                                                             (the "RCM Funds")

            -------------------------------------------------------------------------
         NFJ Investment Group ("NFJ")                        Equity Income and Small-
         2121 San Jacinto, Suite 1840                        Cap Value
         Dallas, TX 75201

            -------------------------------------------------------------------------
         Parametric Portfolio Associates                     Tax-Efficient Equity
         ("Parametric")
         1151 Fairview Avenue N.
         Seattle, WA 98109

            *PIMCO Equity Advisors and PFA are wholly-owned indirect subsidiaries of PIMCO Advisors. Cadence and NFJ are affiliated sub-partnerships of PIMCO Advisors. Dresdner RCM is an indirect wholly-owned subsidiary of Allianz AG and an affiliate of PIMCO Advisors. Parametric is not affiliated with PIMCO Advisors.

             The following provides additional information about each Sub-
            Adviser and the individual portfolio managers and portfolio management teams who or which have or share primary responsibility for managing the Funds' investments.

PIMCO       A subsidiary of PIMCO Advisors, PIMCO Equity Advisors provides
Equity      equity-related advisory services to mutual funds and institutional
Advisors    accounts. Accounts managed by PIMCO Equity Advisors had combined assets as of December 31, 2001, of approximately $9.4 billion. See
            "Investment Adviser and Administrator" above for additional information about PIMCO Advisors.

             The following individuals at PIMCO Equity Advisors have primary responsibility for the noted Funds. Different sub-advisory firms served as Sub-Adviser for the Growth, Innovation and Target Funds prior to March 6, 1999, for the Renaissance Fund prior to May 7, 1999, for the Select Growth and Growth & Income Funds prior to July 1, 1999 and for the Value Fund prior to May 8, 2000.


                                                                 Recent Professional
         Fund              Portfolio Managers  Since             Experience
            -----------------------------------------------------------------------------
         Global Innovation Dennis P. McKechnie 1999 (Inception)+ Portfolio Manager of
                                                                 PIMCO Equity Advisors.
                                                                 Prior to joining PIMCO
                                                                 Advisors, he was with
                                                                 Columbus Circle
                                                                 Investors from 1991 to
                                                                 1999, where he managed
                                                                 equity accounts and
                                                                 served in various
                                                                 capacities including as
                                                                 Portfolio Manager for
                                                                 the Innovation Fund. Mr.
                                                                 McKechnie received an
                                                                 M.B.A. from Columbia
                                                                 Business School and a
                                                                 degree in electrical
                                                                 engineering from Purdue
                                                                 University.

                           Jiyoung Kim         2000              Senior Research Analyst
                                                                 for PIMCO Innovation
                                                                 Fund, where she covers
                                                                 biotechnology,
                                                                 telecommunications
                                                                 equipment,
                                                                 semiconductors and
                                                                 networking. Prior to
                                                                 joining PIMCO Equity
                                                                 Advisors in 1999, she
                                                                 was a Senior Research
                                                                 Analyst at Fred Alger
                                                                 Management from 1994 to
                                                                 1999. Prior to that, she
                                                                 was a Senior Research
                                                                 Technician at Repligen,
                                                                 a biopharmaceutical
                                                                 company.

         Growth            Kenneth W. Corba    1999              Managing Director and
                                                                 Chief Investment Officer
                                                                 of PIMCO Equity Advisors
                                                                 and a Member of the
                                                                 Management Board of
                                                                 PIMCO Advisors. Prior to
                                                                 joining PIMCO Advisors,
                                                                 he was with Eagle Asset
                                                                 Management from 1995 to
                                                                 1998, serving in various
                                                                 capacities including as
                                                                 Chief Investment Officer
                                                                 and Portfolio Manager.
                                                                 He was with Stein Roe
                                                                 and Farnham Inc. from
                                                                 1984 to 1995, serving in
                                                                 various capacities
                                                                 including as Director of
                                                                 the Capital Management
                                                                 Group, Senior Vice
                                                                 President and Portfolio
                                                                 Manager.

         Growth & Income   Mr. Corba           1999              See above.
                           Peter C. Thoms      2000              Co-Portfolio Manager and
                                                                 research analyst for
                                                                 PIMCO Equity Advisors.
                                                                 Investment Analyst at
                                                                 Federated Investors from
                                                                 July 1998 to May 1999.
                                                                 Previously, he received
                                                                 his M.B.A. at the
                                                                 University of Virginia's
                                                                 Darden School of
                                                                 Business.

                                            PIMCO Funds: Multi-Manager Series

                                                                   Recent Professional
         Fund                  Portfolio Managers Since            Experience
            -------------------------------------------------------------------------------
         Healthcare Innovation Mr. McKechnie      2000 (Inception) See above.
                               Ms. Kim            2000 (Inception) See above.

         Innovation            Mr. McKechnie      1998             See above.

         Opportunity           Michael F. Gaffney 1999             Managing Director of
                                                                   PIMCO Equity Advisors,
                                                                   where he manages the
                                                                   Opportunity Fund and
                                                                   other small-cap
                                                                   products. Prior to
                                                                   joining PIMCO Advisors,
                                                                   he was with Alliance
                                                                   Capital Management L.P.
                                                                   from 1987 to 1999,
                                                                   serving in various
                                                                   capacities including as
                                                                   Senior Vice President
                                                                   and Portfolio Manager.

         Renaissance           John K. Schneider  1999             Managing Director of
                                                                   PIMCO Equity Advisors.
                                                                   Prior to joining PIMCO
                                                                   Advisors, he was a
                                                                   partner and Portfolio
                                                                   Manager of Schneider
                                                                   Capital Management from
                                                                   1996 to 1999, where he
                                                                   managed equity accounts
                                                                   for various
                                                                   institutional clients.
                                                                   Prior to that he was a
                                                                   member of the Equity
                                                                   Policy Committee and
                                                                   Director of Research at
                                                                   Newbold's Asset
                                                                   Management from 1991 to
                                                                   1996.

         Select Growth         Mr. Corba          1999             See above.
         Target                Jeff Parker        1999             Portfolio Manager and
                                                                   Research Analyst for
                                                                   PIMCO Equity Advisors.
                                                                   Prior to joining PIMCO
                                                                   Equity Advisors, he
                                                                   managed equity accounts
                                                                   as an Assistant
                                                                   Portfolio Manager at
                                                                   Eagle Asset Management
                                                                   from 1996 to 1998. He
                                                                   was a Senior Consultant
                                                                   with Andersen
                                                                   Consulting, specializing
                                                                   in healthcare and
                                                                   technology, from 1991 to
                                                                   1994.
         Value                 Mr. Schneider      2000             See above.

            -------
            + Prior to PIMCO Advisors and PIMCO Equity Advisors assuming their positions as Adviser and Sub-Adviser, respectively, of the Global Innovation Fund, Mr. McKechnie managed the Fund's portfolio in his capacity as an officer of the Trust.

             During December, 2001, the sub-advisory functions performed by
            PIMCO Equity Advisors, a division of PIMCO Advisors, and its personnel were transferred to PIMCO Equity Advisors LLC, a newly formed, indirect wholly owned subsidiary of PIMCO Advisors. PIMCO Equity Advisors LLC serves as the Sub-Adviser to the Funds previously sub-advised by PIMCO Equity Advisors. The Funds' portfolio managers did not change as a result of these changes, which were subject to the approval of the Trust's Board of Trustees.

PFA A subsidiary of PIMCO Advisors, PFA provides international advisory services to mutual funds. PFA commenced operations during the fourth quarter of 2000. Accounts managed by PFA had combined assets as of December 31, 2001, of approximately $80 million. Different firms served as sub-adviser to the Select International Fund prior to November 1, 2000.

             The following individuals at PFA share primary responsibility for the Select International Fund.


                                                                     Recent Professional
         Fund                 Portfolio Managers               Since Experience
            ---------------------------------------------------------------------------------

         Select International Udo Frank (lead manager)         2000  Managing Director and
                                                                     Chief Investment Officer
                                                                     of Allianz Asset
                                                                     Advisory and Management
                                                                     GmbH ("Allianz AAM"),
                                                                     responsible for the
                                                                     entire area (since
                                                                     1997), and Chief
                                                                     Executive Officer and
                                                                     Chief Investment Officer
                                                                     of Allianz PIMCO Asset
                                                                     Management. Previously,
                                                                     he served as the Chief
                                                                     Investment Officer of
                                                                     Allianz KAG (since
                                                                     1994).
                              Wolfram Gerdes (co-manager)      2000  Managing Director of
                                                                     Equity Portfolio
                                                                     Management at Allianz
                                                                     AAM since 1998. Prior to
                                                                     joining Allianz AAM, he
                                                                     held various positions,
                                                                     including head of
                                                                     Portfolio Management,
                                                                     with Allianz
                                                                     Lebensversicherungs AG
                                                                     from 1992 to 1998.
                              Gerd Wolfgang Hintz (co-manager) 2000  Managing Director of the
                                                                     Equity Research
                                                                     Department at Allianz
                                                                     AAM since 1998. In
                                                                     addition, he has been
                                                                     responsible for Allianz
                                                                     AAM's trading department
                                                                     since January 2000.
                                                                     Previously, he was the
                                                                     head of Research and
                                                                     Investor Relations of
                                                                     Allianz AG.
                              Alan Kwan (co-manager)           2000  Portfolio Manager for
                                                                     Allianz AAM. Since 1995,
                                                                     Mr. Kwan has held
                                                                     various positions with
                                                                     Allianz AAM, with roles
                                                                     encompassing
                                                                     quantitative analysis
                                                                     and equity portfolio
                                                                     management with a focus
                                                                     on Australian equity and
                                                                     international equity
                                                                     funds.


70Prospectus

Cadence An affiliated sub-partnership of PIMCO Advisors, Cadence provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of December 31, 2001, of approximately $5.7 billion.

             The following individuals at Cadence share primary responsibility for each of the noted Funds.


                                                              Recent Professional
         Fund         Portfolio Managers     Since            Experience
            --------------------------------------------------------------------------
         Capital      David B. Breed         1991 (Inception) Managing Director, Chief
         Appreciation                                         Executive Officer, Chief
                                                              Investment Officer and
                                                              founding partner of
                                                              Cadence. Member of the
                                                              Management Board of
                                                              PIMCO Advisors. He is a
                                                              research generalist and
                                                              has led the team of
                                                              portfolio managers and
                                                              analysts since 1988. Mr.
                                                              Breed has managed
                                                              separate equity accounts
                                                              for many institutional
                                                              clients and has led the
                                                              team that manages the
                                                              PIMCO Funds sub-advised
                                                              by Cadence since those
                                                              Funds' inception dates.

                      William B. Bannick     1992             Managing Director and
                                                              Executive Vice President
                                                              at Cadence. Mr. Bannick
                                                              is a research generalist
                                                              and Senior Portfolio
                                                              Manager for the Cadence
                                                              team. He has managed
                                                              separately managed
                                                              equity accounts for
                                                              various Cadence
                                                              institutional clients
                                                              and has been a member of
                                                              the team that manages
                                                              the PIMCO Funds sub-
                                                              advised by Cadence since
                                                              joining Cadence in 1992.

                      Katherine A. Burdon    1993             Managing Director and
                                                              Senior Portfolio Manager
                                                              at Cadence. Ms. Burdon
                                                              is a research generalist
                                                              and has managed
                                                              separately managed
                                                              equity accounts for
                                                              various Cadence
                                                              institutional clients
                                                              and has been a member of
                                                              the team that manages
                                                              the PIMCO Funds sub-
                                                              advised by Cadence since
                                                              joining Cadence in 1993.
                      Wayne A. Wicker        2000             Managing Director and
                                                              Senior Portfolio Manager
                                                              at Cadence. He is a
                                                              research generalist with
                                                              21 years of investment
                                                              experience and has
                                                              managed separately
                                                              managed equity accounts
                                                              for various Cadence
                                                              institutional clients
                                                              and has been a member of
                                                              the team that manages
                                                              the PIMCO Funds sub-
                                                              advised by Cadence since
                                                              joining Cadence in 1998.
         Mid-Cap      Messrs. Breed, Bannick Same as          See above.
                      and Wicker and         Capital
                      Ms. Burdon             Appreciation
                                             Fund

Dresdner    Dresdner RCM is located at Four Embarcadero Center, San Francisco,
RCM         CA 94111. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US
            Holdings LLC, Dresdner RCM, an affiliate of PIMCO Advisors, provides advisory services to mutual funds and institutional accounts. Dresdner RCM was originally formed as Rosenburg Capital
            Management in 1970, and it and its successors have been consistently in business since then. As of December 31, 2001, Dresdner RCM had approximately $41 billion in assets under management.

            Each of the Funds (with the exception of the RCM Global Technology
            Fund) is managed on a team basis, and no individual is separately responsible for the day-to-day management of the Funds.

            The Large-Cap Equity Team is primarily responsible for the day-to-day management of the RCM Large-Cap Growth Fund.

            The Private Client Group Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM Tax-Managed Growth Fund.

            The Mid-Cap Equity Team is primarily responsible for the day-to-day management of the RCM Mid-Cap Fund.

            The Small-Cap Equity Team is primarily responsible for the day-to-day management of the RCM Global Small-Cap Fund.

            The Healthcare Team is primarily responsible for the day-to-day management of the RCM Global Healthcare Fund and the RCM Biotechnology Fund.

            The International Equity Team is primarily responsible for the day-to-day management of the RCM International Growth Equity Fund, RCM Emerging Markets Fund and the RCM Europe Fund.

            The Global Equity Team is primarily responsible for the day-to-day management of the RCM Global Equity Fund.
                                            PIMCO Funds: Multi-Manager Series

            The RCM Global Technology Fund is managed by Huachen Chen, CFA, a Managing Director who has been associated with Dresdner RCM Global Investors LLC since 1985, and by Walter C. Price, CFA, a Managing Director who has been associated with Dresdner RCM Global Investors LLC since 1974. Mr. Chen holds an MBA in accounting and finance from the University of California, Berkeley, an MS in Materials Science and Engineering from Northwestern University and a BS in Materials Science and Engineering from Cornell University. Mr. Price received his BS with Honors in Management and Electrical Engineering and a Masters of Science in Management from Massachusetts Institute of Technology.

NFJ An affiliated sub-partnership of PIMCO Advisors, NFJ provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of December 31, 2001, of approximately $1.5 billion.

             The following individuals at NFJ share primary responsibility for the noted Fund.


         Fund       Portfolio Managers Since            Recent Professional Experience
            --------------------------------------------------------------------------
         Equity     Chris Najork       2000 (Inception)   Managing Director and
         Income                                           founding partner of NFJ.
                                                          He has over 30 years"
                                                          experience
                                                          encompassing equity
                                                          research and portfolio
                                                          management. Prior to the
                                                          formation of
                                                          NFJ in 1989, he was a
                                                          Senior Vice President,
                                                          Senior Portfolio Manager
                                                          and analyst
                                                          at NationsBank, which he
                                                          joined in 1974.
                    Bemo J. Fischer    2000 (Inception)   Managing Director and
                                                          founding partner of NFJ.
                                                          He has over 30 years"
                                                          experience in portfolio
                                                          management, investment
                                                          analysis and research.
                                                          Prior to the formation of
                                                          NFJ in 1989, he was Chief
                                                          Investment Officer
                                                          (institutional and fixed
                                                          income), Senior Vice
                                                          President and Senior
                                                          Portfolio Manager at
                                                          NationsBank, which he
                                                          joined in 1971. Prior to
                                                          joining NationsBank, Mr.
                                                          Fischer was a securities
                                                          analyst at Chase Manhattan
                                                          Bank and Clark, Dodge.
         Small-Cap  Mr. Najork         1991 (Inception)   See Above
         Value
                    Mr. Fischer        1991 (Inception)   See Above
                    Paul A. Magnuson   1995               Principal at NFJ. He is a
                                                          Portfolio Manager and
                                                          Senior Research Analyst
                                                          with
                                                          14 years' experience in
                                                          equity analysis and
                                                          portfolio management.
                                                          Prior to joining
                                                          NFJ in 1992, he was an
                                                          Assistant Vice President
                                                          at NationsBank, which he
                                                          joined in 1985. Within the
                                                          Trust Investment
                                                          Quantitative Services
                                                          Division of NationsBank,
                                                          he was responsible for
                                                          equity analytics and
                                                          structured fund
                                                          management.
                    E. Clifton Hoover  1998               Principal at NFJ. He is a
                                                          Portfolio Manager with 15
                                                          years' experience in
                                                          financial analysis and
                                                          portfolio management.
                                                          Prior to joining NFJ in
                                                          1997, he was associated
                                                          with Credit Lyonnais from
                                                          1991 to 1997, where he
                                                          served as a vice-president
                                                          and was responsible for
                                                          the financial analysis and
                                                          portfolio management of a
                                                          diversified portfolio. He
                                                          began his career as a
                                                          financial analyst with
                                                          NationsBank in 1985.

Parametric  Parametric provides advisory services to mutual funds and institutional accounts. Parametric Portfolio Associates, Inc., the predecessor investment adviser to Parametric, commenced operations in 1987. Parametric, a former subsidiary of PIMCO Advisors, is no longer affiliated with PIMCO Advisors. Accounts managed by Parametric had combined assets as of December 31, 2001, of approximately $142 million.

             The following individuals at Parametric share primary
            responsibility for the Tax-Efficient Equity Fund.


                                                                  Recent Professional
         Fund                 Portfolio Managers Since            Experience
            ------------------------------------------------------------------------------
         Tax-Efficient Equity David Stein        1998 (Inception) Managing Director of
                                                                  Parametric. He also
                                                                  serves as a Senior
                                                                  Portfolio Manager of
                                                                  PIMCO Equity Advisors.
                                                                  He has been with
                                                                  Parametric since 1996
                                                                  where he leads the
                                                                  investment, research and
                                                                  product development
                                                                  activities. Previously,
                                                                  he served in Investment
                                                                  Research at GTE
                                                                  Corporation from 1995 to
                                                                  1996, in Equity Research
                                                                  at Vanguard Group from
                                                                  1994 to 1995 and in
                                                                  Investment Research at
                                                                  IBM Corporation from
                                                                  1977 to 1994.

                              Tom Seto           1998 (Inception) Vice President and
                                                                  Portfolio Manager of
                                                                  Parametric. Since
                                                                  joining Parametric in
                                                                  1998, he has been
                                                                  responsible for
                                                                  management of
                                                                  Parametric's active U.S.
                                                                  equity strategies and
                                                                  has managed structured
                                                                  equity portfolios.
                                                                  Previously, he was with
                                                                  Barclays Global
                                                                  Investors from 1991 to
                                                                  1998, serving in various
                                                                  capacities including as
                                                                  head of U.S. Equity
                                                                  Index Investments and
                                                                  Portfolio Manager.

  Prospectus
72

Adviser/Sub-Shareholders of each Fund (except the Equity Income, Healthcare
Adviser     Innovation, Innovation and Mid-Cap Funds) have approved a proposal
Relationshippermitting PIMCO Advisors to enter into new or amended sub-
            advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits
            PIMCO Advisors from entering into sub-advisory agreements with affiliates of PIMCO Advisors without shareholder approval, unless those affiliates are substantially wholly-owned by PIMCO Advisors.
            Subject to the ultimate responsibility of the Board of Trustees, PIMCO Advisors has responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, an
            indirect wholly owned subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            How Fund Shares Are Priced

            The net asset value ("NAV") of a Fund's Class D shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the Global Innovation, RCM Emerging Markets, RCM Europe, RCM Global Equity, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology, REM International Growth Equity and Select International Funds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

             Fund shares are valued at the close of regular trading on the New
            York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

                                            PIMCO Funds: Multi-Manager Series 73

            How to Buy and Sell Shares

            The following section provides basic information about how to buy, sell (redeem) and exchange Class D shares of the Funds.

General       . Financial Service Firms. Broker-dealers, registered investment
Information advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by your account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. Your firm may independently establish and charge you transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce your investment returns on Class D shares of the Funds.

             Your financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm may be paid for its services directly or indirectly by the Funds, PIMCO Advisors or an affiliate (normally not to exceed an annual rate of 0.35% of a Fund's average daily net assets attributable to its Class D shares and purchased through such firm for its clients). Your firm may establish various minimum investment requirements for Class D shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Please contact your firm for information.

             This Prospectus should be read in connection with your firm's materials regarding its fees and services.

              . Calculation of Share Price and Redemption Payments. When you
            buy or sell (redeem) Class D shares of the Funds, you pay or receive a price equal to the NAV of the shares. NAVs are determined at the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open. See "How Fund Shares Are Priced" above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day's NAV if the orders were received by the firm from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 7:00 p.m., Eastern time).

             The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (according to the succeeding day's NAV).

Buying      Class D shares of each Fund are continuously offered through
Shares      financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. See
            "Financial Service Firms" above.

             You may purchase Class D shares only through your financial service firm. In connection with purchases, your financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge you for such services. If you wish to purchase shares of the Funds directly from the Trust or the Distributor, you should inquire about the other classes of shares offered by the Trust. Please call the Distributor at 1-888-87-PIMCO for information about other investment options.

             Class D shares of the Funds will be held in your account with your financial service firm and, generally, your firm will hold your Class D shares in nominee or street name as your agent. In most cases, the Trust's transfer agent, PFPC, Inc., will have no information with respect to or control over accounts of specific Class D shareholders and you may obtain information about your accounts only through your financial service firm. In certain circumstances, your firm may arrange to have your shares held in your own name or you may subsequently become a holder of record for some other reason (for

74Prospectus
            instance, if you terminate your relationship with your firm). In such circumstances, please contact the Distributor at 1-888-87-PIMCO for information about your account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

             The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

Investment  The following investment minimums apply for purchases of Class D
Minimums    shares.


                    Initial Investment                  Subsequent Investments
                         -----------------------------------------------------
                     $2,500 per Fund                        $100 per Fund

             Your financial service firm may impose different investment minimums than the Trust. For example, if your firm maintains an omnibus account with a particular Fund, the firm may impose higher or lower investment minimums than the Trust when you invest in Class D shares of the Fund through your firm. Please contact your firm for information.

Exchanging  Except as provided below or in the applicable Fund's or series'
Shares prospectus(es), you may exchange your Class D shares of any Fund for Class D shares of any other Fund or series of PIMCO Funds:
            Pacific Investment Management Series that offers Class D shares. Shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any exchange fees or charges. Until the final appointment of PFPC, Inc. as the Transfer Agent for the RCM Funds, expected to occur on or about February 15, 2002, shares of the RCM Funds offered in this prospectus may only be exchanged for shares of other RCM Funds offered in this prospectus. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. Please contact your financial service firm to exchange your shares and for additional information about the exchange privilege.

             The Trust reserves the right to refuse exchange purchases if, in the judgment of PIMCO Advisors, the purchase or other activity would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of "market-timing" strategies may be deemed by PIMCO Advisors to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of "round trip" exchanges an investor may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different PIMCO Fund and then exchanges back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so at any time. Except as otherwise permitted by Securities and Exchange Commission regulations, the Trust will give 60 days' advance notice to your financial service firm of any termination or material modification of the exchange privilege with respect to Class D shares.

Selling     You can sell (redeem) Class D shares through your financial
Shares      service firm on any day the New York Stock Exchange is open. You do not pay any fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your Class D shares, you may contact the Distributor at 1-888-87-PIMCO for information regarding how to sell your shares directly to the Trust.

             Your financial service firm is obligated to transmit your
            redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust's transfer agent and may charge you for its services. Redemption proceeds will be forwarded to

                                            PIMCO Funds: Multi-Manager Series 75
            your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

             Redemptions of Fund shares may be suspended when trading on the
            Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Redemptions The Trust has agreed to redeem shares of each Fund solely in cash
In Kind up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

            Fund Distributions

            Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to its Class D shares are calculated in the same manner and at the same time. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

          Fund                      At Least Annually                 Quarterly
            -------------------------------------------------------------------
          Equity Income Fund                                              .
            -------------------------------------------------------------------
          All other Funds                  .
            -------------------------------------------------------------------

             In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

            You can choose from the following distribution options:

            . Reinvest all distributions in additional Class D shares of your
              Fund at NAV. This will be done unless you elect another option.

            . Invest all distributions in Class D shares of any other Fund or another series of the Trust or PIMCO Funds: Pacific Investment Management Series which offers Class D shares at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. This option must be elected when your account is set up.

            . Receive all distributions in cash (either paid directly to you or credited to your account with your financial service firm). This option must be elected when your account is set up.

             Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

             You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions. If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

             For further information on distribution options, please contact your financial service firm or call the Distributor at 1-888-87-
            PIMCO.

76Prospectus

            Tax Consequences

              . Taxes on Fund distributions. If you are subject to U.S.
            federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

             Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to you as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable to you as ordinary income.

             Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

              . Taxes when you sell (redeem) or exchange your shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of a Fund for shares of another series, the transaction will generally be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

              . A Note on the RCM Tax-Managed Growth and Tax-Efficient Equity
            Funds. The RCM Tax-Managed Growth and Tax-Efficient Equity Funds utilize a number of tax-efficient management techniques designed to minimize taxable distributions. For instance, the Funds generally seek to minimize realized gains and, when realizing gains, attempt to realize gains that will be taxed as capital gains (i.e., as gains on investments owned for more than 12 months) when distributed to shareholders. Although the Funds attempt to minimize taxable distributions, they may be expected to earn and distribute taxable income and realize and distribute capital gains from time to time.

              . A Note on Foreign Investments. A Fund's investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Shareholders of the Global Innovation, RCM Emerging Markets, RCM Europe, RCM Global Equity, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology, RCM International Growth Equity and Select International Funds may be entitled to claim a credit or deduction with respect to foreign taxes.

              . A Note on Backup Withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate will be 30% for amounts paid in 2002 if a Fund is required to apply backup withholding to taxable distributions payable to a shareholder. Please see the Statement of Additional Information for further details about the new backup withholding tax rates.

             This section relates only to federal income tax consequences of investing in the Funds; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

                                            PIMCO Funds: Multi-Manager Series

            Characteristics and Risks of Securities
            and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Funds identified under "Summary Information" above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of PIMCO Advisors, the Sub-Advisers and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Fixed       Fixed income securities are obligations of the issuer to make
Income      payments of principal and/or interest on future dates, and include
Securities  corporate and government bonds, notes, certificates of deposit,
and         commercial paper, convertible securities and mortgage-backed and
Defensive   other asset-backed securities.
Strategies

             The Capital Appreciation, Mid-Cap and Tax-Efficient Equity Funds
            intend to be as fully invested in common stocks as practicable at all times, although, for cash management purposes, each of these Funds may maintain a portion of its assets (normally not more than 10%) in U.S. Government securities, high quality fixed income securities, money market obligations and cash to pay certain Fund expenses and to meet redemption requests. None of these Funds will make defensive investments in response to unfavorable market and other conditions and therefore may be particularly vulnerable to general declines in stock prices and/or other categories of securities in which they invest.

             Under normal circumstances, the Equity Income and Small-Cap Value
            Funds intend to be fully invested in common stocks (aside from cash management practices), except that each of these Funds may temporarily hold up to 10% of its assets in cash and cash equivalents for defensive purposes in response to unfavorable market and other conditions. The Global Innovation, Growth, Healthcare Innovation, Innovation, Opportunity, Renaissance, Select Growth, Select International, Target and Value Funds will each invest primarily in common stocks, and may also invest in other kinds of equity securities, including preferred stocks and securities (including fixed income securities and warrants) convertible into or exercisable for common stocks. Each of these Funds may also invest a portion of its assets in fixed income securities. These Funds may temporarily hold up to 100% of their assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The Growth & Income Fund will invest primarily in common stocks, but may also invest significant portions of its assets in preferred stocks, fixed income securities, convertible securities and real estate investment trusts, or "REITs." The Growth & Income Fund may temporarily hold up to 100% of its assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The Select International Fund may also hold up to 100% of its assets in other domestic fixed income, foreign fixed income and equity securities principally traded in the U.S., including obligations issued or guaranteed by a foreign government or its agencies, authorities or instrumentalities, corporate bonds and American Depository Receipts, for temporary defensive purposes. The temporary defensive strategies described in this paragraph would be inconsistent with the investment objective and principal investment strategies of each of the noted Funds and may adversely affect the Fund's ability to achieve its investment objective.

             Under normal market conditions, the RCM Funds will invest
            primarily in equity securities. In addition, the RCM Biotechnology, RCM Europe, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology, RCM International Growth Equity, RCM Large-Cap Growth and RCM Tax-Managed Funds may invest up to 20% of their total assets (10% for the RCM Global Equity Fund) in short-term debt obligations (with maturities of one year or less) issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. The RCM Mid-Cap Fund may invest up to 20% of its total assets in U.S. Government debt obligations. The RCM Emerging Markets Fund may invest up to 20% of its total assets in debt securities issued or guaranteed by an emerging market

78Prospectus
            company or government (including such government's agencies, instrumentalities, authorities and political subdivisions), or denominated in the currencies of emerging market countries that the Sub-Adviser believes present attractive investment opportunities for capital growth. There is no limit on the average maturity of the debt securities in the RCM Emerging Markets Fund's portfolio. Such debt obligations may be unrated or rated, at the time of purchase, below investment grade by Standard & Poor's, Moody's or another recognized international rating organization. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates. When the Sub-Adviser believes that any of the RCM Funds should adopt a temporary defensive posture, any RCM Fund may hold all or a substantial portion of its assets in investment grade debt securities which may be debt obligations issued or guaranteed by the U.S. government or foreign governments, (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by corporate issuers.

Companies
With
Smaller
Market
Capitalizations
            Each of the Funds may invest in securities of companies with market capitalizations that are small compared to other publicly traded companies. The Opportunity, RCM Global Small-Cap and Small-Cap Value Funds invest primarily in smaller companies and are especially sensitive to the risks described below. In addition, the Global Innovation, Healthcare Innovation, Innovation, RCM Biotechnology, RCM Emerging Markets, RCM Europe, RCM Global Equity, RCM Global Healthcare, RCM Global Technology, RCM International Growth Equity and RCM Tax-Managed Growth Funds generally have substantial exposure to these risks. The Growth & Income, Mid-Cap, RCM Mid-Cap, Select International and Target Funds also have significant exposure to the risks described below because they invest primarily in companies with medium-sized market capitalizations, which are smaller and generally less well-known or seasoned than larger companies.

             Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

             Because securities of smaller companies may have limited
            liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial     The Funds, particularly the Global Innovation, Healthcare
Public      Innovation, Innovation, RCM Biotechnology and RCM Global
Offerings   Technology Funds, may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

                                            PIMCO Funds: Multi-Manager Series 79

Foreign     The Select International Fund normally invests principally in
(non-       securities of foreign issuers, securities traded principally in
U.S.)       securities markets outside the United States and/or securities
Securities  denominated in foreign currencies (together, "foreign securities"). The Global Innovation Fund will invest in the securities of issuers located in at least three countries (one of which may be the United States). The Growth, Growth & Income,
            Healthcare Innovation, Innovation, Opportunity, Renaissance,
            Target and Value Funds may invest up to 15% of their respective assets in securities of foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, "foreign securities"). The Select Growth Fund may invest up to 25% of its assets in foreign securities. Each of these Funds may invest without limit in ADRs (defined below). The Tax-Efficient Equity
            Fund may invest in common stocks of foreign issuers if included in the S&P 500 Index.

             The RCM Large-Cap Growth Fund may invest 20%, the RCM Tax-Managed
            Growth and RCM Biotechnology Funds may invest 25% and the RCM Mid-Cap Fund may invest 10% of its assets in foreign securities (but no more than 10% in any one foreign country). While such investments are not currently a principal investment technique for these Funds, if foreign securities present attractive investment opportunities, any one of these Funds may increase the percentage of its assets in foreign securities subject to the limits described above. The RCM Emerging Markets Fund will invest at least 80% of its assets in equity securities of emerging market companies, the RCM Europe Fund will invest at least 75% of its assets in equity securities of companies located in Europe, and the RCM International Growth Equity Fund will invest at least 65% of its assets in equity securities of foreign companies. The RCM Global Equity, RCM Global Healthcare, RCM Global Small-Cap and RCM Global Technology Funds will invest their respective assets in the equity securities of three different countries (one of which may be the United States). For these Funds only, foreign securities includes the following types of foreign equity and equity-linked securities (together, "foreign securities"): securities of companies that are organized or headquartered outside the U.S., or that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; depositary receipts; and securities of other investment companies investing primarily in such equity and equity-related foreign securities. Dresdner RCM expects that these Funds' foreign investments will primarily be traded on recognized foreign securities exchanges. However, each Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in foreign markets, when Dresdner RCM believes that such securities are not publicly traded either in the U.S. or foreign markets.

             All of the Funds may invest in American Depository Receipts
            (ADRs). In addition, the Global Innovation, Growth, Growth & Income, Healthcare Innovation, Innovation, Opportunity, Renaissance, RCM Funds, Select Growth, Select International, Target and Value Funds may invest in European Depository Receipts
            (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

             Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries' financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

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Emerging    Each of the Funds that may invest in foreign securities may invest
Market      in securities of issuers based in countries with developing (or
Securities  "emerging market") economies. The RCM Emerging Markets Fund normally invests at least 80% of its assets in emerging market securities. The Global Innovation, RCM Biotechnology RCM Global
            Equity, RCM Global Healthcare, RCM Global Small-Cap, RCM Global
            Technology, RCM International Growth Equity, RCM Large-Cap Growth,
            RCM Europe and Select International Funds may invest significant portions of their assets in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S.
            dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

             Additional risks of emerging market securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

             Special Risks of Investing in Russian and Other Eastern European
            Securities. Each of the Global Innovation, RCM Emerging Markets, RCM Europe, RCM Global Equity, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology, RCM International Growth Equity and Select International Funds may invest a significant portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign     A Fund that invests directly in foreign currencies or in
Currencies  securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk. The Global
            Innovation, RCM Emerging Markets, RCM Europe, RCM Global Equity,
            RCM Global Healthcare, RCM Global Small-Cap, RCM Global
            Technology, RCM International Growth Equity and Select
            International Funds are particularly sensitive to this risk.

             Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

             Foreign Currency Transactions. The Global Innovation, Growth,
            Growth & Income, Healthcare Innovation, Innovation, Opportunity, Renaissance, Select Growth, Select International, Target and

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            Value Funds, as well as certain of the RCM Funds, may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. In addition, the Global Innovation and Select International Funds, as well as the RCM Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

             The Global Innovation and Select International Funds, as well as the RCM Funds, may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund's portfolio manager. The Global Innovation and Select International Funds may use one currency (or basket of currencies) to hedge against adverse changes in the value of another currency (or basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by PIMCO Advisors or its Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Corporate   Each Fund that may invest in fixed income securities may invest in
Debt        corporate debt securities. The Growth & Income Fund may invest up
Securities  to 10% of its assets in these securities. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

Convertible Each Fund may invest in convertible securities. The Growth & Securities Income Fund may place particular emphasis on convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

Derivatives Each Fund (except the Capital Appreciation, Equity Income, Mid-
            Cap, RCM Mid-Cap and Small-Cap Funds) may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

             Examples of derivative instruments that the Funds may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. The Global Innovation, Growth, Growth & Income, Healthcare Innovation, Innovation, Opportunity,

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            Renaissance, Select Growth, Select International, Target, Tax-
            Efficient Equity and Value Funds, as well as the RCM Funds (except the RCM Mid-Cap Fund), may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. The Global Innovation, Select International and Tax-Efficient Equity Funds, as well as the RCM Funds (except the RCM Mid-Cap Fund), may enter into swap agreements with respect to securities indexes. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             A Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

             Management Risk Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leveraging Risk Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by PIMCO Advisors or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund's use of

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            derivatives may cause the Fund to realize higher amounts of short-
            term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Equity-     The Funds may invest in equity-linked securities. The Select
Linked      International Fund may invest up to 15% of its assets in equity-
Securities  linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See "Foreign Securities" above. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security.
            Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements and zero-strike warrants and options. See "Derivatives" above. Equity-linked securities may be considered illiquid and thus subject to each Fund's restrictions on investments in illiquid securities.

Credit      The Funds may invest in securities based on their credit ratings
Ratings     assigned by rating agencies such as Moody's Investors Service,
and         Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P").
Unrated     Moody's, S&P and other rating agencies are private services that
Securities  provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO Advisors and the Sub-Advisers do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

             A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating.

High        Securities rated lower than Baa by Moody's or lower than BBB by
Yield       S&P are sometimes referred to as "high yield securities" or "junk
Securities  bonds." The Funds, particularly the Growth & Income Fund, and the
            RCM Emerging Markets and RCM Global Equity Funds, may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of    For the purpose of achieving income, each Fund may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short       Each Fund may make short sales as part of its overall portfolio
Sales       management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. A Fund may only enter into short selling transactions if the security sold short is held in the Fund's portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

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When-       Each Fund may purchase securities which it is eligible to purchase
Issued,     on a when-issued basis, may purchase and sell such securities for
Delayed     delayed delivery and may make contracts to purchase such
Delivery    securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment of loss if the value of the securities declines prior to the Transactionssettlement date. This risk is in addition to the risk that the
            Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Each Fund may enter into repurchase agreements, in which the Fund Agreements purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse     Each Fund may enter into reverse repurchase agreements, subject to
Repurchase the Fund's limitations on borrowings. A reverse repurchase Agreements agreement involves the sale of a security by a Fund and its
and Other   agreement to repurchase the instrument at a specified time and
Borrowings  price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by PIMCO Advisors or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund.

Illiquid    Each Fund may invest in securities that are illiquid so long as
Securities  not more than 15% (10% in the case of the RCM International Growth
            Equity Fund and 5% in the case of the RCM Mid-Cap Fund) of the value of the Fund's net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by a Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see "Investment Objectives and Policies" in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment  The Select International Fund may invest up to 10% of its assets
in Other    in securities of other investment companies, such as closed-end
Investment  management investment companies, or in pooled accounts or other
Companies   investment vehicles which invest in foreign markets. Each of the other Funds may invest up to 5% of its assets in other investment companies. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Portfolio   With the exception of the Tax-Efficient Equity Fund, the length of
Turnover    time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements, although the Tax-Efficient Equity Fund will generally attempt to limit portfolio turnover as part of its tax-efficient management strategies. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact a Fund's after-tax returns. The trading costs and tax effects associated with

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            portfolio turnover may adversely affect a Fund's performance.
            Funds that have recently changed Sub-Advisers and/or investment objectives and policies may experience increased portfolio turnover due to the differences between the Funds' previous and current investment objectives and policies and portfolio management strategies.

Changes     The investment objective of each of the Equity Income, Global
in          Innovation, Growth, Growth & Income, Healthcare Innovation,
Investment Innovation, Opportunity, Renaissance, Select Growth, Select Objectives International, Target and Tax-Efficient Equity Funds described in
and         this Prospectus may be changed by the Board of Trustees without
Policies    shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated in the Statement of Additional
            Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. If there is a change in a Fund's investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and     In addition to the risks described under "Summary of Principal
Smaller-    Risks" above and in this section, several of the Funds are newly
Sized       formed and therefore have limited or no performance history for
Funds       investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds' size, have a disproportionate impact on the Funds' performance results. The
            Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage Unless otherwise stated, all percentage limitations on Fund Investment investments listed in this Prospectus will apply at the time of Limitations investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Funds may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Funds to additional risks. In addition, the RCM Funds may use Grassroots(SM) Research in addition to their traditional research activities. Grassroots(SM) Research is a division of
            Dresdner RCM Global Investors LLC. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-
            dealers. These broker-dealers supply research to Dresdner RCM
            Global Investors LLC and certain of its affiliates in connection with broker services. Please see the Statement of Additional
            Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the
            Funds.
  Prospectus
86

            Additional Information About the PIMCO Select International, PIMCO Healthcare Innovation, PIMCO Innovation and RCM International Growth Equity Funds

            PIMCO Advisors is proposing that the Board of Trustees of the Trust approve (1) an Agreement and Plan of Reorganization pursuant to which PIMCO Select International Fund (an "Acquired Fund") would reorganize with and into RCM International Growth Equity Fund (an "Acquiring Fund") and (2) an Agreement and Plan of Reorganization pursuant to which PIMCO Healthcare Innovation Fund (an "Acquired Fund" and, together with the PIMCO Select International Fund, the "Acquired Funds") would reorganize with and into the PIMCO Innovation Fund (an "Acquiring Fund" and, together with the RCM International Growth Equity Fund, the "Acquiring Funds"). The proposed transactions are referred to as the "Reorganizations," and each singly as a "Reorganization." The closing date (the "Closing Date") of the Reorganizations is expected to be on or about March 15, 2002, although the Reorganizations may be delayed.

             Each Reorganization will take place by means of a transfer by each Acquired Fund of all of its assets to the relevant Acquiring Fund in exchange for shares ("Merger Shares") of the relevant Acquiring Fund and the assumption by the relevant Acquiring Fund of all the relevant Acquired Fund's liabilities. Each exchange, which will be effected on the basis of the relative net asset values of each Acquiring Fund and its relevant Acquired Fund, will be followed immediately by the distribution of Merger Shares to the relevant Acquired Fund's shareholders, in complete liquidation of each Acquired Fund. Accordingly, shareholders of each Acquired Fund will become shareholders of the relevant Acquiring Fund by effectively having their Acquired Fund shares exchanged for Merger Shares of the same class on the basis of relative net asset values on the Closing Date.

             It is expected that the Reorganizations will be treated as tax-
            free reorganizations. If, as expected, the Reorganizations are tax-free, each Acquiring Fund will inherit any unrealized appreciation (or depreciation) on assets contributed by the relevant Acquired Fund (after the realization of any gains or losses from the sale of assets by each respective Acquired Fund prior to its Reorganization, including sales made in anticipation of its Reorganization). In addition, shareholders of each Acquired Fund will end up owning shares of the relevant Acquiring Fund and will therefore eventually be allocated a proportionate share of any taxable gains realized by the relevant Acquiring Fund and not distributed to shareholders of the respective Acquiring Fund prior to the Reorganizations. Shareholders should consult their tax advisers regarding other possible tax consequences of the Reorganizations, including possible state and local tax consequences.

             In addition, in connection with the Reorganizations, the
            following actions are being taken:

            (i) Except as noted below, effective February 15, 2002, the
                Acquired Funds will no longer sell Class D shares to new investors or to existing shareholders. Participants in certain self-directed qualified benefit plans that owned Class D shares of an Acquired Fund as of January 29, 2002 for any single plan participant will be able to direct the purchase of that Acquired Fund's Class D shares by their plan account for so long as the plan continues to own such shares of that Acquired Fund for any plan participant.

            (ii) Effective February 15, 2002, the Acquired Funds will no longer be eligible for exchanges from other PIMCO Funds.

             The consummation of each Reorganization is subject to a number of conditions, including Trustee approval, but is not subject to shareholder approval. In addition, the closing of each Reorganization is not conditioned upon the closing of the other Reorganization. Accordingly, in the event that the conditions to the closing of one of the Reorganizations are met, it is expected that such Reorganization will take place, subject to the terms of its Agreement and Plan of Reorganization, even if the other Reorganization is not consummated.

             The Prospectus will be further supplemented or revised if these events do not occur substantially in accordance with the schedule outlined above.

                                            PIMCO Funds: Multi-Manager Series

            Financial Highlights

            The financial highlights table is intended to help you understand the financial performance of Class D shares of each Fund since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Class D shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual reports to shareholders. The annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor. The Equity Income, Opportunity and Small-Cap Value Funds did not have Class D shares outstanding during the periods shown.

                                                                                                       Dividends in
                                                            Net Realized/    Total Income   Dividends    Excess
 Year or                    Net Asset Value      Net          Unrealized        (Loss)       From Net     of Net
  Period                       Beginning     Investment     Gain (Loss) on  From Investment Investment  Investment
  Ended                        of Period    Income (Loss)    Investments      Operations      Income      Income
-------------------------------------------------------------------------------------------------------------------
 Capital Appreciation Fund
  06/30/01                       $26.88         $ 0.04 (a)      $ (1.36)(a)     $ (1.32)       $(0.13)     $ 0.00
  06/30/00                        26.63          (0.03)(a)         5.36 (a)        5.33         (0.05)      (0.03)
  06/30/99                        26.01           0.06 (a)         2.34 (a)        2.40         (0.13)       0.00
  04/08/98-
   06/30/98                       25.41           0.02 (a)         0.58 (a)        0.60          0.00        0.00
 Global Innovation
  Fund
  06/30/01                       $18.94         $(0.19)(a)     $  (8.70)(a)     $ (8.89)       $ 0.00      $ 0.00
  03/31/00-
   06/30/00                       20.17          (0.04)(a)        (1.19)(a)       (1.23)         0.00        0.00
 Growth & Income
  Fund
  7/31/00-06/30/01               $13.11         $ 0.07 (a)      $ (0.30)(a)     $ (0.23)       $(0.03)     $ 0.00
 Growth Fund
  06/30/01                       $34.76         $(0.12)(a)      $(10.56)(a)     $(10.68)       $ 0.00      $ 0.00
  01/31/00-
   06/30/00                       32.84          (0.11)            2.03            1.92          0.00        0.00
 Healthcare
  Innovation Fund
  06/30/01                       $10.00         $(0.11)(a)      $  1.18(a)        $1.07        $ 0.00      $ 0.00
 Innovation Fund
  (i)
  06/30/01                       $72.72         $(0.47)(a)      $(36.98)(a)     $(37.45)       $ 0.00      $ 0.00
  06/30/00                        37.52          (0.59)(a)        42.18 (a)       41.59          0.00        0.00
  06/30/99                        24.28          (0.29)(a)        14.79 (a)       14.50          0.00        0.00
  04/08/98-
   06/30/98                       21.50          (0.05)(a)         2.83 (a)        2.78          0.00        0.00
 Mid-Cap Fund (ii)
  06/30/01                       $30.71         $ 0.10 (a)      $ (0.76)(a)     $ (0.66)       $(0.13)     $ 0.00
  06/30/00                        22.90          (0.01)(a)         7.85 (a)        7.84         (0.01)       0.00
  06/30/99                        23.99           0.03 (a)        (0.04)(a)       (0.01)        (0.01)       0.00
  04/08/98-
   06/30/98                       23.97           0.00 (a)         0.02 (a)        0.02          0.00        0.00
 Renaissance Fund
  (i)
  06/30/01                       $14.99         $ 0.09 (a)      $  5.47 (a)     $  5.56        $(0.06)     $ 0.00
  06/30/00                        18.22           0.35 (a)        (0.13)(a)        0.22          0.00        0.00
  06/30/99                        19.10           0.00 (a)         1.45 (a)        1.45          0.00        0.00
  04/08/98-
   06/30/98                       18.99           0.01 (a)         0.10 (a)        0.11          0.00        0.00
 Select Growth Fund
  (iii)
  06/30/01                       $24.00         $(0.03)(a)      $ (7.87)(a)     $ (7.90)       $ 0.00      $(0.07)
  03/31/00-
   06/30/00                       23.25           0.01 (a)         0.74 (a)        0.75          0.00        0.00
 Select
  International
  Fund
  10/30/00-
   06/30/01                      $ 6.70         $ 0.00 (a)      $ (1.71)(a)     $ (1.71)       $ 0.00      $ 0.00
 Target Fund
  06/30/01                       $31.14         $(0.14)(a)      $ (7.67)(a)     $ (7.81)       $ 0.00      $ 0.00
  06/09/00-
   06/30/00                       30.46          (0.01)(a)         0.69 (a)        0.68          0.00        0.00
 Tax-Efficient Equity Fund
  06/30/01                       $12.22         $ 0.00          $ (1.90)(a)     $ (1.90)       $ 0.00      $ 0.00
  06/30/00                        11.59           0.02 (a)         0.61 (a)        0.63          0.00        0.00
  07/10/98-
   06/30/99                       10.00           0.03 (a)         1.56 (a)        1.59          0.00        0.00
 Value Fund (i)
  06/30/01                       $11.37         $ 0.10 (a)      $  4.72 (a)     $  4.82        $(0.09)     $ 0.00
  06/30/00                        15.29           0.23 (a)        (1.34)(a)       (1.11)        (0.24)       0.00
  06/30/99                        15.64           0.23 (a)         1.37 (a)        1.60         (0.23)       0.00
  04/08/98-
   06/30/98                       15.99           0.04 (a)        (0.34)(a)       (0.30)        (0.05)       0.00
                             Distributions
 Year or                        From Net
  Period                    Realized Capital
  Ended                          Gains
-------------------------------------------------------------------------------------------------------------------
 Capital Appreciation Fund
  06/30/01                        $(3.49)
  06/30/00                         (5.00)
  06/30/99                         (1.65)
  04/08/98-
   06/30/98                         0.00
 Global Innovation
  Fund
  06/30/01                        $ 0.00
  03/31/00-
   06/30/00                         0.00
 Growth & Income
  Fund
  7/31/00-06/30/01                $(0.00)
 Growth Fund
  06/30/01                        $(2.35)
  01/31/00-
   06/30/00                         0.00
 Healthcare
  Innovation Fund
  06/30/01                        $ 0.00
 Innovation Fund
  (i)
  06/30/01                        $ 0.00
  06/30/00                         (6.39)
  06/30/99                         (1.26)
  04/08/98-
   06/30/98                         0.00
 Mid-Cap Fund (ii)
  06/30/01                        $(3.14)
  06/30/00                         (0.02)
  06/30/99                         (1.07)
  04/08/98-
   06/30/98                         0.00
 Renaissance Fund
  (i)
  06/30/01                        $(1.13)
  06/30/00                         (2.59)
  06/30/99                         (2.33)
  04/08/98-
   06/30/98                         0.00
 Select Growth Fund
  (iii)
  06/30/01                        $ 0.00
  03/31/00-
   06/30/00                         0.00
 Select
  International
  Fund
  10/30/00-
   06/30/01                       $ 0.00
 Target Fund
  06/30/01                        $(1.41)
  06/09/00-
   06/30/00                         0.00
 Tax-Efficient Equity Fund
  06/30/01                        $ 0.00
  06/30/00                          0.00
  07/10/98-
   06/30/99                         0.00
 Value Fund (i)
  06/30/01                        $ 0.00
  06/30/00                         (0.57)
  06/30/99                         (1.72)
  04/08/98-
   06/30/98                         0.00

-------
*Annualized
(a)Per share amounts based upon average number of shares outstanding during the period.
(b)If the investment manager had not reimbursed expenses, the ratio of operat-ing expenses to average net assets would have been 1.94% for the period ended June 30, 2000.
(c)Ratio of expenses to average net assets excluding interest expense is 1.70%.
(d)If the investment manager had not reimbursed expenses, the ratio of operat-ing expenses to average net assets would have been 1.97% for the period ended June 30, 2001.
(e)Ratio of expenses to average net assets excluding interest expense is 1.33%.
(i) The information provided for the Innovation, Renaissance and Value Funds reflects results of operations under each Funds' former Sub-Adviser through March 6, 1999, May 7, 1999 and May 8, 2000, respectively; the Funds would not necessarily have achieved the performance results shown above under their current investment management arrangements.
(ii) Formerly the Mid-Cap Growth Fund.
(iii) Formerly the PIMCO Core Equity Fund. The Fund changed its investment objective and policies on April 1, 2000; the performance results shown above would not necessarily have been achieved had the Fund's current objective and policies been in effect during the periods shown. In addition, the performance results shown above reflect the Fund's advisory fee level in effect prior to April 1, 2000; these results would have been lower had the Fund's current advisory fee level then been in effect.
  Prospectus
88

                                                                                          Ratio of Net
Distributions                                                            Ratio of          Investment
in Excess of                  Net Asset                                 Expenses to     Income (Loss) to
Net Realized       Total     Value End of               Net Assets End  Average Net       Average Net      Portfolio
Capital Gains  Distributions    Period    Total Return of Period (000s)   Assets             Assets      Turnover Rate
----------------------------------------------------------------------------------------------------------------------
       $(4.49)    $(8.11)       $17.45       (9.18)%       $ 2,937         1.10%              0.18%           112%
         0.00      (5.08)        26.88        22.84            524         1.11              (0.10)           119
         0.00      (1.78)        26.63        10.17            339         1.10               0.24            120
         0.00       0.00         26.01         2.36            118         1.10*              0.27*            75
       $(0.03)    $(0.03)       $10.02       (47.02)%      $ 2,878         1.85%             (1.42)%          261%
         0.00       0.00         18.94        (6.10)           146         1.85(b)*          (0.90)*          131
       $(3.63)    $(3.66)        $9.22        (4.50)%      $    11         1.35%*             0.69%*           77%
       $ 0.00     $(2.35)       $21.73       (32.38)%      $    74         1.15%             (0.47)%           85%
         0.00       0.00         34.76         5.85             11         1.16*             (0.78)*           72
       $(1.28)    $(1.28)       $ 9.79         9.70%       $    11         1.51%(d)(e)       (1.06)%          214%
       $(6.35)    $(6.35)       $28.92       (55.16)%      $44,384         1.30%             (0.96)%          271%
         0.00      (6.39)        72.72       115.85         85,096         1.30              (0.93)           186
         0.00      (1.26)        37.52        61.62         18,366         1.30              (0.89)           119
         0.00       0.00         24.28        12.93            139         1.30*             (0.99)*          100
       $(5.65)    $(8.92)       $21.13        (5.65)%      $ 6,981         1.10%              0.44%           153%
         0.00      (0.03)        30.71        34.24            796         1.11              (0.05)           164
         0.00      (1.08)        22.90         0.25            359         1.10               0.16             85
         0.00       0.00         23.99         0.08            142         1.10*              0.03*            66
       $ 0.00     $(1.19)       $19.36        38.27%       $19,710         1.25%              0.48%           138%
        (0.86)     (3.45)        14.99         3.56          1,286         1.25               2.21            133
         0.00      (2.33)        18.22        10.01            192         1.25              (0.02)           221
         0.00       0.00         19.10         0.58            126         1.25*              0.21*           192
       $ 0.00     $(0.07)       $16.03       (32.99)%      $   147         1.25%             (0.19)%          150%
         0.00       0.00         24.00         3.23             10         1.25               0.11            170
       $ 0.00     $ 0.00        $ 4.99       (25.52)%      $     7         1.81%(c)*          0.01%*          168%
       $(2.62)    $(4.03)       $19.30       (27.82)%      $ 1,763         1.20%             (0.70)%          109%
         0.00       0.00         31.14         2.23             10         1.20*             (0.69)*           99
       $ 0.00     $ 0.00        $10.32       (15.55)%      $    79         1.10%              0.02%            41%
         0.00       0.00         12.22         5.44             11         1.11               0.16             32
         0.00       0.00         11.59        15.90            869         1.11*              0.30*            13
       $ 0.00     $(0.09)       $16.10        42.66%       $ 4,003         1.10%              0.66%           204%
        (2.00)     (2.81)        11.37        (7.07)            46         1.11               1.71            196
         0.00      (1.95)        15.29        12.00            118         1.10               1.61            101
         0.00      (0.05)        15.64        (1.85)            98         1.10*              1.23*            77

                                            PIMCO Funds: Multi-Manager Series 89

            Financial Highlights

            The financial information shown below is that of the corresponding series of Dresdner RCM Global Funds, Inc. which were reorganized into the Funds on February 1, 2002. The following financial highlights tables show the Funds' financial performance. This information, including information for the fiscal year ended June 30, 2001, has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are available upon request and incorporated by reference into the SAI.

                                                                                          Distributions Distributions
                           Net Asset    Net      Net Realized               Distributions In Excess of    From Net
FicalsYear or               Value,   Investment and Unrealized   Total from   From Net         Net      Realized Gain
   Period                  Beginning   Income   Gain (Loss) on   Investment  Investment    Investment        on
   Ended                   of Period (Loss) (1)  Investments     Operations    Income        Income      Investments
  -------------------------------------------------------------------------------------------------------------------
  Large Cap Growth Fund
   06/30/2001               $16.77     $(0.01)     $ (2.70)       $ (2.71)      $0.00         $0.00        $(0.00)
   12/31/2000                19.00      (0.05)       (1.57)         (1.62)       0.00          0.00         (0.14)
   12/31/1999 (6)            16.60      (0.08)        6.45           6.37        0.00          0.00         (3.97)
  Tax Managed Growth Fund
   06/30/2001               $13.75     $(0.04)     $ (2.17)       $ (2.21)      $0.00         $0.00        $(0.00)
   12/31/2000                14.95      (0.11)       (1.09)         (1.20)       0.00          0.00          0.00
   12/31/1999 (7)            10.34      (0.29)        5.13           4.84        0.00          0.00         (0.21)
  MidCap Fund
   06/30/2001               $ 3.33     $(0.01)     $ (0.55)       $ (0.56)      $0.00         $0.00        $(0.00)
   12/31/2000 (12)            3.33       0.00         0.00           0.00        0.00          0.00          0.00
  Biotechnology Fund
   06/30/2001               $36.39     $(0.18)     $ (6.41)       $ (6.59)      $0.00         $0.00        $(0.00)
   12/31/2000                20.02      (0.37)       16.78 (11)     16.41        0.00          0.00         (0.04)
   12/31/1999                11.44      (0.15)       12.03          11.88        0.00          0.00         (3.30)
   12/31/1998                10.00      (0.10)        1.86           1.76        0.00          0.00         (0.32)
   12/31/1997 (3)            10.00       0.00         0.00           0.00        0.00          0.00          0.00
  Global Small Cap Fund
   06/30/2001               $18.59     $(0.11)     $ (2.34)       $ (2.45)      $0.00         $0.00        $(0.00)
   12/31/2000                23.31      (0.26)       (2.96)         (3.22)       0.00          0.00         (0.41)
   12/31/1999 (8)            11.63      (0.21)       13.67          13.46        0.00          0.00         (1.78)
  Global Technology Fund
   06/30/2001               $50.09     $(0.09)     $(17.58)       $(17.67)      $0.00         $0.00        $(0.00)
   12/31/2000                59.13      (0.38)       (8.23)         (8.61)       0.00          0.00         (0.43)
   12/31/1999 (9)            24.01      (0.49)       36.99          36.50        0.00          0.00         (1.38)
  Global Health Care Fund
   06/30/2001               $24.60     $(0.09)     $ (2.86)       $ (2.95)      $0.00         $0.00        $(0.00)
   12/31/2000                14.25      (0.16)       10.61          10.45        0.00          0.00         (0.10)
   12/31/1999                13.42      (0.11)        3.53           3.42        0.00          0.00         (2.59)
   12/31/1998                11.65      (0.09)        3.02           2.93        0.00          0.00         (1.16)
   12/31/1997                10.00      (0.06)        3.03           2.97        0.00          0.00         (1.32)
   12/31/1996 (2)            10.00       0.00         0.00           0.00        0.00          0.00          0.00
  International Growth
   Equity Fund
   06/30/2001               $13.82      $0.02      $ (2.81)       $ (2.79)      $0.00         $0.00        $(0.00)
   12/31/2000                22.31      (0.05)       (5.99)         (6.04)       0.00         (0.26)        (1.52)
   12/31/1999 (8)            14.78       0.01         9.08           9.09       (0.07)        (0.09)        (1.40)
  Emerging Markets Fund
   06/30/2001               $12.03      $0.11      $ (1.13)       $ (1.02)      $0.00         $0.00        $(0.00)
   12/31/2000                16.84      (0.04)       (4.22)         (4.26)       0.00          0.00         (0.55)
   12/31/1999 (8)             9.13      (0.06)        8.24           8.18        0.00          0.00         (0.47)
  Europe Fund
   06/30/2001               $11.87     $(0.01)     $ (2.72)       $ (2.73)      $0.00         $0.00        $(0.00)
   12/31/2000                16.12      (0.18)       (1.73)         (1.91)       0.00          0.00         (2.34)
   12/31/1999                13.66      (0.01)        5.66           5.65        0.00         (0.02)        (3.17)
   12/31/1998                12.59      (0.05)        4.60           4.55       (0.17)         0.00         (3.31)
   12/31/1997                10.66       0.01         2.70           2.71       (0.06)         0.00         (0.72)
   12/31/1996                 9.20       0.03         1.45           1.48       (0.02)         0.00          0.00

-------
References in these footnotes to Class I shares and Class N shares are references to those shares of Dresdner RCM Global Funds, Inc. that were exchanged for Institutional Class shares and Class D shares of the Funds on February 1, 2002.

(1)  Calculated using the average share method.
(2) Commencement of operations for the Global Health Care Fund, Class N shares, was December 31, 1996.
(3) Commencement of operations for the Biotechnology Fund, Class N shares was December 30, 1997.
(4) Total return measures the change in value of an investment over the period indicated. For periods less than one year, the total return is not annualized.
(5)  Not annualized. Fund was in operation for less than five days.
(6) Commencement of operations for the Large Cap Growth Fund, Class N shares, was March 2, 1999.
(7) Commencement of operations for the Tax Managed Growth Fund, Class N shares, was February 12, 1999.
(8) Commencement of operations for the Global Small Cap Fund, Class N shares, the International Growth Equity Fund, Class N shares and the Emerging Markets Fund, Class N shares, was March 10, 1999.
(9) Commencement of operations for the Global Technology Fund, Class N shares, was January 20, 1999.
(10) Annualized for periods less than one year.
  Prospectus
90

                                                                                    Ratio of     Ratio of
                                                                      Ratio of     Expenses to     Net
                                                                     Expenses to   Average Net  Investment
Distributions                            Net                Net      Average Net     Assets       Income
in Excess of                            Asset             Assets,    Assets With     Without    (Loss) to
Net Realized                            Value, Total       End of    Waiver and    Waiver and    Average
   Gain on         Total     Redemption End of Return      Period   Reimbursement Reimbursement Net Assets  Portfolio
 Investments   Distributions    Fees    Period  (4)      (in 000's)     (10)          (10)         (10)     Turnover
---------------------------------------------------------------------------------------------------------------------
    $0.00          $0.00       $0.00    $14.06 (16.16)%   $ 41,355      1.00%          1.36%      (0.10)%     19.32%
    (0.47)         (0.61)       0.00     16.77  (8.71)      22,782      1.08           1.74       (0.29)      41.67
     0.00          (3.97)       0.00     19.00  40.48          926      1.20          60.04       (0.55)     109.29
    $0.00          $0.00       $0.24    $11.78 (14.26)%   $  5,889      1.50%          2.98%      (0.67)%     40.02%
     0.00           0.00        0.00#    13.75  (8.09)       6,052      1.50           3.03       (0.75)      85.18
    (0.02)         (0.23)       0.00     14.95  47.07          759      1.50          35.08       (2.66)      43.35
    $0.00          $0.00       $0.00    $ 2.77 (16.82)%   $    440      1.02%          9.57%      (0.54)%     75.61%
     0.00           0.00        0.00      3.33   0.00           50      0.00           0.00        0.00      192.99
    $0.00          $0.00       $0.00    $29.80 (18.11)%   $760,362      1.50%          1.50%      (1.27)%     43.48%
     0.00          (0.04)       0.00     36.39  81.93      908,401      1.50           1.53       (1.06)     250.28
     0.00          (3.30)       0.00     20.02 111.39       14,870      1.50           4.53       (1.09)     431.27
     0.00          (0.32)       0.00     11.44  17.76        3,911      1.50           4.87       (0.95)     127.21
     0.00           0.00        0.00     10.00   0.00(5)     3,000      0.01(5)        0.00        0.01(5)     0.00
    $0.00          $0.00       $0.00    $16.14 (13.18)%   $ 16,842      1.75%          2.64%      (1.30)%    134.32%
    (1.09)         (1.50)       0.00     18.59 (13.84)      15,640      1.75           2.20       (1.06)     201.54
     0.00          (1.78)       0.00     23.31 116.97        1,430      1.75          16.71       (1.49)     161.61
    $0.00          $0.00       $0.00    $32.42 (35.22)%   $258,371      1.56%          1.56%      (0.45)%    386.43%
     0.00          (0.43)       0.00     50.09 (14.60)     378,043      1.50           1.50       (0.55)     450.84
     0.00          (1.38)       0.00     59.13 152.69       82,330      1.75           1.99       (1.32)     119.32
    $0.00          $0.00       $0.00    $21.65 (11.99)%   $240,503      1.50%          1.54%      (0.87)%     68.81%
     0.00          (0.10)       0.00     24.60  73.37      256,909      1.50           1.64       (0.68)     216.09
     0.00          (2.59)       0.00     14.25  28.73        6,284      1.50           4.85       (0.81)     393.83
     0.00          (1.16)       0.00     13.42  25.57        5,487      1.50           3.65       (0.69)     153.92
     0.00          (1.32)       0.00     11.65  30.00        4,671      1.50           2.93       (0.55)     157.65
     0.00           0.00        0.00     10.00   0.00        4,000      0.00(5)        0.00        0.00(5)     0.00
    $0.00          $0.00       $0.00    $11.03 (20.19)%   $ 10,832      1.25%          1.94%       0.33%      84.19%
    (0.67)         (2.45)       0.00     13.82 (26.95)       5,124      1.25           2.36       (0.29)     161.71
     0.00          (1.56)       0.00     22.31  62.48        1,738      1.25          10.89        0.07      139.69
    $0.00          $0.00       $0.00    $11.01  (8.48)%   $  2,168      1.75%          6.29%       1.80%      54.23%
     0.00          (0.55)       0.00     12.03 (25.29)       2,170      1.75           5.88       (0.29)     162.14
     0.00          (0.47)       0.00     16.84  90.31          299      1.75          79.18       (0.68)     215.64
    $0.00          $0.00       $0.00    $ 9.14 (23.00)%   $ 48,663      1.60%          2.02%      (0.11)%     87.22%
     0.00          (2.34)       0.00     11.87 (11.39)      61,502      1.60           2.07       (1.12)     173.06
     0.00          (3.19)       0.00#    16.12  43.59       67,910      1.03           2.01       (0.11)     202.90
     0.00          (3.48)       0.00     13.66  37.40      191,338      0.00           1.97        0.00      114.00
     0.00          (0.78)       0.00     12.59  25.70      176,414      0.00           1.30        0.00       85.00
     0.00          (0.02)       0.00     10.66  15.87      149,299      0.00           1.42        0.00       51.00

-------
(11) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investment of the Fund.
(12) Commencement of operations for the MidCap Fund, Class N shares, was December 29, 2000.
# Amount represents less than $0.01 per share.

                                           PIMCO Funds: Multi-Manager Series:

            PIMCO Funds: Multi-Manager Series

            The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

            You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-888-87-PIMCO, or by writing to:

                  PIMCO Funds Distributors LLC
                  2187 Atlantic Street
                  Stamford, CT 06902

            You may also contact your financial service firm for additional information.

            You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-6161.

            You can also visit our Web site at www.pimcofunds.com for additional information about the Funds.

            [LOGO OF PIMCO FUNDS]

            File No. 811-6161
  Prospectus
92

          ---------------------------------------------------------------------
PIMCO     INVESTMENT ADVISER AND ADMINISTRATOR
Funds:    PIMCO Advisors, a division of Allianz Dresdner Asset Management of
Multi-    America, L.P., 888 San Clemente Drive, Newport Beach, CA 92660
Manager   ---------------------------------------------------------------------
Series    SUB-ADVISERS
          PIMCO Equity Advisors LLC, PIMCO Funds Advisors LLC, Cadence Capital Management, Dresdner RCM Global Investors LLC, NFJ Investment Group, Parametric Portfolio Associates
          ---------------------------------------------------------------------
          DISTRIBUTOR
          PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896
          ---------------------------------------------------------------------
          CUSTODIAN
          State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
          64105
          ---------------------------------------------------------------------
          SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT
          PFPC, Inc., P.O. Box 9688, Providence, RI 02940
          ---------------------------------------------------------------------
          INDEPENDENT ACCOUNTANTS
          PricewaterhouseCoopers LLP, 1055 Broadway, 10th Floor, Kansas City, MO 64105
          ---------------------------------------------------------------------
          LEGAL COUNSEL
          Ropes & Gray, One International Place, Boston, MA 02110
          ---------------------------------------------------------------------
          For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.pimcofunds.com.

                                                     Not part of the Prospectus

[PIMCO's INTERNET PAGE]
Fund information, manager commentary and more at www.pimcofunds.com.


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PZ006 02/02                                           Not part of the Prospectus
--------------------------------------------------------------------------------

PIMCO
FUNDS

PIMCO Funds
Distributors LLC

2187 Atlantic Street
Stamford, CT 06902-6896

      The following information is hereby added to the PIMCO Funds Prospectus--Share Classes D, beginning on page 91, for the period through February 2, 2002, after which date it no longer applies.

                      Financial Statement Information

        An unaudited semi-annual report for Dresdner RCM Global Funds, Inc. (the "DRCM Global Funds") for the period January 1 through June 30, 2001 (the "Report") was previously mailed to shareholders of the DRCM Global Funds. In connection with the proposed reorganization of the DRCM Global Funds into new series of PIMCO Funds: Multi-Manager Series which have a June 30 fiscal year end, and the need to make available recently audited financial information with this prospectus, PricewaterhouseCoopers LLP ("PwC") recently conducted an audit of the Report previously received by you.

        Listed below are the significant changes that have been made to the June 30, 2001 Financial Statements of the DRCM Global Funds resulting from the matters referred to above.

      I. Footnote 10 to the Report Has Been Modified As Follows:

      a. Reorganization of the DRCM Global Funds

        At a meeting held on October 17, 2001, the Board of Directors approved the reorganization of each of the DRCM Global Funds into newly created series (the "New Funds") of PIMCO Funds: Multi-Manager Series, a Massachusetts business trust (the "MMS Trust").

        Each reorganization is to be accomplished pursuant to an Agreement and Plan of Reorganization whereby holders of Class I or Class N shares in the DRCM Global Funds would receive the same number of shares of a similar class of the corresponding New Fund. The New Funds would have substantially the same investment objectives, policies and strategies as the DRCM Global Funds and would have a unified fee structure that sets fixed advisory and administrative fees in place of the fluctuating expense ratios for the DRCM Global Funds. PIMCO Advisors L.P. ("PALP") would be the investment adviser to the New Funds, and Dresdner RCM Global Investors LLC would be the subadvisor to the New Funds.

      b. Change in the DRCM Global Funds' Fiscal Year End

        At a meeting held on December 3, 2001, the Board of Directors approved a change in the fiscal year end of the DRCM Global Funds from December 31 to June 30 to facilitate both the reorganized DRCM Global Funds and the existing series of the MMS Trust having the same fiscal year end.

      c. Liquidation of Dresdner RCM Strategic Income Fund

        At a meeting held on December 3, 2001, the Board of Directors approved the liquidation of the Dresdner RCM
      Strategic Income Fund. As a result, the Dresdner RCM Strategic Income Fund will not be included as part of the proposed reorganizations of the DRCM Global Funds into new series of the MMS Trust.

      II. The Report of the Independent Accountants Covering Their Audit Has Been Included As Follows:

                     Report of Independent Accountants

      To the Board of Directors and Shareholders of Dresdner RCM
      Global Funds, Inc.:

      In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dresdner RCM Global Funds, Inc. (consisting of the Large Cap Growth Fund, Tax Managed Growth Fund, MidCap Fund, Small Cap Fund, Biotechnology Fund, Balanced Fund, Global Equity Fund, Global Small Cap Fund, Global Technology Fund, Health Care Fund, International Growth Equity Fund, Emerging Markets Fund, Europe Fund and Strategic Income Fund), hereafter referred to as the "Funds" at June 30, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

      PricewaterhouseCoopers LLP
      Boston, Massachusetts
      December 3, 2001

      III. The Financial Statements Have Been Revised/Updated As
      Follows:

      . The word "Unaudited" has been deleted from the "Portfolio of Investments" "Statements of Assets and Liabilities", "Statements of Operations", "Statements of Changes in Net Assets", "Financial Highlights" and "Notes to Financial Statements".

      . "The Statements of Operations" and "Statements of Changes In Net Assets" have been expanded to include audited prior year information as required per SEC Regulation S-X and Generally Accepted Accounting Principles.

      . The "Net Asset Value, End of Period", "Net Realized and Unrealized Gain (Loss) on Investments", "Total from Investment Operations", "Total Return" and "Net Assets End of Period (in 000's)" for the period ended June 30, 2001 for the Global Healthcare Fund reflects the effect of a security valuation increase of approximately $900,000 ($.08 per share).

      You can expect to receive the next unaudited semi-annual report in February 2002 and the next audited annual report in August 2002. In the interim, copies of the most recently audited report for the period January 1 through June 30, 2001 are available upon request by calling (800) 726-7240.

                                       2